As filed with the Securities and Exchange Commission on April 29, 2011
Commission File Nos. 333-147464 811-02570

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4
and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 6

FEDERAL LIFE VARIABLE ANNUITY
ACCOUNT - A
(Exact Name of Registrant)

Federal Life Insurance Company (Mutual)
(Name of Depositor)

3750 West Deerfield Road
Riverwoods, Illinois 60015
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (800) 233-3750

William S. Austin
President and Chief Operating Officer
Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, Illinois 60015
(Name and Address of Agent for Service)

Copy to:

Michael K. Renetzky, Esq.
Locke Lord Bissell & Liddell LLP
111 South Wacker Drive
Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:  As soon after the effective date of this registration statement as is practicable.

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on [date], pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [date] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Individual Variable Deferred Annuity Contract.

INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY
FEDERAL LIFE INSURANCE COMPANY (MUTUAL)
AND THROUGH
FEDERAL LIFE VARIABLE ANNUITY ACCOUNT — A

This prospectus provides information about Federal Life Variable Annuity Account — A, the individual variable deferred annuity contract and Federal Life Insurance Company (Mutual) that you should know before investing in the contract, including a description of the material rights and obligations under the contract.

It is important that you read the contract. Your contract is the formal contractual agreement between you and Federal Life Insurance Company (Mutual). Where the description of the terms of the contract contained in the prospectus and the terms of the contract differ, the contract will control. This prospectus describes the material rights and obligations under the contract and is meant to help you decide if the contract will meet your needs. Please carefully read this prospectus and any related documents and keep everything together for future reference. Additional information about Federal Life Variable Annuity Account — A can be found in the Statement of Additional Information (the “SAI”) dated April 29, 2011 that is available upon request without charge. To obtain a copy, please contact us at: 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

The SAI is incorporated by reference into this prospectus and is legally part of this prospectus, and its table of contents is listed on page 24. The prospectus and the SAI are part of the registration statement that we filed with the Securities and Exchange Commission (“SEC”) about this securities offering. The registration statement, material incorporated by reference, and other information is available on the website the SEC maintains (http://www.sec.gov) regarding registrants that make electronic filings.

Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or determined if this prospectus is truthful or complete. It is a criminal offense to represent otherwise. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state where this is not permitted. Please note that the contracts and the investment choices:

•	Are not insured by the Federal Deposit Insurance Corporation (FDIC)

•	Are not bank/credit union guaranteed

•	May lose value

•	Are not a deposit

•	Are not insured by any federal agency

Variable investment choices are available for investment under the contract. The variable investment choices are represented by a subaccount of Federal Life Variable Annuity Account — A, each of which invests in shares of one of the following portfolios:

•	Federal Life Fixed Income Portfolio

•	Federal Life Equity Portfolio

The portfolios are not the same investment portfolios that you would buy shares of through your stockbroker or a retail mutual fund. Before making investment choices, be sure to review the prospectuses for the portfolios, which are attached to this prospectus.

The date of this prospectus is April 29, 2011.

DEFINITIONS

The following terms, when used throughout this prospectus, have special meaning. In reading this prospectus, please refer back to this glossary if you have any questions about these terms.

Accumulation Unit — A unit of measure used to calculate the value of a subaccount prior to the maturity date of your contract.

Annuitant — The person on whose life annuity income payments for the contract are based. The owner is the annuitant unless the owner designates another person as the annuitant.

Annuity Unit — A unit of measure used to calculate variable payments.

Beneficiary — The person who may receive the benefits of the contract upon the death of the owner or the annuitant.

Company — Federal Life Insurance Company (Mutual).  The Company is also referred to as “Federal Life,” “we,” “us” and “our.”

Contract — The individual variable deferred annuity contract and any endorsements.

Contract Value — The sum of the values of your interest in the subaccounts.

Contract Year — Any period of twelve months commencing with the issue date of the contract or commencing with the same month and day as the issue date of the contract in each subsequent year the contract is in force.

Distributor — FED Mutual Financial Services, Inc., a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA), 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Equity Securities — Securities that represent ownership in the issuing company, such as shares of common stock.

Exchange Traded Fund (ETF) — A fund that typically tracks an index and represents a basket of stocks like an index fund, but the shares of the ETF trade like shares of stock on an exchange.

Fixed Income Securities — Securities that periodically pay a fixed dollar amount, such as bonds.

Home Office — Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Issue Date — The date as of which the initial purchase payment is credited to the contract and the date the contract takes effect. This date is shown on the contract schedule.

Maturity Date — The date annuity payments are scheduled to begin. Annuity payments must begin no later than the first day of the first calendar month following the annuitant’s 95th birthday. The maturity date of your contract is shown on the contract.

Net Asset Value — The amount computed by an investment company as the price at which its shares or units may be redeemed. This price is computed in accordance with the rules of the SEC. It is computed no less frequently than each valuation period.

Owner — The person who owns the contract and is entitled to exercise all rights and privileges provided in the contract. The owner is also referred to as “you” and “your.”

Payee — The person designated by the owner to receive the annuity income payments under the contract. The annuitant is the payee unless you designate another party as the payee. You may change the payee at any time.

Portfolio — Any investment portfolio in which a subaccount invests.

Purchase Payment or Premium — The amount paid by the owner and accepted by the Company as consideration for the contract.

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Separate Account — Federal Life Variable Annuity Account — A, which is a segregated asset account that is established and maintained by Federal Life pursuant to the laws of the State of Illinois. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Subaccount — A subdivision of the separate account.

Valuation Day — Each day the New York Stock Exchange is open for business.

Valuation Period — The period which begins at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next valuation day.

KEY FACTS

The next two sections briefly introduce the contract (and its benefits and features) and its costs. However, please carefully read the contract, the whole prospectus and any related documents before purchasing the contract to be sure that it will meet your needs.

Fees and Expenses	You will be responsible for certain fees and expenses when purchasing a contract. See “Fees and Expenses” and “Contract Charges and Expenses.”

The Contract	The individual variable deferred annuity contract is a contract between “you,” the owner and “us,” Federal Life. Your investment is governed by the terms of your contract. It is important that you read your contract. Where your contract and this prospectus differ, your contract will control. See “The Contract.”

Investment Purpose	The contract is intended to help you save for retirement or another long-term investment purpose. The contract is designed to provide tax deferral on your earnings, if it is not issued under a qualified retirement plan. Qualified plans confer their own tax deferral. See “Taxes.”

Investment Choices	You may choose among various investment choices called subaccounts, each of which invests in a portfolio. See “Investment Choices.”

Purchases	An initial, lump sum purchase payment, or premium, is due and must be paid in full before the contract becomes effective. You may make additional purchase payments at any time before the maturity date of your contract. See “Purchasing a Contract.”

Right To Cancel	If you change your mind about having purchased the contract, you may return it without penalty. There are conditions regarding time and other limitations. See “Purchasing a Contract — Right to Examine and Cancel.”

Transfers	There are restrictions on transferring your money among the different investment choices. See “Transfers and Frequent Transfer Restrictions.”

Accessing Your Money	You may fully surrender your contract any time prior to the maturity date of your contract. You may request a partial surrender prior to the maturity date provided the contract value remaining after the partial surrender meets certain minimum limits shown on the contract schedule. The amount we pay upon a full or partial surrender is equal to the contract value surrendered minus fees and premium tax, if any. Unless instructed otherwise, we will make partial

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surrenders pro rata from the subaccounts. See “Access To Your Money.”

Income Payments	There are a number of income options available after your contract reaches its maturity date, which is the income phase. See “Income Payments.”

Death Benefit	The contract has a death benefit that becomes payable if you or the annuitant die before the maturity date of your contract. See “Death Benefit.”

FEES AND EXPENSES

Owner Transaction Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses
Deferred Sales Load (as a percentage of purchase payments or amount surrendered, as applicable)	None
Maximum Premium Taxes(1) — Percentage of Each Premium	3.50%
Expedited Delivery Charge(2)	$25

(1)	Currently, premium taxes do not apply.

(2)	The charge for overnight delivery of a check for funds due to you upon a surrender to arrive on Saturday; otherwise, the charge for overnight delivery of a check is $15 for surrenders. We charge $20 for wire transfers of funds due to you in connection with surrenders.

Periodic Expenses

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the portfolios’ fees and expenses.

Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	.35%
Administrative Expense Charge	.15%

Total Separate Account Annual Expenses	.50%

Total Annual Portfolio Operating Expenses

The next item shows the minimum and maximum total annual operating expenses charged by the portfolios that you may pay periodically during the time that you own the contract. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum		Maximum

Total Annual Portfolio Operating Expenses(1)	7.36%	—	18.60%
(includes expenses that are deducted from portfolio assets, including management and administration fees, distribution (12b-1) fees and other expenses)

(1)	The minimum and maximum portfolio operating expenses above do not reflect contractual expense reimbursements applied to the portfolios. The minimum and maximum actual total portfolio operating expenses

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that include contractual expense reimbursement arrangements are 0.68% and 0.70%, respectively. Refer to the next table for specific information on actual portfolio operating expenses.

The expenses shown in the table above are the annual operating expenses for the portfolios, including the indirect expenses of the underlying exchange-traded funds (“ETFs”).

More detail concerning each portfolio’s fees and expenses, including the indirect expenses of the underlying ETFs in which the portfolios invest, is set forth below. But please refer to the portfolio’s prospectus for even more information, including investment objectives, performance, and information about FLC Investment Management Company, LLC, the portfolios’ adviser, as well as Alley Company, LLC, each portfolio’s subadviser.

The following table sets forth portfolio operating expenses as an annual percentage of the portfolio’s average daily net assets. In addition to the fees set forth below, the portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period.

				Acquired	Total		Net Total
	Management/	Distribution	Other	ETF Fees/	Annual	Expense	Annual
	Administrative	(12b-1) Fees	Expenses	Expenses	Operating	Reimbursement	Operating
Portfolio Name	Fee	(1)	(2)	(3)	Expenses	(4)	Expenses

Federal Life Fixed Income Portfolio	0.25%	0.00%	6.79%	0.20%	7.24%	(6.54)%	0.70%
Federal Life Equity Portfolio	0.25%	0.00%	9.86%	0.18%	10.29%	(9.61)%	0.68%

(1)	Portfolio shares are subject to fees imposed under a defensive plan of distribution (the “Distribution Plan”) adopted by Federal Life Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Although during the last fiscal year, the portfolios did not pay any 12b-1 fees, the portfolios may pay 12b-1 fees during the current fiscal year. Under the Distribution Plan, FLC Investment Management Company, LLC may use its management fees, in addition to its past profits or its other resources, to pay intermediaries for providing services intended to result in the sale of portfolio shares and/or shareholder support services.

(2)	Other expenses may include, but are not necessarily limited to, registration fees, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested trustees.

(3)	Federal Life Variable Annuity Account-A, which is the portfolios’ sole shareholder, indirectly bears the expenses of the underlying ETFs in which the portfolios invest. Therefore, the contract owners, as indirect investors in the portfolios, also indirectly bear the expenses of the underlying ETFs. The expenses of the underlying ETFs, however, are not out-of-pocket expenses for Federal Life Variable Annuity Account-A or the contract owners. The expenses of the underlying ETFs are taken out of the ETFs and are reflected in their market values. The annual operating expenses for the underlying ETFs for the portfolios range from 0.09% to 0.50%. This table shows total annual operating expenses for each of the portfolios based on the pro rata share of expenses that the portfolio bears based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s net total annual fund operating expenses for the last fiscal year. The annual operating expenses for the underlying ETFs was 0.20% for the Federal Life Fixed Income Portfolio and 0.18% for the Federal Life Equity Portfolio. Future expenses may be greater or less than those shown if the portfolios invest in a different mix of ETFs. The operating expenses in this table do not correlate to the expense ratio in the portfolio’s financial statements because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs.

(4)	In order to limit expenses, Federal Life Insurance Company (Mutual) entered into an expense limitation agreement with Federal Life Trust. Pursuant to the expense limitation agreement, Federal Life Insurance Company (Mutual) agreed to reimburse each portfolio to the extent that the portfolio’s operating expenses (excluding management fees and expenses not normally considered operating expenses such as extraordinary expenses), paid or payable by the portfolio, exceeds 0.25% of the portfolio’s average daily net assets. Federal Life Insurance Company (Mutual) is entitled to recapture fees reimbursed by it to the portfolio subject to the following limitations: (i) the reimbursement is made only for fees and expenses incurred

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during the preceding three fiscal years and (ii) Federal Life Insurance Company (Mutual) is not entitled to recapture any amount that would cause the portfolio to exceed its annual expense limitation. The expense limitation agreement automatically renews annually and may be terminated, on sixty (60) days written notice, by the Board of Trustees of Federal Life Trust, or the portfolio. In addition, the expense limitation agreement may be terminated by Federal Life Insurance Company (Mutual) at any time following one year after the effective date of the most recent registration statement on Form N-1A of Federal Life Trust.

The annual operating expenses for the underlying ETFs range from 0.09% to 0.50%. The example below shows total annual operating expenses for each of the portfolios based on the pro rata share of expenses that the portfolio bears based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s net total annual fund operating expenses for the last fiscal year. The annual operating expenses for the underlying ETFs was 0.20% for the Federal Life Fixed Income Portfolio and 0.18% for the Federal Life Equity Portfolio. The expenses shown below include both the annual operating expenses for the portfolio and the annual operating expenses for the underlying ETFs. Future expenses may be greater or less than those shown if the portfolios invest in a different mix of ETFs.

Example

The example below is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. Premium tax charges are not reflected in the example. The example also assumes that your investment has a 5% annual return on assets each year and assumes the maximum fees and expenses of any of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	$121	$377	$653	$1,439
Federal Life Equity Portfolio	$117	$365	$632	$1,394

(2) If you annuitize at the end of the applicable time period:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	$121	$377	$653	$1,439
Federal Life Equity Portfolio	$117	$365	$632	$1,394

(3) If you do not surrender your contract:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal Life Fixed Income Portfolio	$121	$377	$653	$1,439
Federal Life Equity Portfolio	$117	$365	$632	$1,394

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

Although Federal Life Variable Annuity Account — A, the separate account, has been in existence since April 7, 1975, the contracts were not offered until October 30, 2009. The following condensed financial information presents the accumulation unit values and ending accumulation units outstanding for the portfolios

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for the period ended on December 31, 2010. This information should be read in conjunction with the separate account’s financial statements and related notes which are included in the SAI.

			Number of Units
	Accumulation Unit Value	Accumulation Unit Value	Outstanding
Subaccount	at Beginning of Period	at End of Period	at End of Period

Federal Life Fixed Income Portfolio	$9.94	$10.18	104,742
Federal Life Equity Portfolio	$10.67	$12.30	256,990

FINANCIAL STATEMENTS

The financial statements of the separate account and Federal Life Insurance Company (Mutual) can be found in the SAI. The financial statements of the separate account include information about all the contracts offered through the separate account. The financial statements of Federal Life Insurance Company (Mutual) that are included should be considered only as bearing upon the Company’s ability to meet its contractual obligations under the contracts. Federal Life Insurance Company’s (Mutual) financial statements do not bear on the future investment experience of the assets held in the separate account. For a copy of the SAI, please contact us. A form to request a copy of the SAI is included at the end of this prospectus.

FEDERAL LIFE INSURANCE COMPANY (MUTUAL)

Federal Life Insurance Company (Mutual), located at 3750 West Deerfield Road, Riverwoods, Illinois 60015, commenced business on May 5, 1900 following incorporation on September 8, 1899 as a life insurer under the Illinois Life Insurance Act of 1869. We are an Illinois domiciled company authorized to write life, annuity, and accident and health insurance. On March 12, 1945, our plan to convert from a stock company to a mutual was approved by the Illinois Director of Insurance. In 1962, our mutualization plan was completed and a certificate was issued by the Illinois Director of Insurance substantiating the effective date of our corporate structural change. We are admitted to conduct life insurance and annuity business in 46 states.

We issue and administer the separate account and the contracts, which are described below. We maintain records of the name, address, taxpayer identification number and other pertinent information for each owner, the number and type of contracts issued to each owner and records with respect to the value of each contract.

INVESTMENT CHOICES

The Separate Account

We established Federal Life Variable Annuity Account — A, the separate account, on April 7, 1975, pursuant to the provisions of Illinois insurance law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

We own the assets in the separate account. The portion of the assets of the separate account equal to the reserves and other contract liabilities with respect to the separate account are not chargeable with the liabilities arising out of any other business we may conduct. The income, gains and losses, both realized and unrealized, from the assets of the separate account will be credited to or charged against the separate account without regard to any other income, gains or losses of the Company. We have the right to transfer to our general account any assets of the separate account that are in excess of such reserves and other liabilities. “Such reserves and other liabilities” refers to the aggregate contract value allocated to the investment options for all contracts funded by the separate account. The obligations of the separate account are not our general obligations and will be satisfied solely by the assets of the separate account. We reserve the right to deduct taxes attributable to the operation of the separate account.

The separate account is divided into subaccounts. We do not guarantee the investment performance of the separate account or any of its subaccounts. Any investment gain or loss depends on the investment

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performance of the portfolios. You assume the full investment risk for all amounts placed in the separate account.

The Portfolios

Each subaccount of the separate account invests in shares of a corresponding portfolio. The contract offers the following portfolios, each of which is issued under the Federal Life Trust.

Federal Life Fixed Income Portfolio.

•	Seeks income as its primary objective by investing predominantly in exchange-traded funds (“ETFs”) that invest in fixed income securities.

•	Seeks a conservative investment risk posture by investing primarily in investment grade fixed income ETFs and by selecting a number of different ETFs that represent a variety of underlying sectors.

•	May invest a portion of its assets in cash, cash equivalents, money market funds or other investments.

•	The adviser is FLC Investment Management Company, LLC and the subadviser is Alley Company, LLC.

Federal Life Equity Portfolio.

•	Seeks capital growth as its primary objective by investing predominantly in ETFs that invest in equity securities.

•	Seeks an aggressive investment risk posture by investing primarily in equity ETFs.

•	Seeks a diversified and broad-based market exposure by selecting a number of different ETFs that represent a variety of underlying sectors.

•	May invest a portion of its assets in cash, cash equivalents, money market funds or other investments.

•	The adviser is FLC Investment Management Company, LLC and the subadviser is Alley Company, LLC.

The values and benefits of your contract depend on the investment performance of the portfolios in which you invest. We do not guarantee the investment performance of the portfolios. You bear the full investment risk for amounts allocated or transferred to the portfolios. There is no assurance that the portfolios will achieve their stated objective.

The portfolio prospectuses contain more detailed information about the portfolios. Current copies of the portfolio summary prospectuses are attached to this prospectus and they contain information regarding accessing the complete portfolio prospectuses. You should read the information contained in the portfolio prospectuses carefully before investing.

Voting Privileges

To the extent required by law, we will obtain instructions from you and other owners about how to vote our shares of a portfolio when there is a vote of shareholders of a portfolio. We will vote all the shares we own in proportion to those instructions from owners. An effect of this proportional voting is that a relatively small number of owners may determine the outcome of a vote.

Our Substitution and Other Rights

We reserve the right to substitute a different portfolio for the one in which any subaccount is currently invested, or transfer money to our general account. We will obtain any required approval from the SEC before doing so. We will give you notice of any substitution.

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When permitted by law, we may:

•	add new subaccounts to, or remove existing subaccounts from, the separate account, or combine subaccounts;

•	make new subaccounts or other subaccounts available to such classes of the contracts as we may determine;

•	add new portfolios, or remove existing portfolios;

•	substitute a different portfolio for any existing portfolio if shares of a portfolio are no longer available for investment, or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	deregister the separate account under the Investment Company Act of 1940 if such registration is no longer required;

•	operate the separate account as a management investment company under the Investment Company Act of 1940 or as any other form permitted by law; and

•	make any changes to the separate account or its operations as may be required by the Investment Company Act of 1940 or other applicable law or regulations.

THE CONTRACT

Overview

The individual variable deferred annuity contract is a contract between “you,” the owner, and “us,” Federal Life. The contracts are intended for retirement savings or other long-term investment purposes. We will not issue a contract to someone over the age of 85.

In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The contracts, like all deferred annuity contracts, have two phases — the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a qualified retirement plan.

The contracts are called variable annuity contracts because you can choose to allocate your purchase payment(s) among various investment choices. You have two investment choices. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the portfolios you select.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, a fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the portfolios you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

This prospectus provides a description of the material rights and obligations under the contract. Your contract is the formal contractual agreement between you and the Company.

Interested Parties

The parties to the contract are you, as owner of the contract, and us, Federal Life. Other interested parties include the annuitant and the beneficiary, as described below.

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Owner.  In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time of application. The person who owns the contract is entitled to exercise all rights and privileges provided in the contract. The owner may be changed by written notice. A change of owner will automatically revoke any prior designation of owner. A change of owner will become effective as of the date the authorization request is signed. The Company will not be liable for any payment made or action taken when following the instructions of the owner identified in the Company’s records.

Annuitant.  The annuitant is the person on whose life we base annuity income payments for the contract. The owner is the annuitant unless the owner designates another person as the annuitant. The owner of the contract must be the annuitant except where there is a custodian for a minor annuitant, a non-natural person, a trust or an employer sponsored plan. You may change the annuitant by written notice prior to the maturity date of the contract. Any change of annuitant is subject to the Company’s underwriting rules then in effect.

Beneficiary.  The beneficiary is the person that you name to receive the benefits of the contract upon the death of the annuitant. Unless designated irrevocably, you may change the beneficiary by written notice prior to the annuitant’s death. If you designate an irrevocable beneficiary, you will need to obtain the beneficiary’s written consent before you can change the beneficiary designation or exercise certain other rights.

PURCHASING A CONTRACT

Purchase Payments

Minimum Initial Purchase Payment: $5,000.

Minimum Subsequent Purchase Payments: $500.

Maximum Purchase Payments:  The maximum total of all purchase payments you may make without our prior approval is $1 million.

Purchase payments, or premiums, may be paid to us at any time before the maturity date of the contract, so long as the annuitant is still living and the contract has not been surrendered. The initial purchase payment must be paid to us on or before the date the contract is issued. Each purchase payment must be paid to us at our home office:

Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, Illinois 60015

Upon request, we will provide you with a receipt as proof of payment.

Allocations of Purchase Payments

You may allocate your purchase payments among the available investment choices. You must tell us the percentage of the purchase payment(s) to be applied to each investment choice. We allocate purchase payments according to the instructions contained in our records at the time we accept the purchase payment at our home office. Your initial allocation instructions are on the application. Allocations must be made in whole percentages. Unless different allocation instructions are received, the allocation for additional purchase payments, if any, will be the same as for the initial purchase payment. You may change the percentage allocation among available investment choices by sending us written notice. Such changes are subject to any limit on the number of investment choices available through each contract. Changes in allocation will not be effective until the date we receive your written notice and will only affect purchase payments we receive after that date.

We will issue your contract and allocate your initial purchase payment within two business days (days when the New York Stock Exchange is open) after we receive your initial purchase payment and all information that we require for the purchase of a contract. If we do not receive all of the information that we

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require, we will contact you to get the necessary information. If for some reason we are unable to complete this process within five business days, we will return your money.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. If we receive your purchase payment on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Each business day ends when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Right to Examine and Cancel

You have the right to examine and to cancel the contract. You may return the contract within 10 days of the date it is received to either our home office or to the agent through whom it was purchased. If you were 65 years of age as of the date the application was signed, or if this contract was a replacement of another annuity contract, then that period of time will be extended to 30 days. When we receive the contract, we will cancel the contract and refund the full contract value plus any fees or charges that were assessed since the issue date of the contract. Where required by law, we will refund your purchase payment(s), or the greater of your purchase payment(s) and the full contract value plus any fees or charges that were assessed since the issue date of the contract.

CONTRACT VALUE

Your contract value is the sum of your value in the subaccounts of the separate account. Your contract value will go up or down as a result of purchase payments, surrenders, transfers, fees and charges. Your contract value will vary depending on the investment performance of the portfolios you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract, we call the unit an annuity unit.

Accumulation Units

To calculate the value of a subaccount, we multiply the number of accumulation units attributable to each subaccount by the accumulation unit value for that subaccount as of the end of the valuation period for which the value is being determined, as set forth below. When your purchase payments are credited to a subaccount, they are converted into accumulation units in accordance with the calculation procedures described below. Each additional purchase payment you make to a subaccount will increase the number of accumulation units you own in that subaccount. The number of accumulation units you own can also decrease upon the occurrence of certain events. Events that will result in the cancellation of an appropriate number of accumulation units of a subaccount include:

•	transfers from a subaccount;

•	a full or partial surrender;

•	payment of the death benefit;

•	annuitization;

•	deduction of charges, fees or premium tax.

Accumulation units will be canceled as of the end of the valuation period during which the transaction occurs.

The accumulation unit value for each subaccount on any valuation day is determined by multiplying the accumulation unit value on the prior valuation day by the net investment factor for the valuation period. A “valuation day” is each day the New York Stock Exchange is open for business. The net investment factor is

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used to measure the investment performance of a subaccount from one valuation period to the next. A “valuation period” is the period which begins at the close of regular trading on the New York Stock Exchange on any valuation day and ends at the close of regular trading on the next valuation day. A net investment factor is determined for each subaccount for each valuation period. The net investment factor may be greater or less than one, so the value of an accumulation unit can increase or decrease.

Net investment factor	=	A B	— C

The net investment factor for each subaccount is determined by dividing A by B and then subtracting C from the result, where:

•	A is equal to:

1.	the net asset value per share of the portfolio held in the subaccount, determined at the end of the applicable valuation period; plus

2.	the per share amount of any dividend or net capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the applicable valuation period; plus or minus

3.	a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the subaccount.

•	B is the net asset value per share of the portfolio held in the subaccount, determined at the end of the preceding valuation period; and

•	C is the sum of the mortality and expense risk charge and the administration charge to be deducted from the subaccount for the number of days in the applicable valuation period.

The value of an accumulation unit may go up or down from day to day.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

Transfers During the Accumulation Phase

You may instruct us to transfer amounts between the subaccounts prior to the maturity date of the contract, which is the accumulation phase. The minimum transfer amount is shown on the contract schedule. If, after the transfer, the amount remaining in any of the subaccounts from which the transfer is made is less than $100, we may transfer the entire amount instead of the requested amount. The maximum number of transfers per contract year is shown on the contract schedule. We will not honor transfer requests when the transfer would be detrimental to any portfolio, other owners or the separate account.

Transfers During the Income Phase

During the income phase, you may transfer annuity units between subaccounts if you have chosen to receive variable payments. This is done by converting annuity units of a subaccount into a dollar amount using the annuity unit value for that subaccount on the valuation period during which the transfer occurs and reconverting that dollar amount into the appropriate number of annuity units of another subaccount using its annuity unit value for the same valuation period. Thus, on the date of the transfer, the dollar amount of the portion of a variable income payment generated from the annuity units of either subaccount would be the same. The maximum number of transfers per contract year is shown on the contract schedule. If fixed annuity payments are selected, transfers are not allowed.

Transfer Procedures

You can make transfers by telephone, by written request, or by other means we authorize. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may record all telephone

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instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective as of the end of the business day when we receive your fully completed request. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our home office on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

We disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers; Market Timing

The contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying portfolios and could negatively impact performance by interfering with efficient management and reducing long-term returns, and increasing administrative costs.

Frequent transfers may also dilute the value of shares of an underlying portfolio. Neither the contracts nor the underlying portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some owners could be at the expense of other owners of the contract. To protect owners and the underlying portfolios, we have policies and procedures to deter frequent transfers between the subaccounts.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between subaccounts may be modified if we determine that the exercise by one or more owners is, or would be, to the disadvantage of other owners.

We continuously monitor transfers under the contract for disruptive activity based on frequency, pattern and size. We will more closely monitor contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial surrender to access the contract value in the subaccount(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the contract on a watch list.

We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact us if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every contract engaging in frequent transfers every time. Because our policies and procedures are discretionary, it is possible that some contract owners may engage in frequent transfer activity while others may not engage in such activity. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

Additionally, the portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the portfolios describe the portfolios’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with

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each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the portfolio.

Orders for the purchase of portfolio shares may be subject to acceptance by the portfolio. Therefore, we reserve the right to reject, without prior notice, any portfolio transfer request if the investment in the portfolio is not accepted for any reason.

TELEPHONE TRANSACTIONS

You can request certain transactions by telephone, subject to our right to terminate telephonic transfer privileges described above. Our representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone.

You may make transfers by telephone unless you elect not to have this privilege. Any authorization you provide to us in an application will authorize us to accept transaction instructions, including subaccount transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us. Our contact information is on the cover page of this prospectus and the number is referenced in your contract or on your quarterly statement.

When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s accumulation unit value for a subaccount.

You may only cancel an earlier telephonic transfer request made on the same day by calling us before the New York Stock Exchange closes.

Our procedures are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

We do not guarantee access to telephonic information or that we will be able to accept transaction instructions via the telephone at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic transaction privilege.

Upon notification of the owner’s or annuitant’s death, any telephone transfer authorization, other than by the surviving joint owners, designated by the owner ceases and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your contract:

•	by making either a partial or complete surrender, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

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Full and Partial Surrenders

You may fully surrender your contract any time prior to the maturity date of your contract. You may request a partial surrender prior to the maturity date if the contract value remaining after the partial surrender meets the minimum limits shown on your contract schedule. Each partial surrender must be for an amount which is not less than $500 or, if smaller, the remaining contract value. If the surrender would result in the contract value being less than the amount that must remain in the contract after a partial surrender, as designated on your contract schedule, we will treat the surrender request as a request for a full surrender. The amount we pay upon a full or partial surrender is equal to the contract value surrendered minus fees for overnight delivery of checks or wire transfers and premium tax, if any. We will make partial surrenders pro rata from the subaccounts.

A surrender will result in the cancellation of accumulation units from each applicable subaccount of the separate account in the ratio that the contract value in the subaccount bears to the total contract value. You must specify in a notice to us from which subaccount(s) values are to be surrendered if a different method is desired.

Your surrender request must be in writing. We will accept surrender requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse the money. To minimize the risks, the proceeds will be sent to your last recorded address in our records, so be sure to notify us, in writing with an original signature, of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

We will pay the amount of any surrender within seven (7) days of receipt of the notice in good order unless we have suspended or postponed payments for surrenders. If payment of the surrender proceeds is not made within 30 days of our receipt of your written request, or if later, within 30 days of the surrender date you specify, the proceeds will be credited with interest from the date of surrender. The rate of interest will be set each year by us.

Suspension or Delay in Payment of Surrender

We may suspend or postpone payments for a surrender or transfer for any period when:

•	the New York Stock Exchange is closed,

•	when trading on the New York Stock Exchange is restricted,

•	when an emergency exists and as a result the disposal of securities in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the net assets in the subaccounts, or

•	during any other period when the SEC by order permits a suspension of surrender for the protection of other owners.

Income taxes, tax penalties and certain restrictions may apply to any surrender you request. There are limitations on surrenders from qualified plans. For more information, please see “Taxes.”

CONTRACT CHARGES AND EXPENSES

There are charges and expenses associated with your contract, the deduction of which will reduce the investment return of your contract. We expect to profit from certain charges assessed under the contract. These charges and expenses are described below. In addition, the prospectuses for the portfolios describe the deductions from and expenses paid out of the assets of the portfolios.

Insurance Charges

The charges below are deducted daily from each of the subaccounts. We do this as part of our calculation of the value of the accumulation units and the annuity units. Charges are deducted proportionally from your

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contract value. These charges may be a lesser amount where required by state law or as described below, but will not be increased. The insurance charge has two parts: (1) the mortality and expense risk charge, and (2) the administrative expense charge.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to .35% of the daily value of the assets invested in each portfolio, after portfolio expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. The mortality and expense risk charge compensates us for the risks we assume in connection with all the contracts, not just your contract. Our mortality risks under the contracts arise from our obligations to make income payments for the life of the annuitant and to provide a basic death benefit. Our expense risks under the contracts include the risk that our actual cost of administering the contracts and the subaccounts may exceed the amount that we receive from the administration charge.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administration Expense Charge.  This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each portfolio, after portfolio expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Premium and Other Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when accepted, from your contract value when you make surrenders, from the death benefit, or from amounts applied to an income option. Premium taxes generally range from 0% to 3.5%, depending on the state.

We will deduct any other taxes which we incur because of the operation of the separate account.

Distribution of Contracts

We do not pay commissions to the broker-dealers who sell the contracts. The contracts are distributed through investment advisers who directly charge their clients an asset management fee or some other fee that takes into account assets invested in the contracts. Some of these investment advisers may be associated with FED Mutual Financial Services, Inc., our Distributor. The Distributor acts as the principal underwriter for the separate account and the contracts. The Distributor is a wholly-owned subsidiary of Federal Life and is located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the contract’s mortality and expense risk charge and other charges.

All of the compensation described here, and other compensation or benefits provided by us or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the contract.

INCOME PAYMENTS

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of three annuity income options, which are described below. You can choose the

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month and year to begin those payments. We call that date the maturity date and the start of the income phase. Annuity payments must begin no later than the first day of the first calendar month following the annuitant’s 95th birthday. We ask you to choose your maturity date when you purchase your contract.

The maturity date of your contract is shown on the contract schedule. You may change the maturity date if the following requirements are met:

•	the requested change is before the maturity date;

•	the change is made in writing and approved by us;

•	the new maturity date is at least one year after the date your contract was issued; and

•	the new maturity date is not later than the first day of the first calendar month after the annuitant’s 95th birthday unless we agree to a later date in writing.

A change will become effective as of the date requested, but will not apply to any action taken by us before it is recorded at our home office.

In addition, at the maturity date of your contract, you can choose to receive fixed payments, variable payments or a combination thereof. Fixed payments are guaranteed as to dollar amount. Variable payments will reflect the investment experience of the separate account in accordance with the allocation of the contract value to the subaccounts. You can choose to have income payments made monthly, quarterly, semi-annually or annually. If you do not choose among fixed, variable or a combination of these payments, we will assume that you selected fixed payments.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and tax-sheltered annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your contract to meet the minimum distribution requirements for individual retirement annuities, qualified plans, and tax-sheltered annuities. Distributions from Roth IRAs are not required prior to your death.

Annuity Income Options

You may select an annuity income option as set forth in the fixed and variable income option tables in the contract, or change your selection by written notice not later than 30 days before the maturity date of your contract. If you have not selected an annuity income option within 30 days prior to the maturity date of your contract, we will apply your contract value to the “Life Annuity with 120 Monthly Income Payments Guaranteed” option below assuming fixed payments only. The annuitant is the person whose life we look to when we make income payments. The annuity income options are as follows:

•	Life Income. The amount to be paid under this option will be paid during the lifetime of the annuitant. Payments will cease with the last payment due prior to the death of the annuitant.

•	Life Income With 120 Monthly Income Payments Guaranteed. The amount to be paid under this option will be paid during the lifetime of the annuitant with a guaranteed period of 120 months. If the annuitant dies prior to the end of this guaranteed period, the beneficiary will receive the remaining guaranteed payments.

•	Joint and Survivor Income. The amount to be paid under this option will be paid during the joint lifetimes of the annuitant and a designated second person. Payments will continue as long as either is living.

The amount and period under any other option will be determined by us. Payment options not set forth in the contract are available only if they are approved by both you and us. We may elect to make available an immediate annuity contract as a settlement option if requested by the contract owner.

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Fixed Payments

If you choose fixed payments, the payment amount will not vary. Fixed payments are not in any way dependent upon the investment experience of the separate account. Fixed payments are based upon the income option elected, the annuitant’s attained age and sex, and the appropriate fixed income option table as set forth in the contract. If, as of the annuity calculation date, the then-current fixed income option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same income option under the contract, then the greater payment will be made.

Variable Payments

If you choose variable payments, over time the payment amount will vary with the investment performance of the portfolios. The amount of the first variable payment depends on the annuity income option elected and the age and sex of the annuitant. The contract contains a variable income option table indicating the dollar amount of the first monthly payment under each annuity option form for each $1,000 of value applied. The tables are determined based on the Annuity 2000 Table projected with Scale G to the year of annuitization and interest at a rate of 5% per annum.

The 5% interest rate assumed in the variable income option table will produce level annuity income payments if the net investment rate remains constant at 5% per year. Subsequent payments will be less than, equal to, or greater than the first payment depending upon whether the actual net investment rate is less than, equal to, or greater than 5%.

The dollar amount of the first variable payment is determined by applying the available value, after the deduction of any applicable premium taxes, to the table using the age and sex of the annuitant(s). The number of annuity units is then determined by dividing the dollar amount of that first payment by the then current annuity unit value. Thereafter, the number of annuity units will remain unchanged during the period of the annuity payments.

This determination is made separately for each subaccount of the separate account. The number of annuity units is determined for each subaccount and is based upon the available value in each subaccount as of the date annuity payments are to begin. The dollar amount determined for each subaccount will then be aggregated for the purposes of making payments. The dollar amount of the second and later variable payments is equal to the number of annuity units determined for each subaccount multiplied by the annuity unit value of that subaccount as of the due date of that payment. This amount may increase or decrease from month to month. The value of an annuity unit for a subaccount is determined as described below, by subtracting B from A, dividing that result by C and multiplying the result by a factor to neutralize the assumed net investment rate, discussed above, per annum, where:

•	A is equal to the net result of the assets of the subaccount attributable to the annuity units, plus the cumulative credit or minus the cumulative charge for taxes reserved which credit or charge is determined by us to have resulted from the operation of the subaccount;

•	B is equal to the cumulative unpaid amounts for the separate account charge which are shown on the contract schedule; and

•	C is equal to the number of annuity units outstanding at the end of the valuation period.

The value of an annuity unit may increase or decrease from valuation period to valuation period.

Frequency and Amount of Payments

All annuity income payments will be mailed within 10 business days of the scheduled payment date. Payments will be made based on the annuity income option and the frequency of payments selected. However, if the net amount to be applied to any annuity income option at the maturity date of your contract is less than the minimum shown on the contract schedule, then we have the right to pay this amount in one lump sum instead of periodic annuity payments.

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If any annuity income payment would be or becomes less than the minimum amount shown on the contract schedule, we may change the frequency of payments to an interval that results in payments of at least the minimum. In no event will we make payments under an annuity income option less frequently than annually.

Guaranteed Purchase Rates

Guaranteed purchase rates, which apply to both fixed and variable payments, are the dollar amounts per $1,000 of proceeds paid under your selected annuity income option. Examples of these rates may be found in the tables at the end of the contract. For fixed payment options, the guaranteed interest basis, which is not applicable to variable payments, of 1.50% is used to calculate the guaranteed purchase rates. The mortality basis is the Annuity 2000 Mortality Table projected with Scale G to the year of annuitization. Upon request, we will furnish you the guaranteed purchase rates for ages and periods not shown in the contract. Annuity benefits available on the maturity date of your contract will not be less than those provided by the application of an equivalent amount to the purchase of a single premium immediate annuity contract offered by us on the maturity date of your contract to the same class of annuitants for the same annuity income option.

Confirmation of Annuity Payments

Within 30 days of the maturity date of your contract we will issue a confirmation of the elected annuity income option and the amount of each payment (or the amount of the first payment if variable payments have been elected).

DEATH BENEFIT

The death benefit is the contract value as of the end of the valuation period during which we receive due proof of death. Only one death benefit is payable under the contract, even though the contract may continue beyond the owner’s death. The death benefit amount in the separate account remains in the separate account until distribution begins. From the time the death benefit is determined until complete distribution is made, the amount in the separate account will continue to be subject to investment risk. This risk is borne by the beneficiary.

If the owner dies before the maturity date and while the contract is in force, we will pay the death benefit to the beneficiary. If the owner dies on or after the maturity date, the beneficiary will become the new owner and remaining payments must be distributed at least as rapidly as under the annuity income option in effect at the time of the owner’s death. If the annuitant is not the owner and dies prior to the maturity date, then the owner will become the new annuitant, unless you designate otherwise.

Payment of the Death Benefit

The death benefit may be taken in one sum immediately and the contract will terminate. If the death benefit is not taken in one sum immediately, the entire interest in the contract must be distributed under one of the following options:

•	the entire interest must be distributed over the life of the beneficiary, or over a period not extending beyond the life expectancy of the beneficiary, with distribution beginning within one year of the deceased owner’s death; or

•	the entire interest must be distributed within 5 years of the deceased owner’s death.

Prior to the distribution of the entire interest, a beneficiary will have all rights of ownership to his or her interest. However, except as provided in the contract, these rights will not extend distribution beyond the limits stated above.

If the beneficiary is the deceased owner’s spouse, the surviving spouse may elect, in lieu of receiving the death benefit, to continue the contract and become the new owner provided the deceased owner’s spouse follows the procedural requirements to change the owner. The surviving spouse may then select a new

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beneficiary. Upon the surviving spouse’s death, the beneficiary may take the death benefit in one sum immediately and the contract will terminate. If not taken in one sum immediately, the death benefit must be distributed to the beneficiary as described above under “Payment of Death Benefit.”

If there is more than one beneficiary, the foregoing provisions apply to each beneficiary individually. The death benefit provisions of the contract will be interpreted to comply with the requirements of §72(s) of the Internal Revenue Code. We will endorse the contract as necessary to conform to regulatory requirements. We will obtain all necessary regulatory approvals and will send you a copy of any endorsements.

Suspension of Payment

Payment of the death benefit may be suspended or delayed under the circumstances described in the “Access to Your Money — Suspension or Delay in Payment of Surrender” section of this prospectus.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax advisor as to how these general rules will apply to you if you purchase a contract.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Owner Taxation

Qualified and Non-Qualified Contracts.  If you purchase your contract as a part of a qualified plan your contract will be what is referred to as a qualified contract. Tax deferral under a qualified contract arises under the specific provisions of the Code governing the qualified plan, so a qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own advisor regarding these features and benefits of the contract prior to purchasing a qualified contract.

If you do not purchase your contract as a part of any qualified pension plan, specially sponsored program or an Individual Retirement Annuity, your contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your contract and your particular circumstances.

Non-Qualified Contracts — General Taxation.  Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the owner or the annuitant until a distribution (either a surrender or an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., a corporation or certain other entities other than a trust holding the contract as an agent for a natural person).

Non-Qualified Contracts — Aggregation of Contracts.  For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts — Surrenders and Income Payments.  Any surrender from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a non-qualified contract is generally treated as a non-taxable

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return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts:

•	paid on or after the date you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your beneficiary; or

•	paid under an immediate annuity.

Non-Qualified Contracts — Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death. The owner’s “designated beneficiary,” who must be a natural person, is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the owner’s “designated beneficiary” is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

Qualified Contracts — Surrenders and Income Payments.  The Code imposes limits on loans, surrenders, and income payments under qualified contracts. The Code also imposes required minimum distributions for qualified contracts and a 10% penalty on certain taxable amounts received prematurely under a qualified contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any surrenders under a qualified contract will be taxable except to the extent they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Surrenders — Tax-Sheltered Annuities.  The Code limits the surrender of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Surrenders can only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	experiences hardship. However, in the case of hardship, the owner can only surrender the premium and not any earnings.

Surrenders — Roth IRAs.  Subject to certain limitations, individuals may also purchase a type of non-deductible IRA annuity known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are

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entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild or ancestor.

Constructive Surrenders — Investment Adviser Fees.  Surrenders from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service (“IRS”) has held that the payment of investment adviser fees from a qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings:

•	there was a written agreement providing for payments of the fees solely from the annuity contract,

•	the owner had no liability for the fees, and

•	the fees were paid solely from the annuity contract to the adviser.

Extension of Latest Income Date.  If you do not annuitize your non-qualified contract on or before the latest maturity date of your contract, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you attain age 95. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

Death Benefits.  None of the death benefits paid under the contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as income payments. Estate or gift taxes may also apply.

Assignment.  An assignment of your contract will generally be a taxable event. Assignments of a qualified contract may also be limited by the Code and the Employee Retirement Income Security Act of 1974, as amended. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of your contract.

Diversification.  The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the underlying investments are being managed so as to comply with these requirements.

Owner Control.  In a Revenue Ruling issued in 2003, the IRS considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the owner and Federal Life Insurance Company (Mutual) regarding the availability of a particular investment option and other than the owner’s right to allocate contributions and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided 12 investment options with the insurance company having the ability to add an additional eight options whereas this contract offers two investment options. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, an owner will be permitted to make up to 12 transfers in any one year.

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The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Federal Life Insurance Company (Mutual) does not believe that the differences between the contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the contract to the extent required to maintain tax treatment favorable to owner.

Withholding.  In general, distributions from a contract are subject to 10% federal income tax withholding unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Any distribution from a qualified contract eligible for rollover will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

•	one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

•	a required minimum distribution;

•	a hardship surrender; or

•	the non-taxable portion of a distribution.

Federal Life Insurance Company (Mutual) Taxation

We will pay income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal Deferred Acquisition Cost (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii) while we impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

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OTHER INFORMATION

Advertising

From time to time, we may advertise several types of performance of the investment choices.

•	Total Return is the overall change in the value of an investment in a subaccount over a given period of time.

•	Standardized Average Annual Total Return is calculated in accordance with SEC guidelines.

•	Non-Standardized Total Return may be for periods other than those required by, or may otherwise differ from, standardized average annual total return. For example, if a portfolio has been in existence longer than the subaccount, we may show non-standardized performance for periods that begin on the inception date of the portfolio, rather than the inception date of the subaccount.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the mortality and expense risk and administration expense charges.

Assignment of Your Contract

You have the right to assign your interest in your contract. We do not assume responsibility for the assignment. Any claim made while the contract is assigned is subject to proof of the nature and extent of the assignee’s interest prior to payment.

Modification of Your Contract

Only our President or Secretary may approve a change to or waive a provision of your contract. Any change or waiver must be in writing. We may change the terms of your contract without your consent in order to comply with changes in applicable law, or otherwise as we deem necessary to assure continued compliance with laws, rules or regulations. You will be notified of any such change.

Legal Proceedings

There are no material legal proceedings, other than the ordinary routine litigation incidental to its business, to which Federal Life Insurance Company (Mutual), the separate account or FED Mutual Financial Services, Inc. is a party.

PRIVACY POLICY

Collection of Nonpublic Personal Information

We collect nonpublic personal information (financial and health) about you from some or all of the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us;

•	Information we receive from a consumer reporting agency;

•	Information we obtain from others in the process of verifying information you provide us; and

•	Individually identifiable health information, such as your medical history, when you have applied for a life insurance policy.

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Disclosure of Current and Former Customer Nonpublic Personal Information

We will not disclose our current and former customers’ nonpublic personal information to affiliated or nonaffiliated third parties, except as permitted by law. To the extent permitted by law, we may disclose to either affiliated or nonaffiliated third parties all of the nonpublic personal financial information that we collect about our customers, as described above.

In general, any disclosures to affiliated or nonaffiliated parties will be for the purpose of them providing services for us so that we may more efficiently administer your contract and process the transactions and services you request. We do not sell information to either affiliated or non-affiliated parties.

We also share customer name and address information with unaffiliated mailers to assist in the mailing of company newsletters and other owner communications. Our agreements with these third parties require them to use this information responsibly and restrict their ability to share this information with other parties.

We do not internally or externally share nonpublic personal health information other than, as permitted by law, to process transactions or to provide services that you have requested. These transactions or services include, but are not limited to, underwriting life insurance policies, obtaining reinsurance of life policies and processing claims for waiver of premium, accelerated death benefits, terminal illness benefits or death benefits.

Security to Protect The Confidentiality of Nonpublic Personal Information

We have security practices and procedures in place to prevent unauthorized access to your nonpublic personal information. Our practices of safeguarding your information help protect against the criminal use of the information. Our employees are bound by a Code of Conduct requiring that all information be kept in strict confidence, and they are subject to disciplinary action for violation of the Code.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your nonpublic personal information.

QUESTIONS

If you have any questions about your contract, you may contact us at:

Federal Life Insurance Company (Mutual)	800-233-3750 (7 a.m. — 3:30 p.m. CT)
3750 West Deerfield Road, Riverwoods, Illinois 60015

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

For further information about the contract, you may obtain a SAI. You can call the telephone number indicated on the cover page or you can write to us. For your convenience, we have included a form for that purpose on the next page. The Table of Contents of the SAI is as follows:

1.	General Information and History
2.	Assignment of Contract
3.	Restrictions on Surrenders
4.	Service Arrangements and Distribution
5.	Purchase of Securities Being Offered
6.	Federal Tax Matters
7.	Performance Information
8.	Annuity Payments
9.	Experts
10.	Financial Statements

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To:	Federal Life Insurance Company (Mutual) 3750 West Deerfield Road Riverwoods, Illinois 60015

Please send me a Statement of Additional Information for Federal Life’s individual variable deferred annuity contracts.

Name
Address

City	State	Zip
Telephone

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INDIVIDUAL VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY FEDERAL LIFE INSURANCE COMPANY
(MUTUAL) AND THROUGH
FEDERAL LIFE VARIABLE ANNUITY ACCOUNT — A

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of Federal Life Variable Annuity Account — A dated April 29, 2011. The prospectus may be obtained from Federal Life Insurance Company (Mutual), the depositor, upon written or oral request to 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the prospectus.

Dated April 29, 2011

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GENERAL INFORMATION AND HISTORY

Federal Life

In this SAI, “we,” “us,” and “our” refer to Federal Life Insurance Company (Mutual) (“Federal Life” or the “Company”). Federal Life is a provider of life, accident and health insurance and annuity products. Federal Life is organized as a mutual life insurance company. Federal Life’s home office is located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

The Separate Account

We established Federal Life Variable Annuity Account — A, the separate account, on April 7, 1975, pursuant to the provisions of Illinois insurance law.

The separate account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the separate account or of Federal Life. Under Illinois law, however, both Federal Life and the separate account are subject to regulation by the Illinois Department of Insurance.

Although the assets of the separate account are assets of Federal Life, assets of the separate account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the separate account are not chargeable with liabilities arising out of any other business Federal Life may conduct. The income and capital gains and losses, realized or unrealized, of each subaccount of a separate account are credited to or charged against such subaccount without regard to the income and capital gains and losses of the other subaccounts or other accounts of Federal Life. All obligations arising under the individual variable deferred annuity contracts (the “contracts”), however, are general corporate obligations of Federal Life.

ASSIGNMENT OF CONTRACT

Federal Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its home office. Federal Life assumes no responsibility for the validity of any assignment. Assignments may be subject to federal income tax.

RESTRICTIONS ON SURRENDERS

Surrenders of tax-sheltered annuities may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Taxes — Surrenders — Tax-Sheltered Annuities” in the prospectus for details). In restricting any such surrender, Federal Life relies on the relief from Sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, Federal Life hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

SERVICE ARRANGEMENTS AND DISTRIBUTION

The shares of the underlying funds purchased by the subaccounts are held by Federal Life as custodian of the separate account. Federal Life holds all assets and cash of the separate account.

The contracts are offered continuously and are distributed by FED Mutual Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federal Life. The Distributor is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor may enter into selling

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agreements with other broker-dealers that are registered with the SEC and are members of FINRA, which we refer to as selling brokers. The contracts are sold through investment advisers or individuals at our home office who are licensed by state insurance department officials to sell the contracts. When the contracts are sold through investment advisers, such investment advisers are also registered representatives of the Distributor or selling brokers. We do not pay commissions to the Distributor or the selling brokers. The investment advisers directly charge their clients an asset management fee that takes into account assets invested in the contracts.

Pursuant to an Underwriting and Servicing Agreement among Federal Life, the Distributor and the separate account, the Distributor will receive reimbursement of certain expenses for its activities as underwriter for the separate account. No compensation has been paid to the Distributor during the last three fiscal years.

Under Administration Agreements, Federal Life has agreed to provide, or provide for, and assume: (1) all services and expenses required for the administration of those contracts which depend in whole or in part on the investment performance of the separate account; and (2) all services and expenses required for the administration of the separate account other than the services and expenses referred to in (1). Federal Life also has agreed to provide, or provide for, and assume all services and expenses required for the separate accounts’ management-related services. Federal Life receives no compensation for such services apart from the various charges against the contracts described in the prospectus.

These servicing and administration agreements may be terminated by the parties without the payment of any penalty upon 60 days’ written notice. The agreements immediately terminate in the event of their assignment (within the meaning of the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. Contract owners will not receive notice with respect to changes in the agreements.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the separate account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

FEDERAL TAX MATTERS

Note: Information contained herein should not be substituted for the advice of a personal tax advisor. We do not make any guarantee regarding the tax status of any contract or any transaction involving the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that other special rules may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws or to compare the tax treatment of the contracts to the tax treatment of any other investment.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Federal Life Tax Status

Federal Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from Federal Life and its operations form a part of Federal Life.

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Taxation of Annuity Contracts in General

Section 72 of the Code governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a surrender or as income payments under the income option elected. For a surrender received as a total surrender (total surrender or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial surrender from a non-qualified contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. In the case of a partial surrender under a qualified contract, a ratable portion of the amount received is taxable. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a surrender is taxed at ordinary income tax rates. Tax penalties may also apply.

For income payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All income payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed income option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable income option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which income payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the contract). For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the contracts should seek competent tax advice about the tax consequences of distributions.

Withholding Tax on Distributions

The Code generally requires Federal Life (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or surrender from a contract. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship surrenders). Failure to “roll over” the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature surrenders, described later in this section.

Surrenders or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

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Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to 30% of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient’s conduct of a trade or business in the United States and such payment is included in the recipient’s gross income.

Diversification — Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as the contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable contracts. These Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

We intend that each portfolio of the Federal Life Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which owner control of the investments of a segregated asset account would cause the owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the owner and the insurance company regarding the availability of a particular investment option and other than the owner’s right to allocate premiums and transfer funds among the available subaccounts, all investment decisions concerning the subaccounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of subaccounts at any time. The owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the contract there will be no arrangement, plan, contract or agreement between an owner and Federal Life regarding the availability of a particular investment choice and other than the owner’s right to allocate premiums and transfer funds among the available investment choices, all investment decisions concerning the investment choices will be made by Federal Life

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or an advisor in its sole and absolute discretion. The contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided 12 investment options with the insurance company having the ability to add an additional eight options, whereas the contract offers two investment choices. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30-day period without a fee whereas during the accumulation phase, an owner is permitted to make up to 12 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Federal Life does not believe that the differences between the contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment options and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Federal Life reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts that are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway v. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. In response to the Conway decision, the IRS issued Notice 2003-51 announcing that pending the publication of final regulations, the IRS will consider all the facts and circumstances, using general principles of tax law, to determine whether a partial exchange and a subsequent surrender from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the date on which the partial exchange was completed should be treated as an integrated transaction. In the absence of further guidance from the IRS it is unclear what specific types of partial exchange designs and transactions will be challenged by the IRS. Due to the uncertainty in this area owners should consult their own tax advisers prior to entering into a partial exchange of an annuity contract.

Contracts Owned by Other Than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may have tax consequences. Any assignment or pledge of a qualified contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

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An assignment or pledge of all or any portion of the value of a non-qualified contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual’s gross income. In addition, the amount included in the individual’s gross income could also be subject to the 10% penalty tax discussed below under non-qualified contracts.

An assignment or pledge of all or any portion of the value of a qualified contract will disqualify the qualified contract. If the qualified contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the qualified contract is an IRA annuity or a 403(b) annuity, the Code requires the qualified contract to be nontransferable. If the qualified contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as income payments. Estate or gift taxes may also apply.

Qualified Plans

The contracts offered by the prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners of a qualified contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan. Owners, annuitants and beneficiaries are also reminded that a qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is already tax-deferred.

Tax Treatment of Surrenders

Non-Qualified Contracts.  Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer’s gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Qualified Contracts.  In the case of a surrender under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and

32

annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose “disability” is defined in Section 72(m)(7) of the Code); (3) upon separation from service after attainment of age 55, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Surrenders of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship surrenders do not include any earnings on salary reduction contributions. These limitations on surrenders apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on surrenders do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any surrenders or distributions.

The taxable portion of a surrender or distribution from qualified contracts may, under some circumstances, be “rolled over” into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an “eligible rollover distribution” made by certain types of plans (as described above under “Federal Tax Matters— Withholding Tax on Distributions”) that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that income payments begin under an annuity contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the later of the year in

33

which the employee attains the later of age 70 1/2 or the year in which the employee of retires. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity contract is the account value under the contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the contract.

If the sole beneficiary is the contract holder’s or employee’s spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the contract holder employee and spouse is permitted to be used. The normal form of distributions under a defined benefit plan or an annuity contract must be paid in the form of periodic income payments for the employee’s life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee’s age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Federal Life’s administrative procedures. Federal Life is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a contract, unless Federal Life specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain surrender penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Surrenders — Qualified Contracts” above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by Federal Life in connection with certain qualified plans will utilize tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Tax-Sheltered Annuities.  Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing

34

such items as transferability, distributions, non-discrimination and surrenders. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Individual Retirement Annuities.  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “individual retirement annuity” (“IRA annuity”). Under applicable limitations, certain amounts may be contributed to an IRA annuity that will be deductible from the individual’s gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRA Annuities.  Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Contributions for Roth IRA annuities are limited to a maximum of $2,000 per year and are not deductible from taxable income. The Economic Growth & Tax Relief Reconciliation Act of 2001 (the “Act”) increases the maximum annual dollar limitation limit for IRA contributions (including Roth IRA contributions) from $2,000 to $3,000 for calendar years 2002 through 2004; $4,000 for calendar years 2005 through 2007; and $5,000 for 2008 and 2009. Thereafter, the limit will be adjusted annually for inflation in $500 increments. For 2011, the limit remains at $5,000. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $500 for 2002 through 2005, and $1,000 for 2006 and later.

For 2011 lower maximum limitations apply to individuals with adjusted gross incomes between $107,000 and $122,000 in the case of single taxpayers, between $169,000 and $179,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer’s IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

Pension and Profit — Sharing Plans.  The Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, surrenders and surrenders. Purchasers of contracts

35

for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Eligible Deferred Compensation Plans — Section 457.  Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a plan that meets the requirements of Section 457(b) of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount that can be deferred in any one year is the lesser of 100% of the participant’s includible compensation or the elective deferral limitation. The Act increases the dollar limit on deferrals to conform to the elective deferral limitation. The elective deferral limitation is $16,500 for 2010 and 2011. The limit will continue to be indexed for inflation after 2010 in $500 increments. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,500 in 2010 and 2011.

The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.

In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a plan of a governmental employer if the plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer’s general creditors.

In general, distributions from a plan are prohibited under Section 457 of the Code unless made after the participant:

•	attains age 70 1/2,

•	severs employment,

•	dies, or

•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other plans under Section 457. Amounts accumulated in a plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

PERFORMANCE INFORMATION

Federal Life may disclose yields, total returns and other performance data for a subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

36

Subaccount Yields

The current annualized yield of the Vanguard Prime Money Market Fund is computed by determining the net change (exclusive of capital changes and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of one accumulation unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

The current annualized yield of other subaccounts (except the Vanguard Prime Money Market Fund) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period. The yield is calculated according to the SEC prescribed formula set forth below:

Yield = 2[( a-b + 1)[6]-1]
cd
Where:
a = net investment income earned during the period by the portfolio company attributable to the shares owned by the subaccount
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of accumulation units outstanding during the period
d = the maximum offering price per accumulation unit on the last day of the period

Average Annual Total Returns

Quotations of average annual total returns for the subaccounts are expressed in terms of the average annual compounded rates of returns over one-, five- and ten-year periods (or, if less, up to the life of the subaccount). Average annual total returns may also be disclosed for other periods of time. Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable. The total return is calculated according to the SEC prescribed formula set forth below:

P(1+T)[n] = ERV
Where:
P	=	a hypothetical initial payment of $1,000
T	=	the average annual total return
n	=	the number of years
ERV	=	the ending redeemable value of the hypothetical $1,000 payment made at the beginning of the period

Other Total Returns

In addition to the standardized yield and average annual total return information noted above, advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period. In addition, Federal Life may from time to time disclose average annual total return in other non-standard formats.

37

Other Information

Performance information for any subaccount reflects only the performance of a hypothetical Contract under which an Owner’s Contract Value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying fund in which the subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

ANNUITY PAYMENTS

The method for determining the amount of annuity payments, including how any change in the amount of a payment after the first payment is determined, is described under the caption “Income Payments” in the prospectus.

EXPERTS

Locke Lord Bissell & Liddell LLP serves as counsel to Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account-A, Federal Life Trust, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

The financial statements of Federal Life Variable Annuity Account — A as of December 31, 2010 and the related statement of operations and changes in net assets for each of the years in the two-year period then ended, and the statutory statements of admitted assets, liabilities and surplus of Federal Life Insurance Company (Mutual) as of December 31, 2010 and December 31, 2009 and the related statutory statements of operations, changes in policy owners’ surplus and cash flow for each of the years in the three-year period ended December 31, 2010, included in this Statement of Additional Information, have been included herein in reliance upon the reports of Blackman Kallick, LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The Blackman Kallick, LLP audit reports of Federal Life Insurance Company (Mutual) dated April 28, 2011 and April 26, 2010 state that the effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Accordingly, the audit reports state that, in the opinion of Blackman Kallick, LLP, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Federal Life as of December 31, 2010 and for each of the years in the two year period then ended, and the results of its operations and its cash flow for each of the years in the three year period then ended. The audit reports then state that, in the opinion of Blackman Kallick, LLP, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and policyholders’ surplus of Federal Life as of December 31, 2010 and for each of the years in the two year period then ended, and the results of its operations and its cash flow for each of the years in the three year period then ended. The Blackman Kallick, LLP audit reports state that it does not express an opinion on internal control over financial reporting. The principal business address of Blackman Kallick, LLP is 10 South Riverside Plaza, 9th Floor, Chicago, Illinois 60606.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected portfolios. The statutory-basis financial statements and schedules of Federal Life Insurance Company (Mutual), which are included in this SAI, should be considered only as bearing on the ability of Federal Life to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

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Federal Life Variable Annuity Account A

Annual Report
December 31, 2010

Annual Report of
Federal Life Variable Annuity Account A
prepared and provided by:

Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, IL 60015

This report is submitted for the general information of owners of Federal Life Variable Annuity Account A contracts. The report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus.

Federal Life Variable Annuity Account A

Annual Report
December 31, 2010

Contents

Statement of Assets and Liabilities	1-2
Statements of Operations and Changes in Net Assets	3-6
Notes to Financial Statements	7-15
Report of Independent Registered Public Accounting Firm	16-17
Report of Independent Registered Public Accounting Firm on Internal Controls Required by the SEC under Form N-SAR	20-21
EX-99.9.1
EX-99.10.1
EX-99.10.2
EX-99.13.3

Federal Life Variable Annuity Account A

Statement of Assets and Liabilities
December 31, 2010

ASSETS
Amounts Due From Funds			$0
Investments at Fair Value (note B)
Vanguard Wellesley Income Fund
28,856.511	admiral class non-qualified shares (cost $985,821) @	$52.56	1,516,698
Vanguard Long-Term Corporate Fund
18.023	investor class qualified shares (cost $716) @	$9.34	168
69,140.643	admiral class non-qualified shares (cost $641,204) @	$9.34	645,774
Vanguard Windsor Fund
41,821.908	admiral class qualified shares (cost $1,545,138) @	$45.59	1,906,661
234,844.891	admiral class non-qualified shares (cost $9,491,837) @	$45.59	10,706,578
Vanguard Wellington Fund
1,787.135	investor class qualified shares (cost $37,994) @	$31.10	55,580
56,837.562	admiral class non-qualified shares (cost $2,289,148) @	$53.71	3,052,745
Vanguard Morgan Growth Fund
1,808.743	admiral class qualified shares (cost $56,557) @	$55.89	101,091
18,401.306	admiral class non-qualified shares (cost $756,615) @	$55.89	1,028,449
Vanguard Prime Money Market Fund
78,269.500	investor class qualified shares (cost $78,270) @	$1.00	78,270
1,665,395.940	investor class non-qualified shares (cost $1,665,396) @	$1.00	1,665,396
Federal Life Equity Portfolio
759.950	(cost $7,418) @	$12.30	9,347
Federal Life Fixed Income Portfolio
261.480	(cost $2,487) @	$10.18	2,662

TOTAL ASSETS			20,769,419

LIABILITIES
Amounts Due Contract Owners and Participants			0
Accrued Expenses (note C)			942
Other Due to Federal Life			78,961

TOTAL LIABILITIES			79,903

NET ASSETS			$20,689,516

See notes to financial statements

Federal Life Variable Annuity Account A

Statement of Assets and Liabilities — (Continued)
December 31, 2010

NET ASSETS ATTRIBUTABLE TO VARIABLE
ANNUITY CONTRACT OWNERS

Vanguard Wellesley Income Fund
69,335.493	admiral class non-qualified accumulation units @	$21.761381	$1,508,836
Vanguard Long-Term Corporate Fund
10.197	investor class qualified accumulation units @	$13.698302	140
46,446.483	admiral class non-qualified accumulation units @	$13.938843	647,410
Vanguard Windsor Fund
33,362.071	admiral class qualified accumulation units @	$42.801926	1,427,961
	reserve for payout annuity		448,635
357,334.639	admiral class non-qualified accumulation units @	$29.882097	10,677,908
	reserve for payout annuity		6,699
Vanguard Wellington Fund
1,895.109	investor class qualified accumulation units @	$29.277295	55,483
124,122.539	admiral class non-qualified accumulation units @	$24.509543	3,042,187
Vanguard Morgan Growth Fund
3,355.965	admiral class qualified accumulation units @	$29.853360	100,186
46,918.577	admiral class non-qualified accumulation units @	$21.867236	1,025,980
Vanguard Prime Money Market Fund
16,563.685	investor class qualified accumulation units @	$4.644917	76,937
357,210.825	investor class non-qualified accumulation units @	$4.644917	1,659,215
Federal Life Equity Portfolio
741.469	accumulation units @	$12.533114	9,293
Federal Life Fixed Income Portfolio
250.271	accumulation units @	$10.573266	2,646

TOTAL NET ASSETS ATTRIBUTABLE TO
VARIABLE ANNUITY CONTRACT OWNERS			$20,689,516

See notes to financial statements

2

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets
For the Years Ended December 31, 2010 and December 31, 2009

	Vanguard Wellesley Income Fund
	Investor Class	Investor Class
	Non-qualified	Non-qualified
	2010	2009

Income — Reinvested dividends	$60,727	$76,023
Expense — Mortality and expense	13,552	13,575

Net investment income	47,175	62,448
Net realized and unrealized gain on investments	98,914	156,382

Increase in net assets from operations	146,089	218,830
Net redemption payments disbursed	(326,625)	(166,014)

Increase (decrease) in net assets	(180,536)	52,816
Net Assets:
Beginning of year	1,689,372	1,636,556

End of year	$1,508,836	$1,689,372

	Vanguard Long-Term Corporate Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Income — Reinvested dividends	$9	$9	$47,976	$59,942
Expense — Mortality and expense	0	0	7,050	8,135

Net investment income	9	9	40,926	51,807
Net realized and unrealized gain on investments	4	0	36,866	23,536

Increase in net assets from operations	13	9	77,792	75,343
Net redemption payments disbursed	0	0	(451,973)	(12,800)

Increase (decrease) in net assets	13	9	(374,181)	62,543
Net Assets:
Beginning of year	127	118	1,021,591	959,048

End of year	$140	$127	$647,410	$1,021,591

See notes to financial statements

3

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets — (Continued)
For the Years Ended December 31, 2010 and December 31, 2009

	Vanguard Windsor Fund
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Income — Reinvested dividends	$22,929	$32,831	$129,258	$184,117
Expense — Mortality and expense	10,934	10,634	82,568	70,859

Net investment income	11,995	22,197	46,690	113,258
Net realized and unrealized gain on investments	228,052	407,773	1,263,955	2,403,900

Increase in net assets from operations	240,047	429,970	1,310,645	2,517,158
Net redemption payments disbursed	(82,537)	(740,439)	(256,205)	(692,767)

Increase (decrease) in net assets	157,510	(310,469)	1,054,440	1,824,391
Net Assets:
Beginning of year	1,719,086	2,029,555	9,630,167	7,805,776

End of year	$1,876,596	$1,719,086	$10,684,607	$9,630,167

	Vanguard Wellington Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Income — Reinvested dividends	$1,496	$1,548	$90,022	$97,884
Expense — Mortality and expense	439	376	25,952	23,284

Net investment income	1,057	1,172	64,070	74,600
Net realized and unrealized gain on investments	3,986	7,637	221,697	453,426

Increase in net assets from operations	5,043	8,809	285,767	528,026
Net redemption payments disbursed	0	0	(357,868)	(101,121)

Increase (decrease) in net assets	5,043	8,809	(72,101)	426,905
Net Assets:
Beginning of year	50,440	41,631	3,114,288	2,687,383

End of year	$55,483	$50,440	$3,042,187	$3,114,288

See notes to financial statements

4

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets — (Continued)
For the Years Ended December 31, 2010 and December 31, 2009

	Vanguard Morgan Growth Fund (Note B)
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Income — Reinvested dividends	$651	$730	$6,623	$7,429
Expense — Mortality and expense	747	630	7,650	6,246

Net investment income (loss)	(96)	100	(1,027)	1,183
Net realized and unrealized gain on investments	15,285	21,315	156,576	215,121

Increase in net assets from operations	15,189	21,415	155,549	216,304
Net redemption payments disbursed	0	(29,153)	0	(49,800)

Increase (decrease) in net assets	15,189	(7,738)	155,549	166,504
Net Assets:
Beginning of year	84,997	92,735	870,431	703,927

End of year	$100,186	$84,997	$1,025,980	$870,431

	Vanguard Prime Money Market Fund
	Investor Class	Investor Class	Investor Class	Investor Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Income — Reinvested dividends	$43	$431	$1,045	$10,414
Expense — Mortality and expense	657	675	14,654	16,283

Net investment loss	(614)	(244)	(13,609)	(5,869)

Decrease in net assets from operations	(614)	(244)	(13,609)	(5,869)
Net redemption payments disbursed	(330)	(2,036)	(189,807)	(123,963)

Decrease in net assets	(939)	(2,280)	(203,421)	(129,832)
Net Assets:
Beginning of year	77,876	80,156	1,862,636	1,992,468

End of year	$76,937	$77,876	$1,659,215	$1,862,636

See notes to financial statements

5

Federal Life Variable Annuity Account A

Statements of Operations and Changes in Net Assets — (Continued)
For the Years Ended December 31, 2010 and December 31, 2009

	Federal Life Equity Portfolio
	2010	2009

Income — Reinvested dividends	$144	$71
Expense — Mortality and expense	0	4

Net investment income	144	67
Net realized and unrealized gain on investments	1,173	409

Increase in net assets from operations	1,317	476
Net purchase payments received	0	7,500

Increase in net assets	1,317	7,976
Net Assets:
Beginning of year	7,976	0

End of year	$9,293	$7,976

	Federal Life Fixed
	Income Portfolio
	2010	2009

Income — Reinvested dividends	$98	$15
Expense — Mortality and expense	0	4

Net investment income	98	11
Net realized and unrealized gain (loss) on investments	48	(11)

Increase in net assets from operations	146	0
Net purchase payments received	0	2,500

Increase in net assets	146	2,500
Net Assets:
Beginning of year	2,500	0

End of year	$2,646	$2,500

See notes to financial statements

6

Federal Life Variable Annuity Account A

Notes to Financial Statements
December 31, 2010

Note A —	The Account

Federal Life Variable Annuity Account A (the “Account”) is a separate account of Federal Life Insurance Company (Mutual) (“Federal Life”). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

Under applicable insurance law, the assets and liabilites of the Account are clearly identified and distinguished from Federal Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Federal Life may conduct.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 3.5 percent to 7 percent, as regulated by the laws of the respective states. The mortality risk is fully borne by Federal Life and may result in additional amounts being transferred in to the variable annuity account by Federal Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Federal Life.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The Account evaluated the recognition and disclosure of subsequent events for its 2010 financial statements.

Note B —	Investments

The net asset value of the investment in each mutual fund represents the fair value of the shares. Investment transactions are accounted for on the trade date. Dividends and short-term capital gain distributions are recorded as income on the ex-dividend date, with the distributions being reinvested. Long-term capital gain distributions are recorded on the ex-dividend date as net realized and unrealized gain (loss) by investments, with the distribution being reinvested. Cost represents the average cost of shares purchased, less redemptions.

The cost of purchases and proceeds from sales of investments for the years ended December 31, 2010 and 2009 were as follows:

	2010		2009
	Purchases	Sales	Purchases	Sales

Vanguard Wellesley Income Fund	$50,000	$376,625	$30,000	$196,014
Vanguard Long-Term Corporate Fund	—	451,973	—	12,800
Vanguard Windsor Fund	—	338,742	22,848	1,456,054
Vanguard Wellington Fund	—	357,868	22,848	123,969
Vanguard Morgan Growth Fund	—	—	—	78,953
Vanguard Prime Money Market Fund	—	190,137	—	125,999
Federal Life Equity Portfolio	—	—	7,500	—
Federal Life Fixed Income Portfolio	—	—	2,500	—

	$50,000	$1,715,345	$85,696	$1,993,789

Note C —	Mortality and Expense Assurances

Deductions of .00233% and .00137% per daily valuation period (annual basis of .85% and .50%) of the current value of the Account are made to Federal Life for mortality and expense assurances for the Vanguard Funds and the Federal Life Portfolios, respectively.

7

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Note D —	Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of Federal Life, which under the Internal Revenue Code (the Code) is taxed as a “life insurance company”. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income, or on the realized gain on the Account.

Note E —	Changes in Units Outstanding

	Vanguard Wellesley Income Fund
	Admiral Class	Admiral Class
	Non-qualified	Non-qualified
	2010	2009

Unit value, beginning of year	$19.82	$17.22
Unit value, end of year	$21.76	$19.82

Number of units outstanding, beginning of year	85,220.219	95,064.947
Net contract purchase payments	0.000	0.000
Withdrawals	(4,006.555)	(5,372.153)
Transfers between Account divisions, net	(11,878.171)	(4,472.574)

Number of units outstanding, end of year	69,335.493	85,220.219

	Vanguard Long-Term Corporate Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Unit value, beginning of year	$12.48	$11.57	$12.68	$11.74
Unit value, end of year	$13.70	$12.48	$13.94	$12.68

Number of units outstanding, beginning of year	10.197	10.197	80,559.354	81,656.895
Net contract purchase payments	0.000	0.000	0.000	0.000
Withdrawals	0.000	0.000	(387.641)	(1,097.541)
Transfers between Account divisions, net	0.000	0.000	(33,725.230)	0.000

Number of units outstanding, end of year	10.197	10.197	46,446.483	80,559.354

	Vanguard Windsor Fund
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Unit value, beginning of year	$37.57	$28.09	$26.23	$19.61
Unit value, end of year	$42.80	$37.57	$29.88	$26.23

Number of units outstanding, beginning of year	34,474.679	60,136.918	366,937.110	397,803.752
Net contract purchase payments	0.000	0.000	0.000	0.000
Withdrawals	(1,112.608)	(23,653.946)	(9,602.471)	(7,420.579)
Transfers between Account divisions, net	0.000	(2,008.293)	0.000	(23,446.063)

Number of units outstanding, end of year	33,362.071	34,474.679	357,334.639	366,937.110

8

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

	Vanguard Wellington Fund
	Investor Class	Investor Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Unit value, beginning of year	$26.62	$21.97	$22.26	$18.35
Unit value, end of year	$29.28	$26.62	$24.51	$22.26

Number of units outstanding, beginning of year	1,895.109	1,895.109	139,892.839	146,439.049
Net contract purchase payments	0.000	0.000	0.000	0.000
Withdrawals	0.000	0.000	(1,127.422)	(25.064)
Transfers between Account divisions, net	0.000	0.000	(14,642.877)	(6,521.145)

Number of units outstanding, end of year	1,895.109	1,895.109	124,122.540	139,892.839

	Vanguard Morgan Growth Fund
	Admiral Class	Admiral Class	Admiral Class	Admiral Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Unit value, beginning of year	$25.33	$18.74	$18.55	$13.73
Unit value, end of year	$29.85	$25.33	$21.87	$18.55

Number of units outstanding, beginning of year	3,355.965	4,948.696	46,918.577	51,282.998
Net contract purchase payments	0.000	0.000	0.000	0.000
Withdrawals	0.000	0.000	0.000	0.000
Transfers between Account divisions, net	0.000	(1,592.731)	0.000	(4,364.421)

Number of units outstanding, end of year	3,355.965	3,355.965	46,918.577	46,918.577

	Vanguard Prime Money Market Fund
	Investor Class	Investor Class	Investor Class	Investor Class
	Qualified	Qualified	Non-qualified	Non-qualified
	2010	2009	2010	2009

Unit value, beginning of year	$4.68	$4.70	$4.68	$4.70
Unit value, end of year	$4.64	$4.68	$4.64	$4.68

Number of units outstanding, beginning of year	16,634.135	17,067.455	397,853.524	424,251.085
Net contract purchase payments	0.000	0.000	0.000	0.000
Withdrawals	(70.450)	(433.320)	(10,808.118)	(13,041.142)
Transfers between Account divisions, net	0.000	0.000	(29,834.581)	(13,356.419)

Number of units outstanding, end of year	16,563.685	16,634.135	357,210.825	397,853.524

9

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

	Federal Life
	Equity Portfolio
	2010	2009

Unit value, beginning of year	$10.76	$0.00
Unit value, end of year	$12.53	$10.76

Number of units outstanding, beginning of year	741.469	0.000
Net contract purchase payments	0.000	741.469
Withdrawals	0.000	0.000
Transfers between Account divisions, net	0.000	0.000

Number of units outstanding, end of year	741.469	741.469

	Federal Life Fixed
	Income Portfolio
	2010	2009

Unit value, beginning of year	$9.99	$0.00
Unit value, end of year	$10.57	$9.99

Number of units outstanding, beginning of year	250.271	0.000
Net contract purchase payments	0.000	250.271
Withdrawals	0.000	0.000
Transfers between Account divisions, net	0.000	0.000

Number of units outstanding, end of year	250.271	250.271

Note F —	Summary of units outstanding, unit values, expenses and total return for each of the five years in the period ended December 31

Vanguard Wellesley Income Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	69,335.493	$21.76	$1,508,836	3.76%	0.85%	9.04%
2009	85,220.220	19.82	1,689,372	4.67%	0.85%	13.46%
2008	95,064.947	17.22	1,636,556	5.06%	0.85%	–11.46%
2007	81,153.314	19.25	1,562,018	4.27%	0.85%	4.92%
2006	97,462.039	18.36	1,788,980	4.43%	0.85%	9.87%

*	Annualized

10

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Long-Term Corporate Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	10.197	$13.70	$140	6.67%	0.85%	9.63%
2009	10.197	12.48	127	7.46%	0.85%	7.46%
2008	10.197	11.57	118	3.65%	0.85%	–3.73%
2007	4,193.668	11.41	47,843	8.05%	0.85%	17.04%
2006	10.197	11.08	113	8.29%	0.85%	1.83%

Vanguard Long-Term Corporate Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	46,446.483	$13.94	$647,410	6.23%	0.85%	10.10%
2009	80,559.354	12.68	1,021,591	6.14%	0.85%	7.72%
2008	81,656.895	11.74	959,048	5.93%	0.85%	1.45%
2007	82,869.782	11.57	958,678	5.88%	0.85%	3.01%
2006	83,850.537	11.23	941,377	6.04%	0.85%	2.03%

Vanguard Windsor Fund
Admiral/Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets(1)	Ratio	Net Assets	Return*

2010	33,362.071	$42.80	$1,427,961	1.34%	0.85%	14.07%
2009	34,474.679	37.57	1,295,102	1.92%	0.85%	25.13%
2008	60,136.919	28.09	1,689,067	2.23%	0.85%	–51.53%
2007	67,693.215	48.04	3,252,169	2.75%	0.85%	–3.49%
2006	73,134.034	50.04	3,659,295	1.63%	0.85%	17.42%

Vanguard Windsor Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets(1)	Ratio	Net Assets	Return*

2010	357,334.639	$29.88	$10,677,908	1.33%	0.85%	13.53%
2009	366,937.110	26.23	9,623,720	2.17%	0.85%	29.60%
2008	397,803.753	19.61	7,800,499	2.18%	0.85%	–49.18%
2007	472,562.193	33.54	15,850,196	2.60%	0.85%	–3.83%
2006	493,168.983	34.93	17,227,460	1.64%	0.85%	17.19%

*	Annualized

(1)	Does not include payout reserve

11

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Wellington Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	1,895.109	$29.28	$55,483	2.91%	0.85%	9.79%
2009	1,895.109	26.62	50,440	3.42%	0.85%	19.48%
2008	1,895.109	21.97	41,631	3.55%	0.85%	–25.40%
2007	1,895.109	28.51	54,035	3.47%	0.85%	7.98%
2006	2,325.402	26.54	61,709	3.49%	0.85%	13.17%

Vanguard Wellington Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	124,122.540	$24.51	$3,042,187	2.95%	0.85%	9.36%
2009	139,892.838	22.26	3,114,288	3.47%	0.85%	18.70%
2008	146,439.049	18.35	2,687,383	3.72%	0.85%	–25.63%
2007	139,266.077	23.80	3,314,624	3.64%	0.85%	7.16%
2006	143,112.826	22.13	3,166,993	3.62%	0.85%	13.37%

Vanguard Morgan Growth Fund
Admiral/Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	3,355.965	$29.85	$100,186	0.74%	0.85%	17.91%
2009	3,355.965	25.33	84,997	0.89%	0.85%	26.02%
2008	4,948.697	18.74	92,735	1.03%	0.85%	–50.35%
2007	5,050.756	32.21	162,703	2.93%	0.85%	9.83%
2006	5,127.394	29.18	149,599	1.45%	0.85%	9.76%

Vanguard Morgan Growth Fund
Admiral/Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	46,918.577	$21.87	$1,025,980	0.73%	0.85%	17.24%
2009	46,918.577	18.55	870,431	0.98%	0.85%	28.42%
2008	51,282.999	13.73	703,927	1.01%	0.85%	–49.74%
2007	53,722.618	23.60	1,267,642	2.93%	0.85%	9.69%
2006	55,453.396	21.37	1,185,120	1.20%	0.85%	9.39%

*	Annualized

12

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Vanguard Prime Money Market Fund
Investor Class Qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	16,563.685	$4.64	$76,937	0.06%	0.85%	–0.79%
2009	16,634.135	4.68	77,876	0.54%	0.85%	–0.31%
2008	17,067.455	4.70	80,156	2.75%	0.85%	2.01%
2007	50,533.611	4.61	232,882	5.02%	0.85%	4.18%
2006	51,475.567	4.42	227,427	3.21%	0.85%	2.65%

Vanguard Prime Money Market Fund
Investor Class Non-qualified

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	357,210.825	$4.64	$1,659,215	0.06%	0.85%	–0.79%
2009	397,853.524	4.68	1,862,636	0.54%	0.85%	–0.30%
2008	424,251.084	4.70	1,992,468	2.72%	0.85%	1.88%
2007	478,361.193	4.61	2,204,507	5.06%	0.85%	4.21%
2006	454,196.329	4.42	2,006,711	4.56%	0.85%	3.74%

Federal Life Equity Portfolio

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	741.469	$12.533	$9,293	1.74%	0.50%	17.10%
2009	741.469	10.756	7,976	5.33%	0.50%	7.65%

Federal Life Fixed Income Portfolio

				Investment	Expenses as a
				Income	% of Average	Total
Year	Units	Unit Value	Net Assets	Ratio	Net Assets	Return*

2010	250.271	$10.574	$2,646	3.28%	0.50%	6.37%
2009	250.271	9.991	2,500	3.36%	0.50%	0.00%

*	Annualized

13

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

Note G —	Fair Value Measurements

Generally accepted accounting principles in the United States of America (GAAPUSA) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or, in the absence of a principal market, the most advantageous market accessible to the reporting entity at the measurement date. Under GAAPUSA, the principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity. The most advantageous market, which may be a hypothetical market, is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability, considering transaction costs in the respective market.

GAAPUSA describes three approaches to measuring fair value: the market approach, the income approach and the cost approach. Each approach includes multiple valuation techniques. The standard does not prescribe which valuation technique should be used when measuring fair value, but does establish a fair value hierarchy that prioritizes the inputs used in applying the various techniques based on the degree to which such inputs are observable to market participants. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions about risk.

The Fund’s investments are classified in one of the following three categories based upon the inputs used to determine their respective fair values.

Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable market-based inputs or unobservable inputs that are corroborated by market data. These inputs may include quoted prices in a market that is not active.

Level 3 — Unobservable inputs that cannot be corroborated by market data. These inputs reflect management’s best estimate of fair value using its own assumptions about the assumptions a market participant would use in pricing the asset or liability.

When the inputs used to value an investment fall into more than one level, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. Mangement’s assessment of the significance of a particular input to the fair value measurement requires judgment and is dependent on factors specific to the investment.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV, based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Federal Life Trust and Vanguard Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

14

Federal Life Variable Annuity Account A

Notes to Financial Statements — (Continued)

The following table presents information abount the Account’s assets measured at fair value on a recurring basis as of December 31, 2010 and indicates the fair value hierarchy of the valuation techniques utilized by the Account to detemine such fair value:

		Fair Value Measurements
		Level 1	Level 2	Level 3	Total

Assets:
Vanguard Wellesley Income Fund	Admiral class nonqualified	$—	$1,516,698	$—	$1,516,698
Vanguard Long-Term Coporate Fund	Investor class qualified	—	168	—	168
Vanguard Long-Term Coporate Fund	Admiral class non qualified	—	645,774	—	645,774
Vanguard Windsor Fund	Admiral class qualified	—	1,906,661	—	1,906,661
Vanguard Windsor Fund	Admiral class nonqualified	—	10,706,578	—	10,706,578
Vanguard Wellington Fund	Investor class qualified	—	55,580	—	55,580
Vanguard Wellington Fund	Admiral class nonqualified	—	3,052,745	—	3,052,745
Vanguard Morgan Growth Fund	Admiral class qualified	—	101,091	—	101,091
Vanguard Morgan Growth Fund	Admiral class nonqualified	—	1,028,449	—	1,028,449
Vanguard Prime Money Market Fund	Investor class qualified	—	78,270	—	78,270
Vanguard Prime Money Market Fund	Investor class nonqualified	—	1,665,396	—	1,665,396
Federal Life Equity Portfolio		—	9,347	—	9,347
Federal Life Fixed Income Portfolio		—	2,662	—	2,662

Total Assets		$—	$20,769,419	$—	$20,769,419

15

Blackman Kallick, LLP
10 South Riverside Plaza 9th Floor
Chicago, IL 60606

Phone 312-207-1040

Report of Independent Registered Public Accounting Firm

To the Contract Owners and Board of Directors of
Federal Life Variable Annuity Account A

We have audited the accompanying statement of assets and liabilities of Federal Life Variable Annuity Account A (“the Account” comprising, respectively, Vanguard Wellesley Income Fund, Vanguard Long-Term Corporate Fund, Vanguard Windsor Fund, Vanguard Wellington Fund, Vanguard Morgan Growth Fund, Vanguard Prime Money Market Fund, Federal Life Equity Portfolio and the Federal Life Fixed Income Portfolio) as of December 31, 2010, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

16

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Federal Life Variable Annuity Account A as of December 31, 2010, and the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Blackman Kallick, LLP
Chicago, Illinois
February 25, 2011

17

Federal Life Insurance Company
(Mutual)

Financial Statements for the
Years Ended December 31, 2010 and 2009

Blackman Kallick, LLP
10 South Riverside Plaza
9th Floor
Chicago, IL 60606

Federal Life Insurance Company (Mutual)

Years Ended December 31, 2010 and 2009

C o n t e n t s

Blackman Kallick, LLP
10 South Riverside Plaza
9th Floor
Chicago, IL 60606

Phone     312-207-1040
Fax       312-207-1066

Independent Auditor’s Report

Board of Directors
Federal Life Insurance Company (Mutual)
Riverwoods, Illinois

We have audited the accompanying statutory statements of admitted assets, liabilities and policyowners’ surplus of Federal Life Insurance Company (Mutual) as of December 31, 2010 and 2009, and the related statutory statements of operations, change in policyowners’ surplus and cash flow for the years then ended. These statutory financial statements are the responsibility of Federal Life’s management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Federal Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the statutory financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory accounting practices), which practices differ from accounting principles generally accepted in the United States of America. The effects on the statutory financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Federal Life Insurance Company (Mutual) as of December 31, 2010 and 2009, or the results of its operations and its cash flow for the years then ended.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and policyowners’ surplus of Federal Life Insurance Company (Mutual) as of December 31, 2010 and 2009, and the results of its operations and its cash flow for the years then ended on the basis of accounting described in Note 1.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplemental information is presented for the purpose of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

April 28, 2011

2

Statutory Financial Statements of Admitted
Assets, Liabilities and Policyowners’ Surplus Follow

3

Federal Life Insurance Company (Mutual)

Statutory Statements of Admitted Assets, Liabilities and Policyowners’ Surplus
December 31, 2010 and 2009

	2010	2009

Admitted Assets
Cash and Investments
Bonds (Note 2)	$163,260,529	$162,757,344
Common stocks (Note 2)	12,060,020	9,670,514
Investments in unconsolidated subsidiaries (Note 3)	805,192	798,253
Home office properties (Note 2)	2,159,264	2,319,704
Cash and short-term investments (Note 2)	3,490,576	6,627,058
Policy loans (Note 2)	10,376,231	10,190,333
Receivable for securities sold	27,276	—

Total Cash and Investments	192,179,088	192,363,206
Accrued Investment Income	2,126,279	2,091,839
Premiums Deferred and Uncollected	4,353,762	4,164,030
Federal Income Taxes Recoverable	1,180	1,180
Net Deferred Tax Asset (Note 4)	506,826	507,627
Electronic Data-Processing Equipment	67,202	26,560
Miscellaneous	17,736	8,305
Separate Account Assets (Note 12)	20,769,419	20,204,468

Total Admitted Assets	$220,021,492	$219,367,215

Liabilities and Policyowners’ Surplus
Liabilities
Policy reserves (Note 10)
Life	$94,710,300	$94,651,704
Annuity	62,660,281	62,016,094
Accident and health	902,087	991,682
Deposit-type contracts	10,029,802	10,380,642

Total Policy Reserves	168,302,470	168,040,122
Policy and contract claims	4,734,880	2,392,871
Accrued expenses and other liabilities	1,230,046	2,360,102
Interest maintenance reserve	651,539	566,893
Asset valuation reserve	1,896,421	173,979
Separate account liabilities (Note 12)	20,769,419	20,204,468

Total Liabilities	197,584,775	193,738,435

Policyowners’ Surplus
Special surplus funds	400,000	400,000
Unassigned funds (Note 6)	22,036,717	25,228,780

Total Policyowners’ Surplus	22,436,717	25,628,780

Total Liabilities and Policyowners’ Surplus	$220,021,492	$219,367,215

The accompanying notes are an integral part of the statutory financial statements.

4

Federal Life Insurance Company (Mutual)

Statutory Statements of Operations
Years Ended December 31, 2010 and 2009

	2010	2009

Premiums and Other Revenues
Premiums
Life	$18,608,507	$17,352,367
Annuity	3,757,602	5,216,439
Accident and health	286,411	315,457

Total Premiums	22,652,520	22,884,263

Other revenues
Net investment income (Note 2)	11,171,036	11,199,633
Other	216,504	211,112

Total Other Revenues	11,387,540	11,410,745

Total Premiums and Other Revenues	34,040,060	34,295,008

Benefits Paid or Provided
Life	16,876,826	14,107,406
Annuity	6,769,530	7,414,017
Accident and health	280,413	305,107
Interest and adjustments on policy or deposit-type contract funds	339,856	337,024
Other benefits	175,116	141,240
Increase in policy reserves	613,188	1,218,189

Total Benefits Paid or Provided	25,054,929	23,522,983

Insurance Expense
Commissions	1,854,513	1,923,182
General insurance expenses	10,240,434	10,515,136
Net transfers from separate account	(1,161,460)	(907,290)
Other	669,901	862,280

Total Insurance Expense	11,603,388	12,393,308

Loss from Operations Before Dividends to Policyowners, Federal Income Tax Benefit and Net Realized Investment Gains (Losses)	(2,618,257)	(1,621,283)
Dividends to Policyowners	321,263	341,505

Loss from Operations Before Federal Income Tax Benefit and Net Realized Investment Gains (Losses)	(2,939,520)	(1,962,788)
Federal Income Tax Benefit (Note 4)	295,442	273,798

Loss from Operations Before Net Realized Investment Gains (Losses)	(2,644,078)	(1,688,990)
Net Realized Investment Gains (Losses), Less Amounts Transferred to Interest Maintenance Reserve (Note 2)	278,731	(4,389,532)

Net Loss	$(2,365,347)	$(6,078,522)

The accompanying notes are an integral part of the statutory financial statements.

5

Federal Life Insurance Company (Mutual)

Statutory Statements of Changes in Policyowners’ Surplus
Years Ended December 31, 2010 and 2009

	Special	Unassigned
	Surplus Funds	Funds	Total

Balance, December 31, 2008	$400,000	$29,424,102	$29,824,102
Net loss	—	(6,078,522)	(6,078,522)
Change in net unrealized investment gains, net of tax	—	1,863,531	1,863,531
Change in deferred income tax	—	1,150,667	1,150,667
Change in nonadmitted assets	—	(81,125)	(81,125)
Change in asset valuation reserve	—	9,023	9,023
Prior period adjustment	—	(1,058,896)	(1,058,896)

Balance, December 31, 2009	400,000	25,228,780	25,628,780
Net loss	—	(2,365,347)	(2,365,347)
Change in net unrealized investment gains, net of tax	—	189,178	189,178
Change in deferred income tax	—	553,092	553,092
Change in nonadmitted assets	—	153,452	153,452
Change in asset valuation reserve	—	(1,722,438)	(1,722,438)

Balance, December 31, 2010	$400,000	$22,036,717	$22,436,717

The accompanying notes are an integral part of the statutory financial statements.

6

Federal Life Insurance Company (Mutual)

Statutory Statements of Cash Flow
Years Ended December 31, 2010 and 2009

	2010	2009

Operating Activities
Premiums collected	$22,571,998	$22,854,397
Investment income received	10,909,594	11,233,152
Insurance benefits paid	(22,077,369)	(22,260,201)
Dividends paid to policyowners	(340,828)	(360,678)
Commissions, general insurance expenses and other deductions	(12,903,889)	(13,172,547)
Federal income taxes refunded	295,442	273,798
Miscellaneous income	216,912	210,703
Net transfers from separate account	1,161,460	907,290

Net Cash Used in Operating Activities	(166,680)	(314,086)

Investing Activities
Sale, maturity or repayment of investments
Bonds	32,144,520	24,793,729
Stocks	1,892,018	4,506,888
Other	—	1,511,312
Purchase of investments
Bonds	(32,232,388)	(23,746,028)
Stocks	(3,087,857)	(5,025,997)
Other	(985,248)	—
Real estate	(12,037)	(57,242)
Increase in policy loans	(185,898)	(35,960)

Net Cash (Used in) Provided by Investing Activities	(2,466,890)	1,946,702

Financing Activities and Miscellaneous Sources
Net withdrawals on deposit-type contracts and other insurance liabilities	(350,839)	(140,344)
Other cash applied	(152,073)	179,173

Net Cash (Used in) Provided by Financing Activities and Miscellaneous Sources	(502,912)	38,829

Net (Decrease) Increase in Cash and Short-Term Investments	(3,136,482)	1,671,445
Cash and Short-Term Investments, Beginning of Year	6,627,058	4,955,613

Cash and Short-Term Investments, End of Year	$3,490,576	$6,627,058

The accompanying notes are an integral part of the statutory financial statements.

7

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements
Years Ended December 31, 2010 and 2009

Note 1 —	Nature of Operations and Significant Accounting Policies

Federal Life Insurance Company (Mutual) (Federal Life) is a mutual life insurance company domiciled in Illinois. Federal Life’s primary business is the sale of various life, accident and health and annuity products through independent agents. Group and individual life insurance make up the majority of Federal Life’s sales. Although Federal Life is licensed to sell its products in 46 states, its primary markets are California, Florida, Illinois and Indiana.

Federal Life has three noninsurance subsidiaries:  Americana Realty Company (Americana), FED Mutual Financial Services, Inc. (FED Mutual), and FLC Mortgage Company (FLC Mortgage).

Basis of Presentation

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (SAP), which differs from accounting principles generally accepted in the United States of America (GAAPUSA).

Certain practices followed by Federal Life differ from GAAPUSA as summarized below:

•	Investments — Investments in bonds are carried at cost or amortized cost. Common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the National Association of Insurance Commissioners (NAIC). GAAPUSA requires that such securities be classified as held-to-maturity (bonds only), trading or available-for-sale. For GAAPUSA, securities classified as held-to-maturity are carried at cost or amortized cost, and securities classified as trading or available-for-sale are carried at fair value with unrealized gains and losses reported in income for those securities classified as trading and in policyowners’ surplus for those securities classified as available-for-sale.

Fair values of certain investments in bonds are based on values specified by the NAIC rather than on actual or estimated fair values as required by GAAPUSA

The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) were determined by NAIC-prescribed formulas and are reported as liabilities, but do not exist under GAAPUSA. The AVR represents a provision for possible fluctuations in the value of bonds, real estate and other invested assets. Changes in the AVR are charged or credited directly to policyowners’ surplus.

The IMR represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed-income investments, principally bonds. Such gains and losses are amortized into income over the remaining period to maturity based on the seriatim method.

Realized gains and losses are reported in income, net of income taxes and amounts transferred to or from the IMR, rather than on a pretax basis. Changes in admitted investment asset amounts are credited or charged directly to policyowners’ surplus rather than to a separate surplus account.

Impairment losses on bonds other than loan-backed and structured securities are recorded in the statement of income under SAP; under GAAPUSA, they are classified in the statement of income and/or as a component of other comprehensive income.

Home office properties are included in investments for SAP. Additionally, under SAP the company is required to record self assessed rental income with a corresponding offset to rental expense for its home office. Under GAAPUSA, home office would be included in property and equipment. Additionally, no self assessed rental income or expense is required under GAAPUSA.

8

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

•	Subsidiaries — The accounts and operations of subsidiaries are not consolidated with the accounts and operations of Federal Life. Rather, Federal Life’s investments in unconsolidated wholly owned subsidiaries are carried on the basis of the net assets of the subsidiaries. Undistributed changes in the carrying value of subsidiaries are charged or credited directly to policyowners’ surplus.

•	Premiums — Revenues for annuity policies with life contingencies consist of premiums received rather than policy charges for annuities, which are period certain.

•	Policy Acquisition Costs — Costs of acquiring new business are expensed when incurred rather than capitalized and amortized over the period of future revenues or gross profits of the related policies.

•	Nonadmitted Assets — Certain assets designated as nonadmitted assets, principally net deferred taxes, furniture and equipment and receivables, not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the statutory balance sheets and changes therein are charged or credited to policyowners’ surplus.

•	Policy Reserves — Certain policy reserves are calculated based on valuation interest and mortality assumptions, which are generally more conservative than assumptions based on estimated expected experience and actual account balances. Life insurance policy reserves are provided for under methods recognized by insurance regulatory authorities using principally the 1941, 1958 and 1980 Commissioners Standard Ordinary mortality tables and assuming interest rates ranging from 2 1/2% to 5 1/2%. Annuity benefit reserves principally represent net premium amounts plus accumulated interest.

•	Reinsurance — The reserves for certain policy and contract liabilities are reported net of reinsured amounts rather than on a gross basis.

•	Income Taxes — Provision for deferred taxes is computed for federal income taxes only and is subject to certain limitations and changes in deferred taxes are reflected in surplus. Under GAAPUSA, deferred taxes are provided for federal and state income taxes subject to a valuation allowance, and certain changes are reflected in operations. Uncertain tax positions could result in a tax liability.

•	Policyowner Dividends — Under GAAPUSA, policyowner dividends are recognized through equity when declared rather than over the term of the related policies. Under SAP, dividends to the policyowners are reserved one year in advance through charges to operations.

•	Comprehensive Income — The statutory statements do not include a statement of comprehensive income.

•	Cash Flow Statement — The statutory statements of cash flow are prepared in accordance with regulatory requirements.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the statutory financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Significant estimates in the statutory financial statements primarily include investment valuation and estimates of policy and claims reserves.

Investments

Bonds are carried at values prescribed by the NAIC. Bonds are carried at values based on categories established by the NAIC that are primarily influenced by credit ratings. Bond values are either at amortized cost or, for lower credit ratings (nonamortizable bonds), at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the scientific method. Single-class and multi-class mortgage-backed

9

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

securities are stated at amortized cost using the interest method, including anticipated prepayments as of the date of purchase. Prepayment assumptions are obtained from external sources and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. The application of the reporting requirements resulting from NAIC designation (i.e., lower of cost or fair value) is not a substitute for other-than-temporary impairment recognition.

If it was determined that a decline in the fair value of a bond, excluding loan-backed and structured securities is other than temporary, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value, which are determined to be other-than-temporary, are recorded as realized losses. An impairment is considered to have occurred if it is probable that Federal Life will be unable to collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition. A decline in fair value which is other-than-temporary includes situations where Federal Life has made a decision to sell a bond prior to its maturity at an amount below its carrying value.

If the fair value of a loan-backed or structured security is less than its amortized cost basis as of the balance sheet date, Federal Life assesses whether the impairment is other-than-temporary. If Federal Life does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis, an other-than-temporary impairment is considered to have occurred and an other-than-temporary impairment loss is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value as of the balance sheet date.

If Federal Life has the intent and ability to hold the investment, but does not expect to recover the entire amortized cost basis of the security, an other-than temporary impairment is considered to have occurred. In assessing whether the entire amortized cost basis of the security will be recovered, Federal Life compares the present value of cash flows expected to be collected from the security with the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, an other-than-temporary impairment is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and discounted present value of cash flows expected to be collected.

In periods subsequent to the recognition of an other-than-temporary impairment loss for a loan-backed or structured security, Federal Life accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the other-than-temporary impairment at an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Federal Life continues to estimate the present value of cash flows expected to be collected over the life of the loan-backed or structured security.

Common stocks are generally reported at fair value as determined by the SVO of the NAIC. Unrealized gains and losses on investments in common stocks are credited and charged directly to policyowners’ surplus along with any adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

Realized investment gains and losses are determined on a specific identification basis.

Short-term investments include investments with maturities of less than one year as of the date of acquisition, which are principally comprised of money market accounts.

Home office property is depreciated on a straight-line basis using an estimated useful life of 40 years.

10

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Investment in Unconsolidated Subsidiaries

Federal Life reports each of the following subsidiaries at audited GAAPUSA equity: Americana, FED Mutual and FLC Mortgage.

Americana declared dividends to Federal Life of $571,000 and $473,000 in 2010 and 2009, respectively.

Accrued Investment Income

Accrued investment income is comprised of accrued interest on bonds and dividends declared but not yet received on common stocks in the amounts of $1,942,279 and $1,957,839 as of December 31, 2010 and 2009, respectively, as well as dividends due from unconsolidated subsidiary of $184,000 and $134,000 as of December 31, 2010 and 2009, respectively.

Fair Value Measurement

During 2009, the National Association of Insurance Commissioners Statutory Accounting Principles Working Group (SAPWG) issued Statement of Statutory Accounting Principles No. 100, “Fair Value Measurements” (SSAP 100), which defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. The company adopted SSAP 100 on January 1, 2010, its effective date. The adoption of this guidance had no material effect on the company’s financial condition or results of operations, but did require additional disclosures relating to these financial assets and liabilities.

Data-Processing Equipment

The admitted value of Federal Life’s data-processing equipment is limited to 3% of policyowners’ surplus. The admitted portion is reported at cost, less accumulated depreciation with depreciation computed using an accelerated method over useful lives of three years. Accumulated depreciation amounted to $2,496,000 and $2,447,500 as of December 31, 2010 and 2009, respectively.

Recognition of Premium Revenue

Life insurance premiums are recognized as revenue when due. Annuity premiums are recognized as revenue when received. Accident and health premiums are earned pro rata over the terms of the policies.

Policy and Contract Claims

Policy and contract claims represent the estimated ultimate net cost of all reported and unreported claims incurred and unpaid as of December 31. The reserves for unpaid policy and contract claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for policy and contract claims are adequate. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

11

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Separate Account Assets and Liabilities

Separate account assets and liabilities reported in the accompanying statutory financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than Federal Life, bears the investment risk. Separate account assets consisting of investments in mutual funds are recorded at fair value. Operations for the separate accounts are not included in the accompanying statutory financial statements.

Policy Reserves

Life, annuity and accident and health policy liabilities are developed by actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law.

Federal Life waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium beyond the date of death for all contracts that contain this provision. Surrender values are not promised in excess of the legally computed reserves.

Traditional policies issued on substandard lives are charged an extra premium plus the regular gross premium for the true age. The corresponding reserves held on such policies are calculated on the same basis as standard policies with an additional reserve of one half of the annual extra premium charge.

Deposit-type contracts are comprised of accumulated deposits plus interest credited, less withdrawals net of surrender charges.

As of December 31, 2010 and 2009 the company had liabilities of $300,859 and $297,653 related to premium deficiency reserves, respectively. The company did not consider anticipated investment income when calculating its premium deficiency reserves.

Special Surplus Funds

Special surplus funds are comprised of contributions provided to Federal Life in the organization stage to defray the expenses and meet the minimum surplus requirements at Federal Life’s inception as required to obtain a license to do the business of insurance

Prior Period Adjustment

In 2008, Federal Life improperly capitalized expenses, which were included in nonadmitted assets, thereby understating the net loss on the statutory statement of operations. The correction appears in Unassigned Funds for 2009 as required under SAP. The error did not have an effect on 2008 surplus.

Reclassifications

Certain amounts in the 2009 statutory financial statements have been reclassified to conform to the 2010 presentation.

Note 2 —	Investments

As of December 31, 2010 and 2009, bonds with a carrying value of $2,562,500 and $2,566,600, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

12

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The cost or amortized cost and fair value of investments in bonds and common stocks as of December 31 are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In thousands)

2010
U.S. government obligations	$15,304	$2,135	$(73)	$17,366
Corporate securities	85,712	5,239	(806)	90,145
Commercial mortgage-backed	12,773	1,958	(5)	14,726
Residential mortgage-backed	49,472	2,671	(1,425)	50,718

Total Bonds	$163,261	$12,003	$(2,309)	$172,955

Common stocks — Unaffiliated
Publicly traded	$6,553	$1,161	$(7)	$7,707
Privately traded	4,214	139	—	4,353

Total Common Stocks	$10,767	$1,300	$(7)	$12,060

2009
U.S. government obligations	$20,569	$2,033	$(118)	$22,484
Corporate securities	77,353	3,399	(1,315)	79,437
Commercial mortgage-backed	10,497	599	(638)	10,458
Residential mortgage-backed	54,338	1,770	(2,969)	53,139

Total Bonds	$162,757	$7,801	$(5,040)	$165,518

Common stocks — Unaffiliated
Publicly traded	$6,001	$542	$(86)	$6,457
Privately traded	3,214	—	—	3,214

Total Common Stocks	$9,215	$542	$(86)	$9,671

The fair value for investments in bonds is determined by the values prescribed by the SVO. Those values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The amortized cost and fair value of bonds as of December 31, 2010 by contractual maturity are as follows. Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

13

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

	Amortized	Fair
	Cost	Value
	(In thousands)

Maturity
2011	$5,749	$5,898
2012 — 2016	23,499	24,855
2017 — 2019	45,086	49,914
2020 and later	26,682	26,844
Commercial mortgage-backed	12,773	14,726
Residential mortgage-backed	49,472	50,718

Total	$163,261	$172,955

The following table analyzes Federal Life’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2010 and 2009:

	Less Than 12 Months		Greater Than 12 Months		Total
	NAIC SVO	Unrealized	NAIC SVO	Unrealized	NAIC SVO	Unrealized
	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss
	(In thousands)

2010
Bonds
U.S. government obligations	$1,927	$(73)	$—	$—	$1,927	$(73)
Corporate securities	14,906	(522)	3,295	(284)	18,201	(806)
Commercial mortgage-backed	6	(5)	—	—	6	(5)
Residential mortgage-backed	—	—	10,975	(1,425)	10,975	(1,425)

Total Bonds	$16,839	$(600)	$14,270	$(1,709)	$31,109	$(2,309)

Common stocks — Unaffiliated
Publicly traded	$227	$(6)	$63	$(1)	$290	$(7)

2009
Bonds
U.S. government obligations	$6,416	$(118)	$—	$—	$6,416	$(118)
Corporate securities	3,361	(90)	14,931	(1,225)	18,292	(1,315)
Commercial mortgage-backed	2,270	(96)	1,304	(542)	3,574	(638)
Residential mortgage-backed	1,898	(5)	11,804	(2,964)	13,702	(2,969)

Total Bonds	$13,945	$(309)	$28,039	$(4,731)	$41,984	$(5,040)

Common stocks — Unaffiliated
Publicly traded	$1,507	$(52)	$3,474	$(34)	$4,981	$(86)

Included in the previous tables are 178 securities from 164 issuers as of December 31, 2010 and 182 securities from 176 issuers as of December 31, 2009. These securities were included in Federal Life’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired.

For each loan-backed and structured security in an unrealized loss position, which includes residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), Federal Life

14

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

assesses whether management with the appropriate authority has made a decision to sell or whether it is more likely than not Federal Life will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is deemed other than temporary and is recorded in earnings.

If Federal Life has not made the decision to sell the security and it is not more likely than not Federal Life will be required to sell the security before recovery of its amortized cost basis, Federal Life evaluates if it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. Federal Life uses its best estimate of future cash flows expected to be collected from the bond discounted at the security’s effective rate, to calculate a recovery value and determine whether a credit loss exists. If Federal Life does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the bond, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other market factors recorded directly to surplus.

The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to: (1) the financial condition of the issuer, (2) expected defaults and recoveries, (3) the value of underlying collateral, (4) current subordination levels, (5) other credit enhancements and (6) other subjective factors, including concentrations and information obtained from regulators and rating agencies. Federal Life has considered factors (1) — (6) on a security-by-security basis in its evaluation of recoverability of contractual cash flows, as well as its ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity.

As a result of this analysis, Federal Life identified certain loan-backed securities whose ratings from nationally recognized securities rating organizations had dropped to below investment grade and where the present value of expected cash flows was less than the amortized cost of the security. The impairments recognized in 2010 and 2009 for RMBS’s and CMBS’s were included as components of net realized investment losses on the statements of operations.

Federal Life evaluates other-than-temporary impairment of bonds, excluding loan-backed and structured securities, by considering expected recoveries in fair value, the time and magnitude of any unrealized losses, assessing the likelihood of continued payments under the terms of the bonds, specific credit events, and determining whether or not management has the intent and ability to hold these bonds until maturity or recovery in fair value. In 2010, no impairment was recognized on these bonds. In 2009, the impairments recognized in corporate bonds were included in net realized investment losses on the statements of operations.

For equity securities, Federal Life considers various factors, including whether Federal Life has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. In determining whether these losses are expected to be temporary, Federal Life considers factors such as: (1) severity of impairment, (2) duration of impairment, and (3) forecasted market price recovery. Where Federal Life lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, Federal Life has contractually retained its decision-making authority as it pertains to selling equity securities that are in an unrealized loss position. In 2010, no impairment was recognized on equity securities held. In 2009, the impairment recognized for a common stock was included in net realized investment losses on the statements of operations. For all other common stocks in which the fair value was less than cost as of December 31, 2010 and 2009, Federal Life believes it has the ability and intent to hold these securities until market price recovery.

Federal Life’s management employs control processes to determine the reasonableness of its bond and common stock portfolios. Federal Life’s processes are designed to confirm that the fair values provided are

15

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

accurately recorded. These processes primarily include reviews by management and quarterly oversight by the Investment Committee of the Board of Directors.

The following securities were written down in 2010 and 2009 as shown in the following table:

				Amortized
	Amortized	Present Value		Cost After
	Cost Prior to	of Expected	Impairment	Impairment	Fair
Security	Impairment	Cash Flows	Recognized	Recognized	Value

Recognized in 2010
RMBS:
225458-BE-7	$930,342	$926,854	$3,488	$926,854	$705,051
12669G-XS-5	856,139	831,656	24,483	831,656	790,003
CMBS:
46632M-CL-2	513,715	188,670	325,045	188,670	188,670
12513Y-AT-7	26,807	10,440	16,367	10,440	5,800

Total	$2,327,003	$1,957,620	$369,383	$1,957,620	$1,689,524

Recognized in 2009
RMBS:
05948KF79	$1,003,651	$477,855	$525,796	$477,855	$479,563
05948KE21	1,006,871	520,242	486,629	520,242	523,321
CMBS:
12513Y-AT-7	268,360	26,807	241,553	26,807	26,807
Corporate Bonds:
92839U-AC-1	250,000	—	242,500	7,500	7,500
003669-AC-2	242,776	—	224,026	18,750	37,813
102183-AK-6	253,693	—	218,068	35,625	61,563
Common Stocks:
749866-10-1	4,959,030	—	1,819,624	3,139,406	3,139,406

Total	$7,984,381	$1,024,904	$3,758,196	$4,226,185	$4,275,973

As of December 31, 2010 and 2009, 93.1% and 91.8%, respectively, of bonds are rated NAIC class 1 or 2 and are considered investment grade. Investment grade securities are defined as those securities rated a “1” or “2” and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

The difference between the cost and carrying value of investments in unconsolidated subsidiaries is comprised of the sum of accumulated net losses accounted for under the equity method of accounting summarized as follows:

	2010	2009
	(In thousands)

Cost	$1,247	$1,221
Accumulated net losses	(442)	(423)

Carrying Value	$805	$798

16

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2010	2009
	(In thousands)

Income
Bonds	$9,341	$9,633
Common stock (unaffiliated)	315	251
Common stock of subsidiaries	571	473
Policy loans	714	695
Short-term investments	12	31
Amortization of IMR	152	106
Real estate	776	724
Other	1	5

	11,882	11,918
Investment expenses	(711)	(718)

Net Investment Income	$11,171	$11,200

Real estate income includes the self-assessed revenue amounts for the occupancy of the home office property of $656,528 and $656,528 in 2010 and 2009, respectively. Investment expense includes depreciation of the home office property of $172,426 and $177,566 in 2010 and 2009, respectively.

Net realized investment losses are summarized as follows:

	2010	2009
	(In thousands)

Bonds
Gross gains	$503	$98
Gross losses	(369)	(2,214)

	134	(2,116)

Common stocks — Unaffiliated
Gross gains	443	513
Gross losses	(62)	(2,700)

	381	(2,187)

Total	515	(4,303)
Realized gains transferred into IMR	236	87

Net realized investment gain (loss)	$279	$(4,390)

Proceeds from sales of investments in bonds during 2010 and 2009 were $5,827,017 and $5,191,000, respectively.

Included in gross losses — bonds above, Federal Life recognized impairment charges of $369,384 and $1,938,572 in 2010 and 2009, respectively. Included in gross losses — common stocks above, Federal Life recognized impairment charges of $0 and $1,819,684 in 2010 and 2009, respectively.

17

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The components of home office properties as of December 31 are as follows:

	2010	2009
	(In thousands)

Cost
Land	$405	$405
Building and other	7,668	7,657

	8,073	8,062
Accumulated depreciation	(5,914)	(5,742)

	$2,159	$2,320

Note 3 —	Subsidiaries

Combined financial information of Federal Life’s unconsolidated subsidiaries is summarized as follows:

	2010	2009
	(In thousands)

Investments	$980	$925
Other assets	32	32

Total Assets	$1,012	$957

Other liabilities	$207	$159
Policyowners’ equity	805	798

Total Liabilities and Policyowners’ Equity	$1,012	$957

Revenues	$1,003	$864
Expenses	153	171

Net Income	$850	$693

Note 4 —	Federal Income Taxes

The components of the net deferred tax asset as of December 31 are as follows:

	December 31, 2010			December 31, 2009
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In thousands)

Total gross deferred tax assets	$10,198	$42	$10,240	$9,592	$242	$9,834
Total gross deferred tax liabilities	1,200	453	1,653	924	211	1,135

Net deferred tax asset	8,998	(411)	8,587	8,668	31	8,699
Deferred tax assets nonadmitted	8,080	—	8,080	8,191	—	8,191

Net admitted deferred tax asset	$918	$(411)	$507	$477	$31	$508

Decrease (increase) in nonadmitted asset			$111			$(1,121)

Federal Life has elected not to admit additional deferred tax assets pursuant to SSAP 10-R, paragraph 10e. The current period election does not differ from 2009. Federal Life has no recovery available through loss carrybacks for 2010 or 2009.

18

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The amount of each result or component of the calculation, by tax character, of paragraphs 10a., 10bi., 10bii. and 10c.of SSAP 10R is as follows:

	December 31, 2010			December 31, 2009
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In thousands)

Recovered through loss carry backs (10a)	$—	$—	$—	$—	$—	$—
Lesser of:
Expected to be recognized in one year (10bi)	8,587	—	8,587	8,699	—	8,699
10%of adjusted capital and surplus (10bii)			2,450			2,598
Adjusted gross deferred tax assets offsetting existing deferred tax liabilities (10c)	1,200	453	1,653	924	211	1,135
Risk-based capital level
Total adjusted capital			24,496			25,975
Authorized control level			3,612			3,553

The following amounts resulting from the calculations in paragraphs 10a., 10b. and 10c.of SSAP 10R are as follows:

	2010	2009
	(In thousands)

Admitted deferred tax assets	$507	$508
Admitted assets	220,021	219,367
Statutory surplus	22,437	25,629
Total adjusted capital	24,496	25,975

The provision for income taxes incurred on earnings for the years ended December 31 are as follows:

	2010	2009
	(In thousands)

Federal	$(295)	$(274)
Foreign	—	—
Realized capital gains	—	—

Federal and foreign income taxes incurred	$(295)	$(274)

19

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	2010	2009
	(In thousands)

Deferred Tax Asset
Policy reserves	$2,488	$2,470
OLD carryforward	4,387	3,626
Deferred acquisition costs	830	844
Commission advances	186	199
Policy dividends payable	111	117
Unrealized capital losses	42	242
Other	2,196	2,336

Total deferred tax assets	10,240	9,834

Nonadmitted deferred tax assets	(8,080)	(8,191)

Admitted deferred tax assets	2,160	1,643

Deferred Tax Liability
Fixed assets	395	434
Unrealized capital gains	453	211
Amortized discount on bonds	394	287
Other	411	203

Total deferred tax liabilities	1,653	1,135

Net admitted deferred tax assets	$507	$508

The change in net deferred income taxes is comprised of the following:

	2010	2009	Change
	(In thousands)

Total deferred tax assets	$10,240	$9,834	$406
Total deferred tax liabilities	1,653	1,135	518

Net deferred tax asset	8,587	8,699	(112)
Tax effect of unrealized loss			(442)

Change in net deferred income tax			$(554)

The significant items causing a difference between the statutory federal income tax rate and Federal Life’s effective income tax rates are as follows:

		Effective
	2010	Tax Rate
	(In thousands)

Provision computed at statutory rate	$(905)	(34.00)%
Dividends received deduction	(194)	(7.29)%
Other	250	9.39%

Total	$(849)	(31.90)%

20

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

		Effective
	2010	Tax Rate
	(In thousands)

Federal and foreign incurred	$(295)	(11.09)%
Current taxes on realized capital gains	—	—%
Change in net deferred income taxes	(554)	(20.81)%

Total statutory income taxes	$(849)	(31.90)%

Federal Life had no income tax expense for 2010 and 2009 that is available for recoupment in the event of future net losses.

Federal Life’s federal income tax return is consolidated with the following entities: Americana Realty Company, FED Mutual Financial Services, Inc., and FLC Mortgage Company.

The income tax expense is principally based on a separate return calculation. A benefit is provided to subsidiaries with tax losses. Federal Life has an operating loss carryforward of $12,291,600, which will expire during years 2017-2025.

Note 5 —	Nonadmitted Assets

Federal Life had the following nonadmitted assets as of December 31:

	2010	2009

Uncollected premiums	$13,000	$13,000
Net deferred tax asset	8,079,826	8,191,490
Furniture and equipment	52,053	48,678
Healthcare and other amounts receivable	545,733	586,453
Suspense accounts	199,922	204,365

Total	$8,890,534	$9,043,986

Note 6 —	Policyowners’ Surplus

Under Illinois insurance regulations, Federal Life is required to maintain minimum policyowners’ surplus of $1,500,000. As of December 31, 2010, Federal Life’s policyowners’ surplus exceeds the minimum required policyowners’ surplus under Illinois regulations and the NAIC risk-based capital requirements.

Note 7 —	Reinsurance

Federal Life reinsures a portion of its life and health risk with other insurance companies to minimize its exposure to loss on certain business. Reinsurance assumed has increased premiums by $6,335,977 and $5,167,000 in 2010 and 2009, respectively, while reinsurance ceded has decreased premiums by $216,921 and $229,000 in 2010 and 2009, respectively. Federal Life’s reserves are net of reinsurance credits of $355,000 and $351,000 as of December 31, 2010 and 2009, respectively, relating to insurance ceded. To the extent that any reinsuring companies are unable to meet obligations under the reinsurance agreements, Federal Life would remain liable.

Note 8 —	Benefit Plans

Federal Life has a qualified defined-contribution plan covering substantially all employees. Employees may contribute up to 10% of their total pretax cash compensation. Federal Life matches employee contributions up to 3% of cash compensation at the time of the contribution. Federal Life may match employee

21

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

contributions up to an additional 3% of cash compensation at the end of the year. Federal Life has always made the discretionary matching contributions. Federal Life contributed $238,000 and $259,000 in 2010 and 2009, respectively.

Note 9 —	Fair Values of Financial Instruments

The following methods and assumptions were used by Federal Life in estimating its fair value disclosures for financial instruments:

Cash, Accrued Investment Income and Short-Term Investments

The carrying amounts reported in the statutory statements of admitted assets, liabilities and policyowners’ surplus for these instruments approximate their fair values.

Investment Securities

Fair values for bonds and common stocks are based on market values prescribed by the SVO. For bonds not actively traded, fair values represent amortized cost.

Policy Loans

The fair values of policy loans are estimated using discounted cash flow analysis at the current AA corporate bond interest rate over a five-year period that Federal Life estimates would be obtained if the policy loans were sold to a financial institution.

Investment-Type Insurance Contracts

Fair values for liabilities under investment-type insurance contracts are equal to the cash surrender values of the contracts.

Dividend Accumulations

The fair value for dividend accumulations are equal to the amount of dividends payable on demand as of the reporting date and are recognized in the statutory statements of admitted assets, liabilities and policyowners’ surplus.

22

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Summary of Fair Values

The carrying amounts and fair values of certain of Federal Life’s financial instruments as of December 31 are as follows:

	2010		2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In thousands)

Assets
Bonds
U.S. government obligations	$15,304	$17,366	$20,569	$22,484
Corporate securities	85,712	90,145	77,353	79,437
Commercial mortgage-backed	12,773	14,726	10,497	10,458
Residential mortgage-backed	49,472	50,718	54,338	53,139
Common stocks
Publicly traded	7,707	7,707	6,457	6,457
Privately traded	4,353	4,353	3,214	3,214
Policy loans	10,376	10,376	10,190	10,190
Cash, accrued investment income and short-term investments	5,617	5,617	8,719	8,719
Separate account assets	20,769	20,769	20,204	20,204
Liabilities
Individual and group annuities	53,558	53,150	52,701	52,251
Supplementary contracts without life contingencies	862	862	811	811
Dividend accumulations	9,159	9,159	9,562	9,562
Separate account liabilities	20,769	20,769	20,204	20,204

The carrying amounts of individual and group annuities and supplementary contracts without life contingencies are components of policy reserves-annuity in liabilities on the statutory statement of admitted assets, liabilities and policyowners’ surplus. The carrying amount of dividend accumulations is a component of policy reserves-deposit-type contracts in liabilities on the statutory statement of admitted assets, liabilities and policyowners’ surplus.

Fair values of Federal Life’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in Federal Life’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

Statutory accounting principles (SAP) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. SAP describes three approaches to measuring the fair value of assets and liabilities: the market approach, the income approach and the cost approach. Each approach includes multiple valuation techniques. SAP does not prescribe which valuation technique should be used when measuring fair value, but does establish a fair value hierarchy that prioritizes the inputs used in applying the various techniques. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions about risk. Level 1 inputs are given the highest priority in the hierarchy while Level 3 inputs are given the lowest priority. Assets

23

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

and liabilities carried at fair value are classified in one of the following three categories based on the nature of the inputs to the valuation technique used:

•	Level 1 — Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 — Observable market-based inputs or unobservable inputs that are corroborated by market data.

•	Level 3 — Unobservable inputs that are not corroborated by market data. These inputs reflect management’s best estimate of fair value using its own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Assets and Liabilities Recorded at Fair Value

The following tables present information about Federal Life’s securities measured at fair value on a recurring basis as of December 31, 2010 and 2009. As required by SAP, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Federal Life’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect their placement within the fair value hierarchy levels.

		December 31, 2010
Description	Total	Level 1	Level 2	Level 3
	(In thousands)

Assets at fair value
Common stocks — Unaffiliated
Publicly traded	$7,707	$7,707	$—	$—
Privately traded	4,353	—	—	4,353

Total Common Stocks	12,060	7,707	—	4,353
Separate account assets and liabilities	20,769	20,769	—	—

Total assets at fair value	$32,829	$28,476	$—	$4,353

		December 31, 2009
Description	Total	Level 1	Level 2	Level 3
	(In thousands)

Assets at fair value
Common stocks — Unaffiliated
Publicly traded	$6,457	$6,457	$—	$—
Privately traded	3,214	—	—	3,214

Total Common Stocks	9,671	6,457	—	3,214
Separate account assets and liabilities	20,204	20,204	—	—

Total assets at fair value	$29,875	$26,661	$—	$3,214

To measure the fair value of investment securities, Federal Life obtained quoted prices in active markets for identical assets at the balance sheet date to measure investment securities at fair value. Federal Life generally obtained market price data from exchange or dealer markets. Such securities are classified as Level 1 in the above table. The remainder of the equity securities are classified as Level 3, as these securities are privately placed equity securities, with no readily available market prices. Fair values of the private placed securities are based on nonbinding broker quotes, if available, or internal and external valuation models, all of

24

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

which utilize both adjusted market comparables and discounted cash flows methodologies that require a significant level of judgment. Such valuation models utilize inputs that are both unobservable and significant to the overall fair value measurement. These inputs that reflect management’s judgment of the assumptions that market participants would use in pricing the asset.

Bonds are carried at values based on categories established by the NAIC that are primarily influenced by credit ratings. Bond values are either at amortized cost or, for lower credit ratings (nonamortizable bonds), at the lower of amortized cost or fair value. Level 2 securities include corporate bonds NAIC rated 6, for which the fair value was lower than cost as of December 31, 2010 and 2009.

Fair value of the bonds is generally determined by a third party valuation source. The pricing services generally source fair value measurements from quoted market prices and, if not available, the security is valued based on quotes from similar securities using broker quotes and other information obtained from dealers and market participants.

The pricing services generally utilize various pricing applications, including models, to measure fair value. The pricing applications are based upon market convention and use inputs that are derived principally from or corroborated by observable market data by correlations or other means. Fair value is determined using discounted cash flow models and inputs related to interest rates, prepayment speeds, loss curves and market discount rates that would be required by investors in the current market given the specific characteristics and inherent credit risk of the underlying collateral.

Federal Life performs periodic validations of the fair value sourced from the independent pricing services. Such validation principally includes sourcing security prices from other independent pricing services or broker quotes. The validation process provides Federal Life with information as to whether the volume and level of activity for a security has significantly decreased and assists in identifying transactions that are not orderly. Depending on the results of the validation, additional information may be gathered from other market participants to support the fair value measurements. A determination will be made as to whether adjustments to the observable inputs are necessary as a result of investigations and inquiries about the reasonableness of the inputs used and the methodologies employed by the independent pricing services.

The following table presents a reconciliation of the beginning and ending balances recorded for instruments classified as Level 3 in the fair value hierarchy as of December 31, 2010 and 2009:

	Balance			Total Gains	Total Gains	Purchases,	Balance
	as of	Transfers	Transfers	and (Losses)	and (Losses)	Issuances,	as of
	December 31,	in	out of	Included in	Included in	Sales and	December 31,
	2009	Level 3	Level 3	Net Income	Surplus	Settlements	2010

Common Stock — Unaffiliated
Privately Traded	$3,214	$—	$—	$—	$139	$1,000	$4,353

	Balance			Total Gains	Total Gains	Purchases,	Balance
	as of	Transfers	Transfers	and (Losses)	and (Losses)	Issuances,	as of
	December 31,	in	out of	Included in	Included in	Sales and	December 31,
	2008	Level 3	Level 3	Net Income	Surplus	Settlements	2009

Common Stock — Unaffiliated
Privately Traded	$5,190	$—	$—	$(1,819)	$(157)	$—	$3,214

25

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 10 —	Policy Liabilities

As of December 31, 2010, Federal Life’s annuity reserves, deposit fund liabilities and separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In thousands)

Subject to discretionary withdrawal
At book value, less surrender charge	$10,809	11.4%
At market value	20,234	21.4%

Total with adjustment or at market value	31,043	32.8%
At book value without adjustment (with minimal or no charge or adjustment)	53,207	56.3%
Not subject to discretionary withdrawal	10,293	10.9%

Total annuity reserves, deposit fund liabilities and separate account liabilities before reinsurance	94,543	100.0%

Less reinsurance ceded	—

Net annuity reserves, deposit fund liabilities and separate account liabilities	$94,543

Included in the above table is $1,163,797 in supplementary contracts with life contingencies and not included is $79,900 of separate account liabilities.

For the year ended 2010, premium under individual and group life participating policies were $12,136,879 or 97.5% of total individual and group life direct premium. The company paid dividends in amount of $340,828 to policyholders and did not allocate any income to such policyholders.

Separate accounts held by Federal Life relate to individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. The assets in the accounts carried at fair value are mutual funds.

Note 11 —	Concentrations

Federal Life maintains cash and cash equivalent balances at several financial institutions. Accounts are insured up to $250,000 in both 2010 and 2009, per depositor by the Federal Deposit Insurance Corporation (FDIC). Cash balances in excess of insured amounts totaled $3,110,161 and $6,238,712 as of December 31, 2010 and 2009, respectively.

Federal Life’s investment portfolio consists of debt and equity securities as of December 31, 2010 and 2009. The debt securities are comprised primarily of U.S. government obligations, corporate securities and mortgage-backed securities. The equity securities consist primarily of two sectors of the economy: financial companies (banks, trusts and insurance companies) and industrial companies. As of December 31, 2010 and 2009, approximately 66% and 64% of Federal Life’s equity portfolio is made up of investments in banks, trusts and insurance companies, primarily due to Federal Life’s investment in RREEF America Reit II, Inc.

Note 12 —	Separate Accounts

All of the separate and variable accounts held by Federal Life relate to individual and group variable annuities of a nonguaranteed return nature. Vanguard is the sole custodian and fund manager for the closed block of separate account assets. UMB is the custodian and Federal Life Trust is the fund manager for the

26

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

open block of separate account assets. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Nonguaranteed
Separate
Accounts
(In thousands)

Premiums, considerations or deposits for the year ended December 31, 2010	$50

Reserves as of December 31, 2010:
For accounts with assets at:
Market value	20,690
Amortized cost	—

Total reserves	$20,690

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—
At book value without MV adjustment and with current surrender charge of 5% or more	—
At market value	20,690
At book value without MV adjustment and with current surrender charge of less than 5%	—

Subtotal	20,690
Not subject to discretionary withdrawal	—

Total	$20,690

Reconciliation of Net Transfers To (From) Separate Accounts
1.	Transfers as reported in the Summary of Operations of the Separate Accounts Statement
	Transfers to separate accounts	$50,000
	Transfers from separate accounts	(1,715,345)

	Net transfers to (from) separate accounts	$(1,665,345)

2.	Reconciling Adjustments Payments on net policyholder surrender and fund withdrawals	$512,115
	Payments on supplementary contracts	41,770
	Exchange purchases recorded as annuity benefits on the Life, Accident and Health Annual Statement	(50,000)
3.	Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$(1,161,460)

27

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 13 —	Contingencies

Federal Life has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to its business. Federal Life believes that such suits are substantially without merit and that valid defenses exist. Management and general counsel are of the opinion that such litigation will not have a material adverse effect on Federal Life’s financial position or results of operations.

During 2010 and 2009, Federal Life received information from the National Organization of Life and Health Insurance Guaranty Associations regarding insolvencies of various insurance companies. It is expected that these insolvencies will result in future guaranty fund assessments against Federal Life of approximately $171,000 and $206,000, respectively. These amounts have been accrued as of December 31, 2010 and 2009.

28

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2010

Investment Income Earned
U.S. government bonds	$1,077,162
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	8,263,979
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	314,715
Common stocks of affiliates	571,000
Mortgage loans	—
Real estate	775,928
Contract loans	714,114
Cash, cash equivalents and short-term investments	11,936
Derivative instruments	—
Other invested assets	—
Amortization of IMR	152,012
Aggregate write-ins for investment income	1,389

Gross Investment Income	$11,882,235

Real Estate Owned (Book value, less encumbrances)	$2,159,264

Mortgage Loans (Book value)
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	—

Total Mortgage Loans	$—

Mortgage Loans by Standing (Book value)
Good standing	$—

Good standing with restructured terms	$—

Interest overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

Other Long-Term Assets (Statement value)	$—

Collateral Loans	$—

See independent auditor’s report regarding supplemental information.

29

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2010 — (Continued)

Bonds and Stocks of Parents, Subsidiaries and Affiliates (book value)
Bonds	$—

Preferred Stocks	$—

Common stocks	$805,192

Bonds and Short-Terms investments by Class and Maturity
Bonds and short-term investments by maturity (statement value)
Due with one year or less	$17,706,957
Over one year through five years	66,004,132
Over five years through 10 years	68,104,250
Over 10 years through 20 years	10,790,599
Over 20 years	654,591

Total by Maturity	$163,260,529

Bonds and short-term investments by class (statement value)
Class 1	$111,972,175
Class 2	40,262,641
Class 3	6,705,283
Class 4	2,466,043
Class 5	1,103,529
Class 6	750,858

Total by class	$163,260,529

Total Bonds Publicly Traded	$160,998,589

Total Bonds Privately Placed	$2,261,940

Preferred stocks (statement value)	$—

Common Stocks (market value)	$12,865,210

Short-Term Investments (book value)	$2,603,789

Options, Caps and Floors Owned (statement value)	$—

Options, Caps and Floors Written and In Force (statement value)	$—

Collar, Swap and Forward Agreements Open (statement value)	$—

Futures Contract Open (current value)	$—

Cash on Deposit	$882,723

See independent auditor’s report regarding supplemental information.

30

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2010 — (Continued)

Life Insurance In Force
Industrial	$—

Ordinary	$1,751,985,000

Credit life	$—

Group life	$3,299,412,000

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$133,209,000
Life Insurance Policies with Disability Provisions In Force
Industrial	$—

Ordinary	$168,801,000

Credit life	$—

Group life	$—

Supplementary Contracts In Force
Ordinary — Not involving life contingencies
Amount on deposit	$224,774

Amounts of income payable	$164,309

Ordinary — Involving life contingencies
Amounts of income payable	$157,864

Group — Not involving life contingencies
Amount on deposit	$—

Amounts of income payable	$—

Group — Involving life contingencies

Amounts of income payable	$—

Annuities
Ordinary
Immediate — Amount of income payable	$112,526

Deferred — Fully paid account balance	$10,964,531

Deferred — Not fully paid account balance	$—

Group
Amount of income payable	$803,411

Fully paid account balance	$46,498,985

Not fully paid account balance	$—

See independent auditor’s report regarding supplemental information.

31

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2010 — (Continued)

Accident and Health Insurance — Premiums In Force
Ordinary	$254,407

Group	$17,480

Credit	$—

Deposit Funds and Dividend Accumulations
Deposit funds — Account balance	$8,312

Dividend accumulations — Account balance	$9,159,074

Claim Payments
Group accident and health
2010	$11,500

2009	$5,500

2008	$3,000

2007	$—

2006	$—

2005	$—

Prior	$—

Other accident and health
2010	$271,500

2009	$87,000

2008	$67,000

2007	$54,000

2006	$14,500

2005	$4,500

Prior	$—

Other coverages that use development methods to calculate claims reserves
2010	$—

2009	$—

2008	$—

2007	$—

2006	$—

Prior	$—

See independent auditor’s report regarding supplemental information.

32

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2010

1.	Total admitted assets, excluding Separate Accounts:	$199,252,073
2.	Ten largest exposures to a single issuer/borrower/investment:

			Percentage of Total
	Issuer	Amount	Admitted Assets

2.01	RREEF American Reit II Inc	$4,278,540	2.147%
2.02	FLIC VA Portfolios	$4,215,327	2.116%
2.03	MALT 2004-12 5A6	$1,983,352	0.995%
2.04	RAST 2004-A9 A10	$1,802,658	0.905%
2.05	GMACM 2004-J2A11	$1,625,172	0.816%
2.06	CSFB 2004-4 1A7	$1,397,757	0.702%
2.07	CMSI 2004-9 1A6	$1,198,956	0.602%
2.08	MSM 2004-3 2A6	$1,101,424	0.553%
2.09	MSC 2007 1Q16 A4	$1,070,106	0.537%
2.10	Key Bank NA	$1,025,354	0.515%

3. Total admitted assets held in bonds and preferred stocks by NAIC rating:

					Preferred
	Bonds	1	2		Stocks	3	4

3.01	NAIC-1	$111,972,175	56.196%	3.07	P/RP-1	$—	0.000%
3.02	NAIC-2	$40,262,641	20.207%	3.08	P/RP-2	$—	0.000%
3.03	NAIC-3	$6,705,283	3.365%	3.09	P/RP-3	$—	0.000%
3.04	NAIC-4	$2,466,043	1.238%	3.10	P/RP-4	$—	0.000%
3.05	NAIC-5	$1,103,529	0.554%	3.11	P/RP-5	$—	0.000%
3.06	NAIC-6	$750,858	0.377%	3.12	P/RP-6	$—	0.000%

4. Admitted assets held in foreign investments and unhedged currency exposure:

4.01	Are assets held in foreign investments less than 2.5%
	of the reporting entity’s total admitted assets?		No
4.02	Total admitted assets held in foreign investments	$6,480,077	3.252%
4.03	Foreign currency denominated investments	$—	0.000%
4.04	Insurance liabilities denominated in that same
	foreign currency	$—	0.000%

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

5.01	Countries rated NAIC-1	$6,480,077	3.252%
5.02	Countries rated NAIC-2	$—	0.000%
5.03	Countries rated NAIC-3 or below	$—	0.000%

See independent auditor’s report regarding supplemental information.

33

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2010 — (Continued)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
6.01	Country: United Kingdom	$2,022,034	1.015%
6.02	Country: Norway	$1,002,608	0.503%

Countries rated NAIC-2:
6.03	Country:	$—	0.000%
6.04	Country:	$—	0.000%

Countries rated NAIC-3 or below:
6.05	Country:	$—	0.000%
6.06	Country:	$—	0.000%

7. Aggregate unhedged foreign currency exposure:

$—	0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

8.01	Countries rated NAIC-1	$—	0.000%
8.02	Countries rated NAIC-2	$—	0.000%
8.03	Countries rated NAIC-3 or below	$—	0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
9.01	Country:	$—	0.000%
9.02	Country:	$—	0.000%

Countries rated NAIC-2:
9.03	Country:	$—	0.000%
9.04	Country:	$—	0.000%

Countries rated NAIC-3 or below:
9.05	Country:	$—	0.000%
9.06	Country:	$—	0.000%

See independent auditor’s report regarding supplemental information.

34

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2010 — (Continued)

10. Ten largest nonsovereign foreign issues:

	NAIC Rating

10.01	Royal BK Scotland Group	$1,022,461	0.513%
10.02	Yara International ASA	$1,002,608	0.503%
10.03	Alcan Inc	$999,573	0.502%
10.04	Novartis	$995,746	0.500%
10.05	Anheuser Busch Co	$981,188	0.492%
10.06	New Plan Excel Realty	$497,945	0.250%
10.07	Nokia Corp	$494,737	0.248%
10.08	Barrick Australia	$249,098	0.125%
10.09	Stena AB	$236,721	0.119%
10.10			0.000%

11. Assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of
	the reporting entity’s total admitted assets?		Yes
11.02	Total admitted assets held in Canadian investments	$—	0.000%
11.03	Canadian currency-denominated investments	$—	0.000%
11.04	Canadian-denominated insurance liabilities	$—	0.000%
11.05	Unhedged Canadian currency exposure	$—	0.000%

12. There were no admitted assets held in investments with contractual sales restrictions.

13. Admitted assets held in the largest ten equity interests:

	Investment Category

13.01	RREEF America Reit II inc	$4,278,540	2.100%
13.02	FLIC VA Portfolios	$4,215,327	2.100%
13.03	Americana Realty Company	$537,590	0.300%
13.04	FLC Mortgage Company	$229,805	0.000%
13.05	Hologic Inc.	$99,746	0.000%
13.06	McGraw-Hill Companies, Inc.	$98,307	0.000%
13.07	Fulton Financial Corporation	$94,094	0.000%
13.08	American Financial Group Inc.	$96,641	0.000%
13.09	TD Ameritrade Holding Corp	$93,051	0.000%
13.10	Molex Inc	$86,802	0.000%

14. There were no admitted assets held in nonaffiliated, privately placed equities that exceeded 2.5% of Federal Life’s total admitted assets.

15. There were no admitted assets held in general partnership interests that exceeded 2.5% of Federal Life’s total admitted assets.

16. Amount of admitted assets in mortgage loans: None

See independent auditor’s report regarding supplemental information.

35

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2010 — (Continued)

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value	Residential		Commercial		Agricultural

17.01	above 95%	$—	0.000%	$—	0.000%	$—	0.000%
17.02	91% to 95%	$—	0.000%	$—	0.000%	$—	0.000%
17.03	81% to 90%	$—	0.000%	$—	0.000%	$—	0.000%
17.04	71% to 80%	$—	0.000%	$—	0.000%	$—	0.000%
17.05	below 70%	$—	0.000%	$—	0.000%	$—	0.000%
17.06	Construction loans					$—	0.000%
17.07	Mortgage loans over 90 days past due					$—	0.000%
17.08	Mortgage loans in the process of foreclosure					$—	0.000%
17.09	Mortgage loans foreclosed					$—	0.000%
17.10	Restructured mortgage loans					$—	0.000%

18. There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Annual Statement Schedule A.

19. There were no assets held in mezzanine real estate loans.

20. Total admitted assets subject to the following types of agreements:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

20.01	Securities lending (do not include asset held as collateral for such transactions)	$—	0.000%	$—	$—	$—
20.02	Repurchase agreements	$—	0.000%	$—	$—	$—
20.03	Reverse repurchase agreements	$—	0.000%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	0.000%	$—	$—	$—
20.05	Dollar reverse repurchase
	agreements	$—	0.000%	$—	$—	$—

21. Warrants not attached to other financial instruments, options, caps and floors: NONE

22. Potential exposure for collars, swaps and forwards:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

22.01	Hedging	$—	0.000%	$—	$—	$—
22.02	Income generation	$—	0.000%	$—	$—	$—
22.03	Replications	$—	0.000%	$—	$—	$—
22.04	Other	$—	0.000%	$—	$—	$—

See independent auditor’s report regarding supplemental information.

36

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2010 — (Continued)

23. Potential exposure for futures contracts:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

23.01	Hedging	$—	0.000%	$—	$—	$—
23.02	Income generation	$—	0.000%	$—	$—	$—
23.03	Replications	$—	0.000%	$—	$—	$—
23.04	Other	$—	0.000%	$—	$—	$—

See independent auditor’s report regarding supplemental information.

37

Federal Life Insurance Company (Mutual)

Supplemental Summary of Investment Schedule
December 31, 2010

				Admitted Assets as
		Gross Investment		Reported in the
		Holdings		Annual Statement
		1	2	3	4
	Investment Categories	Amount	Percentage	Amount	Percentage

1.0 Bonds:
1.1	U.S. Treasury securities	$6,595,110	3.4%	$6,595,110	3.4%
1.2	U.S. government agency and corporate obligations (excluding mortgage-backed securities):
	1.21 Issued by U.S. government agencies		0.0%	—	0.0%
	1.22 Issued by U.S. government sponsored agencies	7,995,973	4.2%	7,995,973	4.2%
1.3	Foreign government (including Canada, excluding mortgage-backed securities)		0.0%	—	0.0%
1.4	Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
	1.41 States, territories and possessions general obligations		0.0%	—	0.0%
	1.42 Political subdivisions of states, territories and possessions and political subdivisions general obligations		0.0%	—	0.0%
	1.43 Revenue and assessment obligations		0.0%	—	0.0%
	1.44 Industrial development and similar obligations		0.0%	—	0.0%
1.5	Mortgage-backed securities (includes residential and commercial MBS):
	1.51 Pass-through securities:
	1.511 Guaranteed by GNMA		0.0%	—	0.0%
	1.512 Issued by FNMA and FHLMC	359,820	0.2%	359,820	0.2%
	1.513 Privately issued	2,139,983	1.1%	2,139,983	1.1%
	1.52 CMOs and REMICs:
	1.521 Issued by FNMA and FHLMC	33,594,889	17.5%	33,594,889	17.5%
	1.522 Privately issued and collateralized by MBS issued or guaranteed by GNMA, FNMA, or FHLMC		0.0%	—	0.0%
	1.523 All other privately issued	26,149,826	13.6%	26,149,826	13.6%
2.0 Other debt and other fixed income securities (excluding short term):
2.1	Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	77,227,994	40.2%	77,227,994	40.2%
2.2	Unaffiliated foreign securities	9,196,935	4.8%	9,196,935	4.8%
2.3	Affiliated securities		0.0%	—	0.0%

See independent auditor’s report regarding supplemental information.

38

Federal Life Insurance Company (Mutual)

Supplemental Summary of Investment Schedule
December 31, 2010 — (Continued)

				Admitted Assets as
		Gross Investment		Reported in the
		Holdings		Annual Statement
		1	2	3	4
	Investment Categories	Amount	Percentage	Amount	Percentage

3.0 Equity interests:
3.1	Investments in mutual funds	4,215,327	2.2%	4,215,327	2.2%
3.2	Preferred stocks:
	3.21 Affiliated		0.0%	—	0.0%
	3.22 Unaffiliated		0.0%	—	0.0%
3.3	Publicly traded equity securities (excluding preferred stocks):
	3.31 Affiliated		0.0%	—	0.0%
	3.32 Unaffiliated	3,491,051	1.8%	3,491,051	1.8%
3.4	Other equity securities:
	3.41 Affiliated	805,192	0.4%	805,192	0.4%
	3.42 Unaffiliated	4,353,640	2.3%	4,353,640	2.3%
3.5	Other equity interests including tangible personal property under lease:
	3.51 Affiliated		0.0%	—	0.0%
	3.52 Unaffiliated		0.0%	—	0.0%
4.0 Mortgage loans:
4.1	Construction and land development		0.0%	—	0.0%
4.2	Agricultural		0.0%	—	0.0%
4.3	Single family residential properties		0.0%	—	0.0%
4.4	Multifamily residential properties		0.0%	—	0.0%
4.5	Commercial loans		0.0%	—	0.0%
4.6	Mezzanine real estate loans		0.0%	—	0.0%
5.0 Real estate investments:
5.1	Property occupied by company	2,159,264	1.1%	2,159,264	1.1%
5.2	Property held for production of income (includes $ of property acquired in satisfaction of debt)		0.0%	—	0.0%
5.3	Property held for sale ($ including property acquired in satisfaction of debt)		0.0%	—	0.0%
6.0	Policy loans	10,376,231	5.4%	10,376,231	5.4%
7.0	Receivables for securities	27,276	0.0%	27,276	0.0%
8.0	Cash and short-term investments	3,490,577	1.8%	3,490,577	1.8%
9.0	Other invested assets		0.0%	—	0.0%

10.0	Total invested assets	$192,179,088	100%	$192,179,088	100%

See independent auditor’s report regarding supplemental information.

39

Federal Life Insurance Company (Mutual)

Note to Supplemental Schedule of Selected Financial Data
December 31, 2010

Basis of Presentation

The accompanying schedule presents selected statutory financial data as of December 31, 2010, and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audit Report Section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, and agrees to or is included in the amounts reported in Federal Life’s 2010 Statutory Annual Statement as filed with the Illinois Department of Insurance.

See independent auditor’s report regarding supplemental information.

40

Federal Life Insurance Company
(Mutual)

Statutory Financial Statements for the
Years Ended December 31, 2009 and 2008

Blackman Kallick, LLP
10 South Riverside Plaza
9th Floor
Chicago, IL 60606

Federal Life Insurance Company (Mutual)

Years Ended December 31, 2009 and 2008

C o n t e n t s

Blackman Kallick, LLP
10 South Riverside Plaza
9th Floor
Chicago, IL 60606

Phone     312-207-1040
Fax       312-207-1066

Independent Auditor’s Report

Board of Directors
Federal Life Insurance Company (Mutual)
Riverwoods, Illinois

We have audited the accompanying statutory statements of admitted assets, liabilities and policyowners’ surplus of Federal Life Insurance Company (Mutual) as of December 31, 2009 and 2008, and the related statutory statements of operations, change in policyowners’ surplus and cash flow for the years then ended. These statutory financial statements are the responsibility of Federal Life’s management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Federal Life’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statutory financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the statutory financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Financial and Professional Regulation — Division of Insurance of the State of Illinois (statutory accounting practices), which practices differ from accounting principles generally accepted in the United States of America. The effects on the statutory financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Federal Life Insurance Company (Mutual) as of December 31, 2009 and 2008, or the results of its operations and its cash flow for the years then ended.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and policyowners’ surplus of Federal Life Insurance Company (Mutual) as of December 31, 2009 and 2008, and the results of its operations and its cash flow for the years then ended on the basis of accounting described in Note 1.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplemental information in Schedules 1, 2 and 3 is presented for the purpose of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

April 26, 2010

Statutory Statements of Admitted
Assets, Liabilities and Policyowners’ Surplus Follow

Exhibit A

Federal Life Insurance Company (Mutual)

Statutory Statements of Admitted Assets, Liabilities and Policyowners’ Surplus
December 31, 2009 and 2008

	2009	2008

Admitted Assets
Cash and Investments
Bonds (Note 2)	$162,757,344	$165,636,009
Common stocks (Note 2)	9,670,514	9,550,304
Investments in unconsolidated subsidiaries (Note 3)	798,253	791,136
Home office properties (Note 2)	2,319,704	2,440,028
Cash and short-term investments (Note 2)	6,627,058	4,955,613
Policy loans (Note 2)	10,190,333	10,154,370
Receivable for securities sold	—	511,311

Total Cash and Investments	192,363,206	194,038,771
Accrued Investment Income	2,091,839	2,240,113
Premiums Deferred and Uncollected	4,164,030	4,132,338
Federal Income Taxes Recoverable	1,180	1,180
Net Deferred Tax Asset (Note 4)	507,627	509,857
Electronic Data-Processing Equipment	26,560	63,475
Miscellaneous	8,305	24,735
Separate Account Assets (Note 12)	20,204,468	18,082,304

Total Admitted Assets	$219,367,215	$219,092,773

Liabilities and Policyowners’ Surplus
Liabilities
Policy reserves (Note 10)
Life	$94,651,704	$95,149,608
Annuity	62,016,094	60,313,813
Accident and health	991,682	977,870
Deposit-type contracts	10,380,642	10,520,984

Total Policy Reserves	168,040,122	166,962,275
Policy and contract claims	2,392,871	2,370,511
Accrued expenses and other liabilities	2,360,102	1,084,385
Interest maintenance reserve	566,893	586,194
Asset valuation reserve	173,979	183,002
Separate account liabilities (Note 12)	20,204,468	18,082,304

Total Liabilities	193,738,435	189,268,671

Policyowners’ Surplus
Special surplus funds	400,000	400,000
Unassigned funds (Note 6)	25,228,780	29,424,102

Total Policyowners’ Surplus	25,628,780	29,824,102

Total Liabilities and Policyowners’ Surplus	$219,367,215	$219,092,773

The accompanying notes are an integral part of the statutory financial statements.

Exhibit B

Federal Life Insurance Company (Mutual)

Statutory Statements of Operations
Years Ended December 31, 2009 and 2008

	2009	2008

Premiums and Other Revenues
Premiums
Life	$17,352,367	$17,173,102
Annuity	5,216,439	3,108,244
Accident and health	315,457	357,438

Total Premiums	22,884,263	20,638,784

Other revenues
Net investment income (Note 2)	11,199,633	11,866,684
Other	211,112	280,518

Total Other Revenues	11,410,745	12,147,202

Total Premiums and Other Revenues	34,295,008	32,785,986

Benefits Paid or Provided
Life	14,107,406	13,487,844
Annuity	7,414,017	6,689,613
Accident and health	305,107	299,804
Interest and adjustments on policy or deposit-type contract funds	337,024	448,938
Other benefits	141,240	146,157
Increase in policy reserves	1,218,189	936,843

Total Benefits Paid or Provided	23,522,983	22,009,199

Insurance Expense
Commissions	1,923,182	1,662,794
General insurance expenses	10,515,136	10,271,085
Net transfers from separate account	(907,290)	(1,595,422)
Other	862,280	908,738

Total Insurance Expense	12,393,308	11,247,195

Loss from Operations Before Dividends to Policyowners, Federal Income Tax Benefit and Net Realized Investment Losses	(1,621,283)	(470,408)
Dividends to Policyowners	341,505	518,050

Loss from Operations Before Federal Income Tax Benefit and Net Realized Investment Losses	(1,962,788)	(988,458)
Federal Income Tax Benefit (Note 4)	273,798	457,032

Loss from Operations Before Net Realized Investment Losses	(1,688,990)	(531,426)
Net Realized Investment Losses, Less Amounts Transferred to Interest Maintenance Reserve (Note 2)	(4,389,532)	(2,089,629)

Net Loss	$(6,078,522)	$(2,621,055)

The accompanying notes are an integral part of the statutory financial statements.

Exhibit C

Federal Life Insurance Company (Mutual)

Statutory Statements of Changes in Policyowners’ Surplus
Years Ended December 31, 2009 and 2008

	Special	Unassigned
	Surplus Funds	Funds	Total

Balance, December 31, 2007	$400,000	$32,573,480	$32,973,480
Net loss	—	(2,621,055)	(2,621,055)
Change in net unrealized investment losses	—	(2,338,099)	(2,338,099)
Change in deferred income tax	—	2,422,306	2,422,306
Change in nonadmitted assets	—	(3,199,785)	(3,199,785)
Change in asset valuation reserve	—	2,587,255	2,587,255

Balance, December 31, 2008	400,000	29,424,102	29,824,102
Net loss	—	(6,078,522)	(6,078,522)
Change in net unrealized investment gains	—	1,863,531	1,863,531
Change in deferred income tax	—	1,150,667	1,150,667
Change in nonadmitted assets	—	(81,125)	(81,125)
Change in asset valuation reserve	—	9,023	9,023
Prior period adjustment	—	(1,058,896)	(1,058,896)

Balance, December 31, 2009	$400,000	$25,228,780	$25,628,780

The accompanying notes are an integral part of the statutory financial statements.

Exhibit D

Federal Life Insurance Company (Mutual)

Statutory Statements of Cash Flow
Years Ended December 31, 2009 and 2008

	2009	2008

Operating Activities
Premiums collected	$22,854,397	$20,633,825
Investment income received	11,233,152	11,884,376
Insurance benefits paid	(22,260,201)	(21,091,619)
Dividends paid to policyowners	(360,678)	(553,248)
Commissions, general insurance expenses and other deductions	(13,172,547)	(12,721,244)
Federal income taxes refunded	273,798	457,031
Miscellaneous income	210,703	280,520
Net transfers from separate account	907,290	1,595,422

Net Cash (Used in) Provided by Operating Activities	(314,086)	485,063

Investing Activities
Sale, maturity or repayment of investments
Bonds	24,793,729	17,284,301
Stocks	4,506,888	3,214,112
Real estate		488,315
Other	1,511,312	—
Purchase of investments
Bonds	(23,746,028)	(14,847,262)
Stocks	(5,025,997)	(3,937,403)
Other	—	(555,125)
Real estate	(57,242)	(87,969)
(Increase) decrease in policy loans	(35,960)	531,296

Net Cash Provided by Investing Activities	1,946,702	2,090,265

Financing Activities and Miscellaneous Sources
Net withdrawals on deposit-type contracts and other insurance liabilities	(140,344)	(156,199)
Other cash applied	179,173	(785,180)

Net Cash Provided by (Used in ) Financing Activities and Miscellaneous Sources	38,829	(941,379)

Net Increase in Cash and Short-Term Investments	1,671,445	1,633,949
Cash and Short-Term Investments, Beginning of Year	4,955,613	3,321,664

Cash and Short-Term Investments, End of Year	$6,627,058	$4,955,613

The accompanying notes are an integral part of the statutory financial statements.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements
Years Ended December 31, 2009 and 2008

Note 1 —	Nature of Operations and Significant Accounting Policies

Federal Life Insurance Company (Mutual) (Federal Life) is a mutual life insurance company domiciled in Illinois. Federal Life’s primary business is the sale of various life, accident and health and annuity products through independent agents. Group and individual life insurance make up the majority of Federal Life’s sales. Although Federal Life is licensed to sell its products in 46 states, its primary markets are California, Florida, Illinois and Indiana.

Federal Life has three noninsurance subsidiaries:  Americana Realty Company (Americana), FED Mutual Financial Services, Inc. (FED Mutual), and FLC Mortgage Company (FLC Mortgage).

Basis of Presentation

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (SAP), which differs from accounting principles generally accepted in the United States of America (GAAPUSA).

Certain practices followed by Federal Life differ from GAAPUSA as summarized below:

•	Investments — Investments in bonds are carried at cost or amortized cost. Common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the National Association of Insurance Commissioners (NAIC). GAAPUSA requires that such securities be classified as held-to-maturity, trading or available-for-sale. For GAAPUSA, securities classified as held-to-maturity are carried at cost or amortized cost, and securities classified as trading or available-for-sale are carried at fair value with unrealized gains and losses reported in income for those securities classified as trading and in policyowners’ surplus for those securities classified as available-for-sale.

Fair values of certain investments in bonds are based on values specified by the NAIC rather than on actual or estimated fair values as required by GAAPUSA. Real estate owned and occupied by Federal Life is included in investments rather than reported as an operating asset, and investment income and general expenses include imputed rent for Federal Life’s occupancy.

The Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) were determined by NAIC-prescribed formulas and are reported as liabilities, but do not exist under GAAPUSA. The AVR represents a provision for possible fluctuations in the value of bonds, real estate and other invested assets. Changes in the AVR are charged or credited directly to policyowners’ surplus.

The IMR represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed-income investments, principally bonds. Such gains and losses are amortized into income over the remaining period to maturity based on the seriatim method.

Realized gains and losses are reported in income, net of income taxes and amounts transferred to or from the IMR, rather than on a pretax basis. Changes in admitted investment asset amounts are credited or charged directly to policyowners’ surplus rather than to a separate surplus account.

Beginning in 2009, impairment losses on bonds other than loan-backed and structured securities are recorded in the statement of income under SAP; under GAAPUSA, they are classified in the statement of income and/or as a component of other comprehensive income.

•	Subsidiaries — The accounts and operations of subsidiaries are not consolidated with the accounts and operations of Federal Life. Rather, Federal Life’s investments in unconsolidated wholly owned subsidiaries are carried on the basis of the net assets of the subsidiaries. Undistributed changes in the carrying value of subsidiaries are charged or credited directly to policyowners’ surplus.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

•	Premiums — Revenues for annuity policies with life contingencies consist of premiums received rather than policy charges for annuities, which are period certain.

•	Policy Acquisition Costs — Costs of acquiring new business are expensed when incurred rather than capitalized and amortized over the period of future revenues or gross profits of the related policies.

•	Nonadmitted Assets — Certain assets designated as nonadmitted assets, principally net deferred taxes, furniture and equipment and receivables, not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the statutory balance sheets and changes therein are charged or credited to policyowners’ surplus.

•	Policy Reserves — Certain policy reserves are calculated based on valuation interest and mortality assumptions, which are generally more conservative than assumptions based on estimated expected experience and actual account balances. Life insurance policy reserves are provided for under methods recognized by insurance regulatory authorities using principally the 1941, 1958 and 1980 Commissioners Standard Ordinary mortality tables and assuming interest rates ranging from 2 1/2% to 5 1/2%. Annuity benefit reserves principally represent net premium amounts plus accumulated interest.

•	Reinsurance — The reserves for certain policy and contract liabilities are reported net of reinsured amounts rather than on a gross basis.

•	Income Taxes — Provision for deferred taxes is computed for federal income taxes only and is subject to certain limitations and changes in deferred taxes are reflected in surplus. Under GAAPUSA, deferred taxes are provided for federal and state income taxes subject to a valuation allowance, and certain changes are reflected in operations. Uncertain tax positions could result in a tax liability.

•	Policyowner Dividends — Under GAAPUSA, policyowner dividends are recognized through equity when declared rather than over the term of the related policies. Under SAP, dividends to the policyowners are reserved one year in advance through charges to operations.

•	Comprehensive Income — The statutory statements do not include a statement of comprehensive income.

•	Cash Flow Statement — The statutory statements of cash flow are prepared in accordance with regulatory requirements.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the statutory financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Significant estimates in the statutory financial statements primarily include investment valuation and estimates of policy and claims reserves.

Investments

Bonds are carried at values prescribed by the NAIC. Bonds are carried at values based on categories established by the NAIC that are primarily influenced by credit ratings. Bond values are either at amortized cost or, for lower credit ratings (nonamortizable bonds), at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the scientific method. Single-class and multi-class mortgage-backed securities are stated at amortized cost using the interest method, including anticipated prepayments as of the date of purchase. Prepayment assumptions are obtained from external sources and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. The application of the reporting requirements

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

resulting from NAIC designation (i.e., lower of cost or fair value) is not a substitute for other-than-temporary impairment recognition.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities beginning in 2009, is other than temporary, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value, which are determined to be other-than-temporary, are recorded as realized losses. An impairment is considered to have occurred if it is probable that Federal Life will be unable to collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition. A decline in fair value which is other-than-temporary includes situations where Federal Life has made a decision to sell a bond prior to its maturity at an amount below its carrying value.

If the fair value of a loan-backed or structured security is less than its amortized cost basis as of the balance sheet date, Federal Life assesses whether the impairment is other-than-temporary. If Federal Life does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis, an other-than-temporary impairment is considered to have occurred and an other-than-temporary impairment loss is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value as of the balance sheet date.

If Federal Life has the intent and ability to hold the investment, but does not expect to recover the entire amortized cost basis of the security, an other-than temporary impairment is considered to have occurred. Beginning in 2009, in assessing whether the entire amortized cost basis of the security will be recovered, Federal Life compares the present value of cash flows expected to be collected from the security with the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, an other-than-temporary impairment is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and discounted present value of cash flows expected to be collected.

In periods subsequent to the recognition of an other-than-temporary impairment loss for a loan-backed or structured security, Federal Life accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the other-than-temporary impairment at an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Federal Life continues to estimate the present value of cash flows expected to be collected over the life of the loan-backed or structured security.

Common stocks are generally reported at fair value as determined by the SVO of the NAIC. Unrealized gains and losses on investments in common stocks are credited and charged directly to policyowners’ surplus along with any adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

Realized investment gains and losses are determined on a specific identification basis.

Short-term investments include investments with maturities of less than one year as of the date of acquisition, which are principally comprised of money market accounts.

Home office property is depreciated on a straight-line basis using an estimated useful life of 40 years.

Investment in Unconsolidated Subsidiaries

Federal Life reports each of the following subsidiaries at audited GAAPUSA equity: Americana, FED Mutual and FLC Mortgage.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Americana declared dividends to Federal Life of $473,000 and $909,000 in 2009 and 2008, respectively.

Accrued Investment Income

Accrued investment income is comprised of accrued interest on bonds and dividends declared but not yet received on common stocks in the amounts of $1,957,839 and $2,062,113 as of December 31, 2009 and 2008, respectively, as well as dividends due from unconsolidated subsidiary of $134,000 and $178,000 as of December 31, 2009 and 2008, respectively.

Data-Processing Equipment

The admitted value of Federal Life’s data-processing equipment is limited to 3% of policyowners’ surplus. The admitted portion is reported at cost, less accumulated depreciation with depreciation computed using an accelerated method over useful lives of three years. Accumulated depreciation amounted to $2,447,500 and $2,402,000 as of December 31, 2009 and 2008, respectively.

Recognition of Premium Revenue

Life insurance premiums are recognized as revenue when due. Annuity premiums are recognized as revenue when received. Accident and health premiums are earned pro rata over the terms of the policies.

Policy and Contract Claims

Policy and contract claims represent the estimated ultimate net cost of all reported and unreported claims incurred and unpaid as of December 31. The reserves for unpaid policy and contract claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for policy and contract claims are adequate. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

Separate Account Assets and Liabilities

Separate account assets and liabilities reported in the accompanying statutory financial statements represent funds that are separately administered, principally for annuity contracts, and for which the contract holder, rather than Federal Life, bears the investment risk. Separate account assets consisting of investments in mutual funds are recorded at fair value. Operations for the separate accounts are not included in the accompanying statutory financial statements.

Policy Reserves

Life, annuity and accident and health policy liabilities are developed by actuarial methods and are intended to provide, in the aggregate, reserves that are greater than, or equal to, the minimum or guaranteed policy cash values or the amounts required by law.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Federal Life waives deduction of deferred fractional premiums upon the death of an insured and returns any portion of the final premium beyond the date of death for all contracts that contain this provision. Surrender values are not promised in excess of the legally computed reserves.

Traditional policies issued on substandard lives are charged an extra premium plus the regular gross premium for the true age. The corresponding reserves held on such policies are calculated on the same basis as standard policies with an additional reserve of one half of the annual extra premium charge.

Special Surplus Funds

Special surplus funds are comprised of contributions provided to Federal Life in the organization stage to defray the expenses and meet the minimum surplus requirements at Federal Life’s inception as required to obtain a license to do the business of insurance.

Recent Accounting Pronouncements

In September 2009, the NAIC Statutory Accounting Principles Working Group (SAPWG) issued Statement of Statutory Accounting Principles No. 43R, “Loan-Backed and Structured Securities — Revised” (SSAP 43R), which supersedes SSAP No. 98, “Treatment of Cash Flows when Quantifying Changes in Valuation and Impairments,” an amendment of SSAP 43R, “Loan-Backed and Structured Securities,” as well as paragraph 13 of SSAP 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment.” Federal Life adopted SSAP 43R on September 30, 2009, its effective date, and the adoption did not have any impact on Unassigned Funds.

U.S. generally accepted auditing standards require the consideration of GAAPUSA disclosures in insurance company statutory financial statements when the NAIC has not yet adopted or rejected the disclosures. Because the NAIC did not adopt the fair value provisions of GAAPUSA as of January 1, 2009, Federal Life included the disclosures required by GAAPUSA herein.

In 2009, Federal Life adopted the GAAPUSA guidance for nonrecurring fair value measurements of certain financial assets, which guidance had been previously deferred. The adoption of this guidance had no material effect on Federal Life’s financial condition or results of operations, but did require additional disclosures relating to these financial assets. Federal Life will continue to apply the fair value provisions of GAAPUSA to its statutory financial statements until the NAIC has adopted either GAAPUSA, as amended, or a modified version, suitable for statutory financial statements.

In December 2009, the SAPWG issued Statement of Statutory Accounting Principles No. 100, “Fair Value Measurements” (SSAP 100), which defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value. Federal Life will adopt SSAP 100 on January 1, 2010, its effective date. Federal Life does not anticipate the adoption of this guidance will have a material effect on Federal Life’s financial position and its results of operations.

Prior Period Adjustment

In the prior period Federal Life improperly capitalized expenses, which were included in nonadmitted assets, thereby understating the net loss on the statutory statement of operations. The correction appears in Unassigned Funds for 2009 as required under SAP. The error did not have an effect on 2008 surplus.

Reclassifications

Certain amounts in the 2008 statutory financial statements have been reclassified to conform to the 2009 presentation.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 2 —	Investments

As of December 31, 2009 and 2008, bonds with a carrying value of $2,566,600 and $2,571,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

The cost or amortized cost and fair value of investments in bonds and common stocks as of December 31 are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In thousands)

2009
U.S. government obligations	$20,569	$2,033	$(118)	$22,484
Corporate securities	77,353	3,399	(1,315)	79,437
Mortgage-backed securities	64,835	2,369	(3,607)	63,597

Total Bonds	$162,757	$7,801	$(5,040)	$165,518

Common stocks — Unaffiliated	$9,215	$542	$(86)	$9,671

2008
U.S. government obligations	$19,205	$3,009	$(10)	$22,204
Corporate securities	81,703	810	(10,021)	72,492
Mortgage-backed securities	64,728	845	(4,837)	60,736

Total Bonds	$165,636	$4,664	$(14,868)	$155,432

Common stocks — Unaffiliated	$10,907	$353	$(1,710)	$9,550

The fair value for investments in bonds is determined by the values prescribed by the SVO. Those values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The amortized cost and fair value of bonds as of December 31, 2009 by contractual maturity are as follows. Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
	(In thousands)

Maturity
2010	$10,183	$10,500
2011 — 2015	21,016	21,658
2016 — 2020	50,659	53,080
After 2020	16,064	16,683
Mortgage-backed securities	64,835	63,597

Total	$162,757	$165,518

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The following table analyzes Federal Life’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2009 and 2008:

	Less Than 12 Months		Greater Than 12 Months		Total
	NAIC SVO	Unrealized	NAIC SVO	Unrealized	NAIC SVO	Unrealized
	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss
	(In thousands)

2009
U.S. government obligations	$6,416	$(118)	$—	$—	$6,416	$(118)
Corporate securities	3,361	(90)	14,931	(1,225)	18,292	(1,315)
Mortgage-backed securities	6,868	(862)	10,908	(2,745)	17,776	(3,607)

Total Bonds	$16,645	$(1,070)	$25,839	$(3,970)	$42,484	$(5,040)

Common stocks — Unaffiliated	$1,507	$(52)	$3,474	$(34)	$4,981	$(86)

2008
U.S. government obligations	$990	$(10)	$—	$—	$990	$(10)
Corporate securities	18,213	(2,534)	26,447	(7,487)	44,660	(10,021)
Mortgage-backed securities	3,541	(1,364)	18,279	(3,473)	21,820	(4,837)

Total Bonds	$22,744	$(3,908)	$44,726	$(10,960)	$67,470	$(14,868)

Common stocks — Unaffiliated	$3,042	$(1,502)	$313	$(208)	$3,355	$(1,710)

Included in the previous tables are 182 securities from 176 issuers as of December 31, 2009 and 185 securities from 178 issuers as of December 31, 2008. These securities were included in Federal Life’s regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. To the extent Federal Life determines that a security is deemed to be other-than-temporarily impaired, the difference between the cost of the security and fair value is recorded as a realized loss. If this review indicates a decline in fair value is other-than-temporary, the carrying amount of the investment is written down to its estimated fair value and the amount of the write-down is recorded as a realized loss. The cause of the decline in debt securities, excluding loan-backed and structured securities, was primarily attributable to a rise in market yields caused principally by an extensive widening of credit spreads, which resulted from a lack of market liquidity versus a long-term deterioration in credit quality. Federal Life has certain loan-backed and structured securities that experienced credit deterioration related to adverse conditions in both the residential and commercial real estate markets during 2009. Management took those conditions into consideration while testing these securities for impairment.

As of December 31, 2009 and 2008, 91.8% and 94.5%, respectively, of bonds are rated NAIC Class 1 or 2 and are considered investment grade. Investment grade securities are defined as those securities rated a “1” or “2”, and noninvestment grade securities are defined as “3” through “6” by the Securities Valuation Office of the NAIC.

In determining whether or not an unrealized loss is other-than-temporary, Federal Life considers factors such as: (1) length of time the security has been in an unrealized loss position, (2) size of the unrealized loss, (3) the financial condition of the issuer, (4) other subjective factors, including collateral, concentrations and information obtained from regulators and ratings agencies, (5) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities, and (6) Federal Life’s intent and ability to hold the security to maturity until it recovers in value.

An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments. Federal Life has considered

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

factors (1) — (5) on a security-by-security basis in its evaluation of recoverability of contractual cash flows, as well as its ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity. The cause of the decline in equity securities was primarily attributable to deteriorating worldwide economic conditions and the resulting disruption of the financial markets. For all such common stocks in which the fair value was less than cost as of December 31, 2009, Federal Life believes it has the ability and intent to hold these securities until market price recovery. In determining whether these losses are expected to be temporary, Federal Life considers factors such as: (1) severity of impairment, (2) duration of impairment, and (3) forecasted market price recovery. Federal Life’s assertion to hold until a recovery in value takes into account a view on the estimated recovery horizon in the near term.

Federal Life believes the unrealized loss position is not necessarily predictive of the ultimate performance of these securities, and with respect to fixed maturity securities, it has the ability and intent to hold until the earlier of the recovery in value, or until maturity, and with respect to equity securities, it has the ability and intent to hold until the recovery in value. Evaluations of future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance, changes in collateral valuation, changes in interest rates, and changes in credit spreads. If economic fundamentals and any of the above factors continue to deteriorate, additional other-than-temporary impairments may be incurred in upcoming periods.

Federal Life’s management employs control processes to determine the reasonableness of its bond and common stock portfolios. Federal Life’s processes are designed to confirm that the fair values provided are accurately recorded. These processes primarily include reviews by management and quarterly oversight by the Investment Committee of the Board of Directors.

The following securities were written down in 2009 and 2008 as shown in the following table:

				Amortized
	Amortized	Present Value		Cost After
	Cost Prior to	of Expected	Impairment	Impairment	Fair
Security	Impairment	Cash Flows	Recognized	Recognized	Value

Recognized in 2009
RMBS:
05948KF79	$1,003,651	$477,855	$525,796	$477,855	$479,563
05948KE21	1,006,871	520,242	486,629	520,242	523,321
CMBS:
12513Y-AT-7	268,360	26,807	241,553	26,807	26,807
Corporate Bonds:
92839U-AC-1	250,000	—	242,500	7,500	7,500
003669-AC-2	242,776	—	224,026	18,750	37,813
102183-AK-6	253,693	—	218,068	35,625	61,563
Common Stocks:
749866-10-1	4,959,030	—	1,819,624	3,139,406	3,139,406

Total	$7,984,381		$3,758,196	$4,226,185	$4,275,973

Recognized in 2008
Corporate Bonds:
52517P-VV-0	$756,909		$661,909	$95,000	$95,000
896047-AF-4	242,640		231,390	11,250	11,250
93933W-A4-4	1,011,723		1,011,623	100	100

Total	$2,011,272		$1,904,922	$106,350	$106,350

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

For each loan-backed and structured security in an unrealized loss position, which includes residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), Federal Life assesses whether management with the appropriate authority has made a decision to sell or whether it is more likely than not Federal Life will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is deemed other than temporary and is recorded in earnings.

If Federal Life has not made the decision to sell the security and it is not more likely than not Federal Life will be required to sell the security before recovery of its amortized cost basis, Federal Life evaluates if it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. Federal Life uses its best estimate of future cash flows expected to be collected from the bond discounted at the security’s effective rate, to calculate a recovery value and determine whether a credit loss exists. If Federal Life does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the bond, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other market factors recorded directly to surplus.

The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information is considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to: (1) the financial condition of the issuer, (2) expected defaults and recoveries, (3) the value of underlying collateral, (4) current subordination levels, (5) other credit enhancements and (6) other subjective factors, including concentrations and information obtained from regulators and rating agencies. Federal Life has considered factors (1) — (6) on a security-by-security basis in its evaluation of recoverability of contractual cash flows, as well as its ability and intent to hold the security, including holding the security until the earlier of a recovery in value, or until maturity.

As a result of this analysis, Federal Life identified certain loan-backed securities whose ratings from nationally recognized securities rating organizations had dropped to below investment grade and where the present value of expected cash flows was less than the amortized cost of the security. The impairments recognized in 2009 for RMBS’s and CMBS’s were included as components of net realized investment losses on the statements of operations.

Federal Life evaluates other-than-temporary impairment of bonds, excluding loan-backed and structured securities, by considering expected recoveries in fair value, the time and magnitude of any unrealized losses, assessing the likelihood of continued payments under the terms of the bonds, specific credit events, and determining whether or not management has the intent and ability to hold these bonds until maturity or recovery in fair value. In 2009 and 2008, the impairments recognized in corporate bonds were included in net realized investment losses on the statements of operations.

For equity securities, Federal Life considers various factors, including whether Federal Life has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. In determining whether these losses are expected to be temporary, Federal Life considers factors such as: (1) severity of impairment, (2) duration of impairment, and (3) forecasted market price recovery. Where Federal Life lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security’s decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, Federal Life has contractually retained its decision-making authority as it pertains to selling equity securities that are in an unrealized loss position. In 2009, the impairment recognized for a common stock was included in net realized investment losses on the statements of operations. For all other common stocks in which the fair value was less than cost as of December 31, 2009, Federal Life believes it has the ability and intent to hold these securities until market price recovery.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Federal Life’s management employs control processes to determine the reasonableness of its bond and common stock portfolios. Federal Life’s processes are designed to confirm that the fair values provided are accurately recorded. These processes primarily include reviews by management and quarterly oversight by the Investment Committee of the Board of Directors.

The gross unrealized gains and gross unrealized losses and the cost and carrying value of investments in unconsolidated subsidiaries are summarized as follows:

	2009	2008
	(In thousands)

Cost	$1,221	$1,196
Gross unrealized loss	(423)	(405)

Carrying Value	$798	$791

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2009	2008
	(In thousands)

Income
Bonds	$9,633	$9,715
Common stock (unaffiliated)	251	381
Common stock of subsidiaries	473	909
Policy loans	695	690
Short-term investments	31	100
Amortization of IMR	106	123
Real estate	724	657
Other	5	18

	11,918	12,593
Investment expenses	(718)	(726)

Net Investment Income	$11,200	$11,867

Real estate income and investment expenses include amounts for the occupancy of the home office property of $724,000 $657,000 in 2009 and 2008, respectively.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Net realized investment losses are summarized as follows:

	2009	2008
	(In thousands)

Bonds
Gross gains	$98	$123
Gross losses	(2,214)	(2,050)

	(2,116)	(1,927)

Common stocks — Unaffiliated
Gross gains	513	351
Gross losses	(2,700)	(884)

	(2,187)	(533)

Real estate
Gross gains	—	488

	(4,303)	(1,972)
Realized gains transferred into IMR	87	118

Net realized investment loss	$(4,390)	$(2,090)

Proceeds from sales of investments in bonds during 2009 and 2008 were $5,191,000 and $5,148,000, respectively.

Included in gross losses — bonds above, Federal Life recognized impairment charges of $1,938,572 and $1,904,922 in 2009 and 2008, respectively. Included in gross losses — common stocks above, Federal Life recognized impairment charge of $1,819,684 and $0 in 2009 and 2008, respectively.

The components of home office properties as of December 31 are as follows:

	2009	2008
	(In thousands)

Cost
Land	$405	$405
Building and other	7,657	7,599

	8,062	8,004
Accumulated depreciation	(5,742)	(5,564)

	$2,320	$2,440

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 3 —	Subsidiaries

Combined financial information of Federal Life’s unconsolidated subsidiaries is summarized as follows:

	2009	2008
	(In thousands)

Investments	$925	$986
Other assets	32	49

Total Assets	$957	$1,035

Other liabilities	$159	$244
Policyowners’ equity	798	791

Total Liabilities and Policyowners’ Equity	$957	$1,035

Revenues	$864	$1,584
Expenses	171	203

Net Income	$693	$1,381

Note 4 —	Federal Income Taxes

The components of the net deferred tax asset as of December 31 are as follows:

	December 31, 2009			December 31, 2008
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In thousands)

Total gross deferred tax assets	$9,592	$242	$9,834	$7,756	$811	$8,567
Total gross deferred tax liabilities	924	211	1,135	851	136	987

Net deferred tax asset (liability)			8,699			7,580
Deferred tax assets nonadmitted			(8,191)			(7,070)

Net admitted deferred tax asset			$508			$510

Increase in nonadmitted asset			$(1,121)			$(2,417)

Federal Life has elected not to admit additional deferred tax assets pursuant to SSAP 10-R, paragraph 10e. The current period election does not differ from 2008. Federal Life has no recovery available through loss carrybacks for 2009 or 2008, respectively.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The amount of each result or component of the calculation, by tax character, of paragraphs 10a., 10bi., 10bii. and 10c.of SSAP 10R is as follows:

	December 31, 2009			December 31, 2008
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In thousands)

Recovered through loss carry backs (10a)	$—	$—	$—	$—	$—	$—
Lesser of:
Expected to be recognized in one year (10bi)	508	—	508	510	—	510
10% of adjusted capital and surplus (10bii)			2,598			3,019
Adjusted gross deferred tax assets offsetting existing deferred tax liabilities (10c)	924	211	1,135	851	136	987
Risk-based capital level
Total adjusted capital			25,975			30,188
Authorized control level			3,553			3,161

The following amounts resulting from the calculations in paragraphs 10a., 10b. and 10c.of SSAP 10R are as follows:

	2009	2008
	(In thousands)

Admitted deferred tax assets	$508	$510
Admitted assets	219,367	219,093
Statutory surplus	25,629	29,824
Total adjusted capital	25,975	30,188

The provision for income taxes incurred on earnings for the years ended December 31 are as follows:

	2009	2008
	(In thousands)

Federal	$(274)	$(457)
Foreign	—	—
Realized capital gains	—	—

Federal and foreign income taxes incurred	$(274)	$(457)

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	2009	2008
	(In thousands)

Deferred Tax Asset
Policy reserves	$2,470	$2,508
OLD carryforward	3,626	2,782
Deferred acquisition costs	844	870
Commission advances	199	219
Policy dividends payable	117	123
Impairments of invested assets	1,278	648
Unrealized capital losses	242	811
Interest maintenance reserve	193	199
Other	865	407

Total deferred tax assets	9,834	8,567

Nonadmitted deferred tax assets	(8,191)	(7,070)

Admitted deferred tax assets	1,643	1,497

Deferred Tax Liability
Fixed assets	434	472
Unrealized capital gains	211	136
Amortized discount on bonds	287	291
Other	203	88

Total deferred tax liabilities	1,135	987

Net admitted deferred tax assets	$508	$510

The change in net deferred income taxes is comprised of the following:

	2009	2008	Change
	(In thousands)

Total deferred tax assets	$9,834	$8,567	$1,267
Total deferred tax liabilities	1,135	987	148

Net deferred tax asset	8,699	7,580	1,119
Tax effect of unrealized loss			31

Change in net deferred income tax			$1,150

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The significant items causing a difference between the statutory federal income tax rate and Federal Life’s effective income tax rates are as follows:

		Effective
	2009	Tax Rate
	(In thousands)

Provision computed at statutory rate	$(1,816)	(34.00)%
Dividends received deduction	(188)	(3.52)%
Nondeductible meals and contributions	80	1.50%
Nonadmitted assets	353	6.61%
Other	(26)	(.49)%
True-up	173	3.24%

Total	$(1,424)	(26.66)%

		Effective
	2009	Tax Rate
	(In thousands)

Federal and foreign incurred	$(274)	5.13%
Current taxes on realized capital gains	—	—%
Change in net deferred income taxes	(1,150)	21.53%

Total statutory income taxes	$(1,424)	26.66%

Federal Life had no income tax expense for 2009 and 2008 that is available for recoupment in the event of future net losses.

Federal Life’s federal income tax return is consolidated with the following entities: Americana Realty Company, FED Mutual Financial Services, Inc., and FLC Mortgage Company.

The income tax expense is principally based on a separate return calculation. A benefit is provided to subsidiaries with tax losses. Federal Life has an operating loss carryforward of $7,908,560, which will expire during years 2018-2024.

Note 5 —	Nonadmitted Assets

Federal Life had the following nonadmitted assets as of December 31:

	2009	2008

Uncollected premiums	$13,000	$13,000
Net deferred tax asset	8,191,490	7,069,593
Furniture and equipment	48,678	56,537
Healthcare and other amounts receivable	586,453	643,993
Suspense accounts	204,365	1,179,738

Total	$9,043,986	$8,962,861

Note 6 —	Policyowners’ Surplus

Under Illinois insurance regulations, Federal Life is required to maintain minimum policyowners’ surplus of $1,500,000. As of December 31, 2009, Federal Life’s policyowners’ surplus exceeds the minimum required policyowners’ surplus under Illinois regulations and the NAIC risk-based capital requirements.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 7 —	Reinsurance

Federal Life reinsures a portion of its life and health risk with other insurance companies to minimize its exposure to loss on certain business. Reinsurance assumed has increased premiums by $5,167,000 and $4,382,000 in 2009 and 2008, respectively, while reinsurance ceded has decreased premiums by $229,000 and $289,000 in 2009 and 2008, respectively. Federal Life’s reserves are net of reinsurance credits of $351,000 and $463,000 as of December 31, 2009 and 2008, respectively, relating to insurance ceded. To the extent that any reinsuring companies are unable to meet obligations under the reinsurance agreements, Federal Life would remain liable.

Note 8 —	Benefit Plans

Federal Life has a qualified defined-contribution plan covering substantially all employees. Employees may contribute up to 10% of their total pretax cash compensation. Federal Life matches employee contributions up to 3% of cash compensation at the time of the contribution. Federal Life may match employee contributions up to an additional 3% of cash compensation at the end of the year. Federal Life has always made the discretionary matching contributions. Federal Life contributed $259,000 and $283,000 in 2009 and 2008, respectively.

Note 9 —	Fair Values of Financial Instruments

The following methods and assumptions were used by Federal Life in estimating its fair value disclosures for financial instruments:

Cash, Accrued Investment Income and Short-Term Investments

The carrying amounts reported in the statutory statements of admitted assets, liabilities and policyowners’ surplus for these instruments approximate their fair values.

Investment Securities

Fair values for bonds and common stocks are based on market values prescribed by the SVO. For bonds not actively traded, fair values represent amortized cost.

Policy Loans

The fair values of policy loans are estimated using discounted cash flow analysis at the current AA corporate bond interest rate over a five-year period that Federal Life estimates would be obtained if the policy loans were sold to a financial institution.

Investment-Type Insurance Contracts

Fair values for liabilities under investment-type insurance contracts are equal to the cash surrender values of the contracts.

Dividend Accumulations

The fair value for dividend accumulations are equal to the amount of dividends payable on demand as of the reporting date and are recognized in the statutory statements of admitted assets, liabilities and policyowners’ surplus.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Summary of Fair Values

The carrying amounts and fair values of certain of Federal Life’s financial instruments as of December 31 are as follows:

	2009		2008
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
		(In thousands)

Assets
Bonds	$162,757	$165,518	$165,636	$155,432
Common stocks	9,671	9,671	9,550	9,550
Policy loans	10,190	10,190	10,154	10,154
Cash, accrued investment income and short-term investments	8,719	8,719	7,196	7,196
Separate account assets	20,204	20,204	18,082	18,082
Liabilities
Individual and group annuities	52,701	52,251	50,916	50,594
Supplementary contracts without life contingencies	811	811	644	644
Dividend accumulations	9,562	9,562	9,802	9,802
Separate account liabilities	20,204	20,204	18,082	18,082

The carrying amounts of individual and group annuities and supplementary contracts without life contingencies are components of policy reserves-annuity in liabilities on the statutory statement of admitted assets, liabilities and policyowners’ surplus. The carrying amount of dividend accumulations is a component of policy reserves-deposit-type contracts in liabilities on the statutory statement of admitted assets, liabilities and policyowners’ surplus.

Fair values of Federal Life’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in Federal Life’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

GAAPUSA defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. GAAPUSA describes three approaches to measuring the fair value of assets and liabilities: the market approach, the income approach and the cost approach. Each approach includes multiple valuation techniques. GAAPUSA does not prescribe which valuation technique should be used when measuring fair value, but does establish a fair value hierarchy that prioritizes the inputs used in applying the various techniques. Inputs broadly refer to the assumptions that market participants use to make pricing decisions, including assumptions about risk. Level 1 inputs are given the highest priority in the hierarchy while Level 3 inputs are given the lowest priority. Assets and liabilities carried at fair value are classified in one of the following three categories based on the nature of the inputs to the valuation technique used:

•	Level 1 — Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 — Observable market-based inputs or unobservable inputs that are corroborated by market data.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

•	Level 3 — Unobservable inputs that are not corroborated by market data. These inputs reflect management’s best estimate of fair value using its own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Assets and Liabilities Recorded at Fair Value on a Recurring Basis

The following table presents information about Federal Life’s securities measured at fair value on a recurring basis as of December 31, 2009 and 2008. As required by GAAPUSA, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Federal Life’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect their placement within the fair value hierarchy levels.

2009

		Recurring Fair Value Measurements
		at Reporting Date Using:
		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
	Fair Values as of	Identical Assets	Inputs	Inputs
Description	December 31, 2009	(Level 1)	(Level 2)	(Level 3)
		(In thousands)

Common stocks — Unaffiliated	$9,671	$6,457	$—	$3,214
Separate accounts assets and liabilities	20,204	20,204	—	—

	$29,875	$26,661	$—	$3,214

2008

		Recurring Fair Value Measurements
		at Reporting Date Using:
		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
	Fair Values as of	Identical Assets	Inputs	Inputs
Description	December 31, 2008	(Level 1)	(Level 2)	(Level 3)
		(In thousands)

Common stocks — Unaffiliated	$9,550	$4,360	$—	$5,190
Separate accounts assets and liabilities	18,082	18,082	—	—

	$27,632	$22,442	$—	$5,190

To measure the fair value of investment securities, Federal Life obtained quoted prices in active markets for identical assets at the balance sheet date to measure investment securities at fair value. Federal Life generally obtained market price data from exchange or dealer markets. Such securities are classified as Level 1 in the above table. The remainder of the equity securities are classified as Level 3, as these securities are privately placed equity securities, with no readily available market prices. Fair values of the private placed securities are based on nonbinding broker quotes, if available, or internal and external valuation models, all of which utilize both adjusted market comparables and discounted cash flows methodologies that require a significant level of judgment. Such valuation models utilize inputs that are both unobservable and significant to the overall fair value measurement. These inputs that reflect management’s estimate of the assumptions that market participants would use in pricing the asset.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

The following table presents a reconciliation of the beginning and ending balances recorded for instruments classified as Level 3 in the fair value hierarchy:

Common
Stocks -
Unaffiliated

Beginning balance, January 1, 2009	$5,190
Impairment on investments	(1,819)
Unrealized loss	(157)

Ending balance, December 31, 2009	$3,214

The following table presents information about Federal Life’s bonds measured at fair value on a nonrecurring basis as of December 31, 2009.

2009

		Nonrecurring Fair Value Measurements
		at Reporting Date Using:
		Quoted Prices	Significant		Total Losses
		in Active	Other	Significant	for the
		Markets for	Observable	Unobservable	Year Ended
	Fair Values as of	Identical Assets	Inputs	Inputs	December 31,
Description	December 31, 2009	(Level 1)	(Level 2)	(Level 3)	2009
		(In thousands)

Bonds	$1,137	$—	$1,137	$—	$1,939

Bonds are carried at values based on categories established by the NAIC that are primarily influenced by credit ratings. Bond values are either at amortized cost or, for lower credit ratings (nonamortizable bonds), at the lower of amortized cost or fair value. Level 2 securities include corporate bonds NAIC rated 6, for which the fair value was lower than cost as of December 31, 2009.

Fair value of the bonds is generally determined by a third party valuation source. The pricing services generally source fair value measurements from quoted market prices and, if not available, the security is valued based on quotes from similar securities using broker quotes and other information obtained from dealers and market participants.

The pricing services generally utilize various pricing applications, including models, to measure fair value. The pricing applications are based upon market convention and use inputs that are derived principally from or corroborated by observable market data by correlations or other means. Fair value is determined using discounted cash flow models and inputs related to interest rates, prepayment speeds, loss curves and market discount rates that would be required by investors in the current market given the specific characteristics and inherent credit risk of the underlying collateral.

Federal Life performs periodic validations of the fair value sourced from the independent pricing services. Such validation principally includes sourcing security prices from other independent pricing services or broker quotes. The validation process provides us with information as to whether the volume and level of activity for a security has significantly decreased and assists in identifying transactions that are not orderly. Depending on the results of the validation, additional information may be gathered from other market participants to support the fair value measurements. A determination will be made as to whether adjustments to the observable inputs are necessary as a result of investigations and inquiries about the reasonableness of the inputs used and the methodologies employed by the independent pricing services.

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

Note 10 —	Policy Liabilities

As of December 31, 2009, Federal Life’s annuity reserves, deposit fund liabilities and separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In thousands)

Subject to discretionary withdrawal
At book value, less surrender charge	$11,909	12.7%
At market value	19,691	21.0%

Total with adjustment or at market value	31,600	33.7%
At book value without adjustment (with minimal or no charge or adjustment)	51,719	55.1%
Not subject to discretionary withdrawal	10,493	11.2%

Total annuity reserves, deposit fund liabilities and separate account liabilities before reinsurance	93,812	100.0%

Less reinsurance ceded	—

Net annuity reserves, deposit fund liabilities and separate account liabilities	$93,812

Included in the above table is $1,295,200 in supplementary contracts with life contingencies and not included is $73,000 of separate account liabilities.

Separate accounts held by Federal Life relate to individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. The assets in the accounts carried at fair value are mutual funds.

Note 11 —	Concentrations

Federal Life maintains cash and cash equivalent balances at several financial institutions. Accounts are insured up to $250,000 in both 2009 and 2008, per depositor by the Federal Deposit Insurance Corporation (FDIC). Cash balances in excess of insured amounts totaled $6,238,712 and $4,588,732 as of December 31, 2009 and 2008, respectively.

Federal Life’s investment portfolio consists of debt and equity securities as of December 31, 2009. The debt securities are comprised primarily of U.S. government obligations, corporate securities and mortgage-backed securities. The equity securities consist primarily of two sectors of the economy: financial companies (banks, trusts and insurance companies) and industrial companies. Approximately 64% of Federal Life’s equity portfolio is made up of investments in banks, trusts and insurance companies. Additionally, one security valued at $3,139,406 makes up approximately 82% of this concentration. The investment is in a real estate investment trust.

Note 12 —	Separate Accounts

All of the separate and variable accounts held by Federal Life relate to individual and group variable annuities of a nonguaranteed return nature. Vanguard is the sole custodian and fund manager for all separate account assets. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit. If death

Federal Life Insurance Company (Mutual)

Notes to Statutory Financial Statements — (Continued)

occurs before age 65, the death benefit is the greater of account value or premium paid. If death occurs after age 65, the death benefit is equal to the account value.

Nonguaranteed
Separate
Accounts
(In thousands)

Premiums, considerations or deposits for the year ended December 31, 2009	$56

Reserves as of December 31, 2009:
For accounts with assets at:
Market value	20,131
Amortized cost	—

Total reserves	$20,131

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—
At book value without MV adjustment and with current surrender charge of 5% or more	—
At market value	20,131
At book value without MV adjustment and with current surrender charge of less than 5%	—

Subtotal	20,131
Not subject to discretionary withdrawal	—

Total	$20,131

Reconciliation of Net Transfers To (From) Separate Accounts
1.	Transfers as reported in the Summary of Operations of the Separate Accounts Statement
	Transfers to separate accounts	$55,695
	Transfers from separate accounts	(1,963,788)

	Net transfers to (from) separate accounts	$(1,908,093)

2.	Reconciling Adjustments
	Payments on net policyholder surrender and fund withdrawals	$1,011,489
	Payments on supplementary contracts	35,009
	Exchange purchases recorded as annuity benefits on the Life, Accident and Health Annual Statement	(45,695)
3.	Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$(907,290)

Note 13 —	Contingencies

Federal Life has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to its business. Federal Life believes that such suits are substantially without merit and that valid defenses exist. Management and general counsel are of the opinion that such litigation will not have a material adverse effect on Federal Life’s financial position or results of operations.

During 2009 and 2008, Federal Life received information from the National Organization of Life and Health Insurance Guaranty Associations regarding insolvencies of various insurance companies. It is expected that these insolvencies will result in future guaranty fund assessments against Federal Life of approximately $206,000. This amount has been accrued as of December 31, 2009 and 2008.

Schedule 1
(Page 1)

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2009

Investment Income Earned
U.S. government bonds	$1,199,323
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	8,433,936
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	251,310
Common stocks of affiliates	473,000
Mortgage loans	—
Real estate	723,728
Contract loans	694,807
Cash, cash equivalents and short-term investments	31,306
Derivative instruments	—
Other invested assets	—
Amortization of IMR	105,867
Aggregate write-ins for investment income	4,697

Gross Investment Income	$11,917,974

Real Estate Owned (Book value, less encumbrances)	$2,319,704

Mortgage Loans (Book value)
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	—

Total Mortgage Loans	$—

Mortgage Loans by Standing (Book value)
Good standing	$—

Good standing with restructured terms	$—

Interest overdue more than three months, not in foreclosure	$—

Foreclosure in process	$—

Other Long-Term Assets (Statement value)	$—

Collateral Loans	$—

See independent auditor’s report regarding supplemental information.

Schedule 1
(Page 2)

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2009 — (Continued)

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book value)
Bonds	$—

Preferred stocks	$—

Common stocks	$798,253

Bonds and Short-Term Investments by Class and Maturity
Bonds and short-term investments by maturity (Statement value)
Due within one year or less	$28,443,484
Over one year through five years	70,053,776
Over five years through 10 years	64,532,519
Over 10 years through 20 years	4,816,579
Over 20 years	856,044

Total by Maturity	$168,702,402

Bonds and short-term investments by class (Statement value)
Class 1	$115,385,649
Class 2	39,533,064
Class 3	8,019,531
Class 4	2,983,349
Class 5	1,991,650
Class 6	789,159

Total by Class	$168,702,402

Total Bonds Publicly Traded	$160,737,035

Total Bonds Privately Placed	$2,020,309

Preferred Stocks (Statement value)	$—

Common Stocks (Market value)	$10,468,767

Short-Term Investments (Book value)	$5,945,058

Options, Caps and Floors Owned (Statement value)	$—

Options, Caps and Floors Written and In Force (Statement value)	$—

Collar, Swap and Forward Agreements Open (Statement value)	$—

Futures Contracts Open (Current value)	$—

Cash on Deposit	$682,000

See independent auditor’s report regarding supplemental information.

Schedule 1
(Page 3)

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2009 — (Continued)

Life Insurance In Force
Industrial	$—

Ordinary	$1,701,656,000

Credit life	$—

Group life	$2,841,643,000

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$126,118,000

Life Insurance Policies with Disability Provisions In Force
Industrial	$—

Ordinary	$175,646,000

Credit life	$—

Group life	$—

Supplementary Contracts In Force
Ordinary — Not involving life contingencies
Amount on deposit	$218,283

Amounts of income payable	$141,103

Ordinary — Involving life contingencies
Amounts of income payable	$179,282

Group — Not involving life contingencies
Amount on deposit	$—

Amounts of income payable	$—

Group — Involving life contingencies
Amounts of income payable	$—

Annuities
Ordinary
Immediate — Amount of income payable	$109,763

Deferred — Fully paid account balance	$10,527,663

Deferred — Not fully paid account balance	$—

Group
Amount of income payable	$819,282

Fully paid account balance	$44,270,847

Not fully paid account balance	$—

See independent auditor’s report regarding supplemental information.

Schedule 1
(Page 4)

Federal Life Insurance Company (Mutual)

Supplemental Schedule of Selected Financial Data
December 31, 2009 — (Continued)

Accident and Health Insurance — Premiums In Force
Ordinary	$281,846

Group	$21,005

Credit	$—

Deposit Funds and Dividend Accumulations
Deposit funds — Account balance	$7,921

Dividend accumulations — Account balance	$9,562,069

Claim Payments
Group accident and health
2009	$14,000

2008	$6,000

2007	$2,000

2006	$—

2005	$—

2004	$—

Prior	$—

Other accident and health
2009	$291,000

2008	$91,000

2007	$73,000

2006	$68,000

2005	$16,000

2004	$6,000

Prior	$—

Other coverages that use development methods to calculate claims reserves
2008	$—

2007	$—

2006	$—

2005	$—

2004	$—

Prior	$—

See independent auditor’s report regarding supplemental information.

Schedule 2
(Page 1)

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2009

1.	Total admitted assets, excluding Separate Accounts:	$199,162,747

2. Ten largest exposures to a single issuer/borrower/investment:

			Percentage of Total
	Issuer	Amount	Admitted Assets

2.01	FLIC/ EQUITY Fixed Income Portfolio	$3,690,262	1.853%
2.02	RREEF American Reit II Inc	$3,139,406	1.576%
2.03	MALT 2004	$2,148,286	1.079%
2.04	RAST 2004-A9 A10	$1,991,549	1.000%
2.05	GMACM 2004-J2A11	$1,836,172	0.922%
2.06	CSFB 2004-4 1A7	$1,478,502	0.742%
2.07	CMSI 2004-9 1A6	$1,329,905	0.668%
2.08	MSM 2004-3 2A6	$1,194,841	0.600%
2.09	MASTR 2004-6 2A14	$1,081,296	0.543%
2.10	MSC 2007 1Q16 A4	$1,055,918	0.530%

3. Total admitted assets held in bonds and preferred stocks by NAIC rating:

					Preferred
	Bonds	1	2		Stocks	3	4

3.01	NAIC-1	$115,385,649	57.935%	3.07	P/ RP-1	$—	0.000%
3.02	NAIC-2	$39,533,064	19.850%	3.08	P/ RP-2	$—	0.000%
3.03	NAIC-3	$8,019,531	4.027%	3.09	P/ RP-3	$—	0.000%
3.04	NAIC-4	$2,983,349	1.498%	3.10	P/ RP-4	$—	0.000%
3.05	NAIC-5	$1,991,650	1.000%	3.11	P/ RP-5	$—	0.000%
3.06	NAIC-6	$789,159	0.396%	3.12	P/ RP-6	$—	0.000%

4. Admitted assets held in foreign investments and unhedged currency exposure:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		No
4.02	Total admitted assets held in foreign investments	$7,444,452	3.738%
4.03	Foreign currency denominated investments	$—	0.000%
4.04	Insurance liabilities denominated in that same foreign currency	$—	0.000%

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

5.01	Countries rated NAIC-1	$7,444,452	3.738%
5.02	Countries rated NAIC-2	$—	0.000%
5.03	Countries rated NAIC-3 or below	$—	0.000%

See independent auditor’s report regarding supplemental information.

Schedule 2
(Page 2)

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2009 — (Continued)

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
6.01	Country: United Kingdom	$2,992,904	1.503%
6.02	Country: Norway	$1,003,188	0.504%

Countries rated NAIC-2:
6.03	Country:	$—	0.000%
6.04	Country:	$—	0.000%

Countries rated NAIC-3 or below:
6.05	Country:	$—	0.000%
6.06	Country:	$—	0.000%

7. Aggregate unhedged foreign currency exposure:

$—	0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

8.01	Countries rated NAIC-1	$—	0.000%
8.02	Countries rated NAIC-2	$—	0.000%
8.03	Countries rated NAIC-3 or below	$—	0.000%

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
9.01	Country:	$—	0.000%
9.02	Country:	$—	0.000%

Countries rated NAIC-2:
9.03	Country:	$—	0.000%
9.04	Country:	$—	0.000%

Countries rated NAIC-3 or below:
9.05	Country:	$—	0.000%
9.06	Country:	$—	0.000%

See independent auditor’s report regarding supplemental information.

Schedule 2
(Page 3)

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2009 — (Continued)

10. Ten largest nonsovereign foreign issues:

	NAIC Rating

10.01	Yara International ASA	$1,003,188	0.504%
10.02	Keyspan Corporation	$1,000,641	0.502%
10.03	Alcan Inc	$997,593	0.501%
10.04	Novartis	$995,333	0.500%
10.05	Royal BK Scotland Group	$994,670	0.499%
10.06	Anheuser Busch	$977,147	0.491%
10.07	New Plan Excel Realty	$497,570	0.250%
10.08	Nokia Corp	$494,254	0.248%
10.09	Barrick Australia	$249,021	0.125%
10.10	Stena AB	$235,034	0.118%

11. Assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of
	the reporting entity’s total admitted assets?		Yes
11.02	Total admitted assets held in Canadian investments	$—	0.000%
11.03	Canadian currency-denominated investments	$—	0.000%
11.04	Canadian-denominated insurance liabilities	$—	0.000%
11.05	Unhedged Canadian currency exposure	$—	0.000%

12. There were no admitted assets held in investments with contractual sales restrictions.

13. Admitted assets held in the largest ten equity interests:

	Investment Category

13.01	FLIC Fixed/Equity Equity Income Portfolio	$3,690,262	1.853%
13.02	RREEF America Reit II Inc	$3,139,406	1.576%
13.03	Americana Realty Company	$537,680	0.270%
13.04	FLC Mortgage Company	$234,393	0.118%
13.05	McGraw-Hil Companies	$90,477	0.045%
13.06	Reinsurance Group of America	$76,240	0.038%
13.07	FMC Corp	$75,276	0.038%
13.08	Chicago Federal Home Loan Bank	$75,000	0.038%
13.09	Del Monte Foods Co	$73,710	0.037%
13.10	American Financial Group Inc	$72,355	0.036%

14. There were no admitted assets held in nonaffiliated, privately placed equities that exceeded 2.5% of Federal Life’s total admitted assets.

15. There were no admitted assets held in general partnership interests that exceeded 2.5% of Federal Life’s total admitted assets.

See independent auditor’s report regarding supplemental information.

Schedule 2
(Page 4)

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2009 — (Continued)

16. Amount of admitted assets in mortgage loans: None

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value	Residential		Commercial		Agricultural

17.01	above 95%	$—	0.000%	$—	0.000%	$—	0.000%
17.02	91% to 95%	$—	0.000%	$—	0.000%	$—	0.000%
17.03	81% to 90%	$—	0.000%	$—	0.000%	$—	0.000%
17.04	71% to 80%	$—	0.000%	$—	0.000%	$—	0.000%
17.05	below 70%	$—	0.000%	$—	0.000%	$—	0.000%
17.06	Construction loans					$—	0.000%
17.07	Mortgage loans over 90 days past due					$—	0.000%
17.08	Mortgage loans in the process of foreclosure					$—	0.000%
17.09	Mortgage loans foreclosed					$—	0.000%
17.10	Restructured mortgage loans					$—	0.000%

18. There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Annual Statement Schedule A.

19. There were no assets held in mezzanine real estate loans.

20. Total admitted assets subject to the following types of agreements:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

20.01	Securities lending (do not include asset held as collateral for such transactions)	$—	0.000%	$—	$—	$—
20.02	Repurchase agreements	$—	0.000%	$—	$—	$—
20.03	Reverse repurchase agreements	$—	0.000%	$—	$—	$—
20.04	Dollar repurchase agreements	$—	0.000%	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	0.000%	$—	$—	$—

21. Warrants not attached to other financial instruments, options, caps and floors: NONE

22. Potential exposure for collars, swaps and forwards:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

22.01	Hedging	$—	0.000%	$—	$—	$—
22.02	Income generation	$—	0.000%	$—	$—	$—
22.03	Replications	$—	0.000%	$—	$—	$—
22.04	Other	$—	0.000%	$—	$—	$—

See independent auditor’s report regarding supplemental information.

Schedule 2
(Page 5)

Federal Life Insurance Company (Mutual)

Supplemental Investment Risks Interrogatories
December 31, 2009 — (Continued)

23. Potential exposure for futures contracts:

				At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr

23.01	Hedging	$—	0.000%	$—	$—	$—
23.02	Income generation	$—	0.000%	$—	$—	$—
23.03	Replications	$—	0.000%	$—	$—	$—
23.04	Other	$—	0.000%	$—	$—	$—

See independent auditor’s report regarding supplemental information.

Schedule 3

Federal Life Insurance Company (Mutual)

Supplemental Summary Investment Schedule
December 31, 2009

				Admitted Assets as
		Gross Investment		Reported in the
		Holdings		Annual Statement
		1	2	3	4
	Investment Categories	Amount	Percentage	Amount	Percentage

1.0 Bonds:
1.1	U.S. Treasury securities	$9,112,412	4.7%	$9,112,412	4.7%
1.2	U.S. government agency and corporate obligations (excluding mortgage-backed securities):
	1.21 Issued by U.S. government agencies		0.0%	—	0.0%
	1.22 Issued by U.S. government sponsored agencies	10,528,380	5.5%	10,528,380	5.5%
1.3	Foreign government (including Canada, excluding mortgage-backed securities)		0.0%	—	0.0%
1.4	Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
	1.41 States, territories and possessions general obligations		0.0%	—	0.0%
	1.42 Political subdivisions of states, territories and possessions and political subdivisions general obligations		0.0%	—	0.0%
	1.43 Revenue and assessment obligations		0.0%	—	0.0%
	1.44 Industrial development and similar obligations		0.0%	—	0.0%
1.5	Mortgage-backed securities (includes residential and commercial MBS):
	1.51 Pass-through securities:
	1.511 Guaranteed by GNMA		0.0%	—	0.0%
	1.512 Issued by FNMA and FHLMC	471,918	0.2%	471,918	0.2%
	1.513 Privately issued	2,846,748	1.5%	2,846,748	1.5%
	1.52 CMOs and REMICs:
	1.521 Issued by FNMA and FHLMC	36,932,351	19.2%	36,932,351	19.2%
	1.522 Privately issued and collateralized by MBS issued or guaranteed by GNMA, FNMA, or FHLMC		0.0%	—	0.0%
	1.523 All other privately issued	24,583,502	12.8%	24,583,502	12.8%

See independent auditor’s report regarding supplemental information.

Federal Life Insurance Company (Mutual)

Supplemental Summary Investment Schedule
December 31, 2009 — (Continued)

				Admitted Assets as
		Gross Investment		Reported in the
		Holdings		Annual Statement
		1	2	3	4
	Investment Categories	Amount	Percentage	Amount	Percentage

2.0 Other debt and other fixed income securities (excluding short term):
2.1	Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	66,541,796	34.6%	66,541,796	34.6%
2.2	Unaffiliated foreign securities	11,740,237	6.1%	11,740,237	6.1%
2.3	Affiliated securities		0.0%	—	0.0%
3.0 Equity interests:
3.1	Investments in mutual funds	3,690,262	1.9%	3,690,262	1.9%
3.2	Preferred stocks:
	3.21 Affiliated		0.0%	—	0.0%
	3.22 Unaffiliated		0.0%	—	0.0%
3.3	Publicly traded equity securities (excluding preferred stocks):
	3.31 Affiliated		0.0%	—	0.0%
	3.32 Unaffiliated	2,765,746	1.4%	2,765,746	1.4%
3.4	Other equity securities:
	3.41 Affiliated	798,253	0.4%	798,253	0.4%
	3.42 Unaffiliated	3,214,506	1.7%	3,214,506	1.7%
	3.5 Other equity interests including tangible personal property under lease:
	3.51 Affiliated		0.0%	—	0.0%
	3.52 Unaffiliated		0.0%	—	0.0%
4.0 Mortgage loans:
4.1	Construction and land development		0.0%	—	0.0%
4.2	Agricultural		0.0%	—	0.0%
4.3	Single family residential properties		0.0%	—	0.0%
4.4	Multifamily residential properties		0.0%	—	0.0%
4.5	Commercial loans		0.0%	—	0.0%
4.6	Mezzanine real estate loans		0.0%	—	0.0%
5.0 Real estate investments:
5.1	Property occupied by company	2,319,704	1.2%	2,319,704	1.2%
5.2	Property held for production of income (includes $ of property acquired in satisfaction of debt)		0.0%	—	0.0%

See independent auditor’s report regarding supplemental information.

Federal Life Insurance Company (Mutual)

Supplemental Summary Investment Schedule
December 31, 2009 — (Continued)

				Admitted Assets as
		Gross Investment		Reported in the
		Holdings		Annual Statement
		1	2	3	4
	Investment Categories	Amount	Percentage	Amount	Percentage

5.3	Property held for sale ($ including property acquired in satisfaction of debt)		0.0%	—	0.0%
6.0	Policy loans	10,190,333	5.3%	10,190,333	5.3%
7.0	Receivables for securities		0.0%	—	0.0%
8.0	Cash and short-term investments	6,627,058	3.4%	6,627,058	3.4%
9.0	Other invested assets		0.0%	—	0.0%

10.0	Total invested assets	$192,363,206	100%	$192,363,206	100%

See independent auditor’s report regarding supplemental information.

Federal Life Insurance Company (Mutual)

Note to Supplemental Schedule of Selected Financial Data
December 31, 2009

Basis of Presentation

The accompanying schedule presents selected statutory financial data as of December 31, 2009, and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audit Report Section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, and agrees to or is included in the amounts reported in Federal Life’s 2009 Statutory Annual Statement as filed with the Illinois Department of Insurance.

See independent auditor’s report regarding supplemental information.

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a) Financial Statements:

Financial Statements Included in Part B

The Registrant

Statement of Assets and Liabilities as of December 31, 2010

Statements of Operations and Changes in Net Assets for the years ended December 31, 2010 and 2009

Notes to Financial Statements

Independent Auditor’s Report

The Depositor

Independent Auditor’s Report

Balance Sheets — Statutory Basis as of December 31, 2010 and 2009

Statements of Operations — Statutory Basis for the years ended December 31, 2010 and 2009

Statements of Changes in Policyowners’ Surplus — Statutory Basis for the years ended December 31, 2010 and 2009

Statements of Cash Flows — Statutory Basis for the years ended December 31, 2010 and 2009

Notes to Statutory-Basis Financial Statements

Supplemental Schedule of Selected Financial Data — Statutory Basis as of December 31, 2010

Supplemental Investment Risks Interrogatories Schedule — Statutory Basis as of December 31, 2010

Supplemental Summary Investment Schedule — Statutory Basis as of December 31, 2010

Note to Supplemental Schedule of Selected Financial Data — Statutory Basis as of December 31, 2010

Independent Auditor’s Report

Balance Sheets — Statutory Basis as of December 31, 2009 and 2008

Statements of Operations — Statutory Basis for the years ended December 31, 2009 and 2008

Statements of Changes in Policyowners’ Surplus — Statutory Basis for the years ended December 31, 2009 and 2008

Statements of Cash Flows — Statutory Basis for the years ended December 31, 2009 and 2008

Notes to Statutory-Basis Financial Statements

Supplemental Schedule of Selected Financial Data — Statutory Basis as of December 31, 2009

Supplemental Summary Investment Schedule — Statutory Basis as of December 31, 2009

Note to Supplemental Schedule of Selected Financial Data — Statutory Basis as of December 31, 2009

(b)	Exhibits

Exhibit No.

1.1	Resolutions of the Board of Directors of Federal Life Insurance Company (Mutual) authorizing establishment of the Federal Life Variable Annuity Account — A(1);

Exhibit No.

3.1	Form of Underwriting and Servicing Agreement between Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A and FED Mutual Financial Services, Inc. dated [ ], 2008(3);
4.1	Form of Individual Variable Deferred Annuity Contract(1);
4.2	Form of Amendatory Endorsement(2);
4.3	Form of Individual Variable Deferred Annuity Contract (L-8025 (Iowa))(4);
5.1	Form of Application for Individual Variable Deferred Annuity Contract(1);
6.1	Articles of Incorporation of Federal Life Insurance Company (Mutual)(1);
6.2	By-Laws of Federal Life Insurance Company (Mutual)(1);
8.1	Form of Participation Agreement among Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A, Federal Life Trust, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc. dated [ ], 2008(2);
9.1	Opinion and Consent of Counsel, filed herewith;
10.1	Consent of Independent Registered Public Accounting Firm regarding statements of Federal Life Variable Annuity Account — A, filed herewith;
10.2	Consent of Independent Registered Public Accounting Firm regarding statements of Federal Life Insurance Company (Mutual), filed herewith;
13.1	Powers of Attorney(1);
13.2	Power of Attorney(4);
13.3	Power of Attorney, filed herewith.

(1)	Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-147464) filed with the Securities and Exchange Commission on November 16, 2007.

(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-147464) filed with the Securities and Exchange Commission on July 3, 2008.

(3)	Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (file No. 333-147464) filed with the Securities and Exchange Commission on October 30, 2008.

(4)	Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-147464) filed with the Securities and Exchange Commission on April 30, 2010.

Item 25.	Directors and Officers of the Depositor

The principal business address of each director and officer listed below is 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Name	Positions and Offices

Joseph D. Austin	Chairman of the Board and Chief Executive Officer
William S. Austin	Director, President and Chief Operating Officer
Michael Austin	Director, Executive Vice President and Chief Marketing Officer
Frank J. Donati	Director
William H. Springer	Director
James H. Stacke	Director
Judy A. Manning	Secretary
Paul R. Murphy	Actuary
Anders Raaum	Chief Financial Officer
Thomas W. Austin	Director of Corporate Relations and Assistant Secretary
Christine Q. Kaefer	Marketing Services Officer and Assistant Secretary
Tina R. Klemmer	Second Vice President — Information Systems
Dorothy M. Latuszek	Director of Underwriting
James P. McGrew	Sales Vice President
Joseph M. Milani	Director of Data Center
Neil P. Riordan	Field Vice President
Kenneth T. Wallach	Second Vice President — Administration
PW Calfas	Associate Actuary
Kevin A. Lind	Assistant Vice President — Information Systems
Michael E. Lindstrom	Associate Actuary
Steven A. Mink	Assistant Actuary

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of Federal Life. Set forth below is a description of Federal Life and the entities controlled by Federal Life:

Percentage of Voting
Securities Owned or
	State of	Other
Name	Organization	Basis of Control	Principal Business

Federal Life Insurance Company (Mutual)	Illinois	None — Mutual	Life, accident and health insurance, and annuities.
Federal Life Variable Annuity Account — A*	Illinois	100% owned by Federal Life	Separate account for individual variable deferred annuity contracts.
Federal Life Trust*	Delaware	100% owned by Federal Life	Investment portfolios for individual variable deferred annuity contracts.
FLC Investment Management Company, LLC**	Illinois	100% owned by Federal Life	Acts as investment adviser to the portfolios of the Federal Life Trust.
Americana Realty Company**	Delaware	100% owned by Federal Life	Holds title to land, leases mineral rights and sells improved real estate.
FED Mutual Financial Services, Inc.**	Delaware	100% owned by Federal Life	Acts as broker/dealer for variable annuities.
FLC Mortgage Company**	Illinois	100% owned by Federal Life	Engages in the business of brokering, funding, originating or servicing of residential or commercial mortgage loans.

*	Files separate financial statements.

**	Included in Federal Life’s filed financial statements in the statement value of the common stock. There is no requirement that the subsidiaries be filed separately.

Item 27.	Number of Contract Owners

As of March 31, 2011, there were 233 separate account contract owners.

Item 28.	Indemnification

Federal Life’s By-Laws provide that Federal Life will indemnify any person who was or is party to or threatened to be made party to any threatened or pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in right of Federal Life) by reason of the fact that he is or was a director, officer, employee, fiduciary of a company employee benefit plan or member of a committee of Federal Life, or is or was serving on behalf of Federal Life as a director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise. Federal Life will indemnify such a person against judgments, fines, amounts paid in settlement and expenses, including counsel fees, actually and reasonably incurred by or imposed upon him if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of Federal Life, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of Federal Life, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Every such person who has been wholly successful, on the merits or otherwise, with respect to any action, suit or proceeding or claim, or threat thereof, of the character described above will be entitled to indemnification. Otherwise, payment, reimbursement or indemnification will be made by Federal Life to any person, if either, (i) in the case of a person who is not a director and the Board of Directors finds that the person has met the above stated standards of conduct, or (ii) in the case of a director or an officer who is also a director, independent legal counsel delivers to Federal Life written advice that, in the opinion of such counsel, the director or officer has met the above standards of conduct.

Expenses incurred by any person with respect to any action, suit or proceeding or claim, or threat thereof, of the character described above may be advanced by Federal Life prior to the final disposition of such action, suit, proceeding or claim upon receipt of an undertaking by such person to repay such amount if it is ultimately determined that he is not entitled to indemnification by law or under the provisions of such section.

The foregoing rights of indemnification shall be in addition to any rights to which any director, officer or employee of Federal Life, former, present or future, may otherwise be entitled to as a matter of law.

Federal Life has the power to purchase and maintain liability insurance on behalf of any person who is serving in any capacity mentioned above, whether or not Federal Life would have the power to indemnify such person as provided above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

FED Mutual Financial Services, Inc., a wholly-owned subsidiary of Federal Life, acts as principal underwriter for the separate account and the contracts. The individuals listed below are the officers and directors of the principal underwriter. The business address for each is 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Name	Positions and Offices

Joseph D. Austin	President and Director
Michael Austin	Vice President and Director
William S. Austin	Executive Vice President
Anders Raaum	Treasurer
Christine Q. Kaefer	Chief Compliance Officer
Judy A. Manning	Secretary

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015.

Item 31.	Management Services

Contracts under which management-related services are provided to the Registrant are set forth in Part B under the caption “Service Arrangements and Distribution.”

Item 32.	Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Federal Life Insurance Company (Mutual) hereby represents that the fees and charges deducted under the contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Federal Life Insurance Company (Mutual).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 4 to the Registration Statement and has caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf, in the Village of Riverwoods, and State of Illinois, on this 29th day of April, 2011.

Federal Life Variable Annuity Account-A

Federal Life Insurance Company (Mutual)
(Depositor)

By:	/s/ William S. Austin
President and Chief Operating Officer

As required by the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Joseph D. Austin	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	April 29, 2011

/s/ William S. Austin William S. Austin	Director, President and Chief Operating Officer (Principal Financial Officer)	April 29, 2011

* Anders Raaum	Chief Financial Officer (Principal Accounting Officer)	April 29, 2011

* Michael Austin	Director, Executive Vice President and Chief Marketing Officer	April 29, 2011

* Frank J. Donati	Director	April 29, 2011

* William H. Springer	Director	April 29, 2011

* James H. Stacke	Director	April 29, 2011

*By:	/s/ William S. Austin
William S. Austin
Attorney-in-fact pursuant to Powers of Attorney filed previously

INDEX TO EXHIBITS

Exhibit
No.

9.1	Opinion and Consent of Counsel.
10.1	Consent of Independent Registered Public Accounting Firm regarding statements of Federal Life Variable Annuity Account — A.
10.2	Consent of Independent Registered Public Accounting Firm regarding statements of Federal Life Insurance Company (Mutual).
13.3	Power of Attorney.